UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4707

Fidelity Advisor Series II
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders

Fidelity® Advisor Mid Cap II Fund - Class A, Class T, Class B and Class C

Annual Report December 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	27	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	36	Notes to the financial statements.
Report of Independent	45
Registered Public
Accounting Firm
Trustees and Officers	46
Distributions	56
Proxy Voting Results	57
Board Approval of	58
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended December 31, 2005	Past 1	Life of
	year	fundA
Class A (incl. 5.75% sales charge)	10.47%	26.37%
Class T (incl. 3.50% sales charge)	12.78%	28.19%
Class B (incl. contingent deferred sales charge)B	11.34%	28.26%
Class C (incl. contingent deferred sales charge)C	15.25%	30.87%

A From August 12, 2004.
B Class B shares’ contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

5 Annual Report

5

Performance continued

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap II Class T on August 12, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s® MidCap 400 Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of Fidelity® Advisor Mid Cap II Fund

U.S. equity benchmarks generally had positive results for the 12 months ending Decem ber 31, 2005, the third consecutive year that stocks finished in the black. Energy and utilities were the two best performing sectors, contributing greatly to the 4.91% gain of the Standard & Poor’s 500SM Index. Elsewhere, the NASDAQ Composite® Index returned 2.13%, while the Dow Jones Industrial AverageSM rose 1.72% . The U.S. economy did not decelerate as much as many had predicted, despite eight short term interest rate hikes, record high energy prices and the devastation caused by Hurricane Katrina. Meanwhile, corporate America notched its 14th consecutive quarter of double digit earnings gains through the third quarter of the year, an unprecedented streak in market history. From a style perspec tive, large cap stocks ended the six year reign of small caps by a narrow margin, but mid caps finished well ahead of both categories. The gap between growth and value stocks also was relatively narrow, with value gaining a slight edge.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 17.21%, 16.87%, 16.34% and 16.25%, respectively (excluding sales charges), compared with 12.56% for the Standard & Poor’s® MidCap 400 Index and 9.67% for the LipperSM Mid Cap Funds Average. Most of the outperformance relative to the index came from a significant overweighting in energy, along with effective stock picking in the sector. Also aiding the fund’s performance was timely stock selection in financials and materials. Valero Energy was the fund’s top contributor both in absolute terms and compared with the index. The crude oil refiner benefited from strong demand and limited industrywide refining capacity. Southwestern Energy, an exploration and production company, was aided by some natural gas discoveries that significantly boosted its reserves. Within technology, Apple Computer was a standout, spurred by robust sales of the iPod, the company’s personal digital media player. Conversely, Symbol Technologies, a maker of bar code scanners, was the fund’s largest detractor both in absolute terms and versus the index. Lackluster sales growth derailed the stock, and I sold it before period end. Household and personal products marketer Avon Products also had a negative impact on the fund’s results, primarily because of its disappointing sales growth in the United States and abroad. In absolute terms, currency fluctuations particularly the depreciation of the Japanese yen versus the U.S. dollar acted as a mild head wind given the fund’s significant foreign exposure.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report

7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2005 to
	July 1, 2005	December 31, 2005	December 31, 2005
Class A
Actual	$1,000.00	$1,142.00	$6.75
HypotheticalA	$1,000.00	$1,018.90	$6.36
Class T
Actual	$1,000.00	$1,140.90	$7.77
HypotheticalA	$1,000.00	$1,017.95	$7.32
Class B
Actual	$1,000.00	$1,137.90	$10.78
HypotheticalA	$1,000.00	$1,015.12	$10.16

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2005 to
	July 1, 2005	December 31, 2005	December 31, 2005
Class C
Actual	$1,000.00	$1,137.00	$10.77
HypotheticalA	$1,000.00	$1,015.12	$10.16
Institutional Class
Actual	$1,000.00	$1,143.30	$5.40
HypotheticalA	$1,000.00	$1,020.16	$5.09

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.44%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

9 Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Newmont Mining Corp.	1.6	1.7
Rockwell Automation, Inc.	1.5	1.0
Assurant, Inc.	1.4	1.8
Nabors Industries Ltd.	1.4	0.7
Thermo Electron Corp.	1.4	0.1
CONSOL Energy, Inc.	1.3	1.1
Freeport McMoRan Copper & Gold, Inc. Class B	1.2	1.1
QIAGEN NV	1.2	1.2
Covance, Inc.	1.2	0.9
Harsco Corp.	1.1	0.6
	13.3
Top Five Market Sectors as of December 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Health Care	16.9	17.3
Energy	16.0	15.3
Industrials	13.9	10.3
Information Technology	10.7	14.1
Consumer Discretionary	10.3	13.1

Annual Report 10

Investments December 31, 2005
Showing Percentage of Net Assets

Common Stocks 92.6%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 10.3%
Auto Components 0.9%
Autoliv, Inc.	30	$1,363
BorgWarner, Inc.	41,100	2,491,893
Gentex Corp.	95,200	1,856,400
IMPCO Technologies, Inc.	242,000	1,241,460
LKQ Corp. (a)	49,313	1,707,216
New Focus Auto Tech Holdings Ltd.	1,016,000	148,070
		7,446,402
Automobiles – 0.5%
Bajaj Auto Ltd.	37,059	1,648,156
Geely Automobile Holdings Ltd.	6,045,000	253,381
Harley Davidson, Inc.	7,600	391,324
Hero Honda Motors Ltd.	6	115
Hyundai Motor Co.	10,327	997,337
Mahindra & Mahindra Ltd.	23,218	263,992
Maruti Udyog Ltd.	59,705	843,659
		4,397,964
Diversified Consumer Services – 0.1%
Bright Horizons Family Solutions, Inc. (a)	14,102	522,479
Education Management Corp. (a)	7,000	234,570
Service Corp. International (SCI)	38,700	316,566
		1,073,615
Hotels, Restaurants & Leisure 0.9%
Royal Caribbean Cruises Ltd.	52,800	2,379,168
Sonic Corp. (a)	48,766	1,438,597
St. Marc Co. Ltd.	48,600	3,384,131
TAJ GVK Hotels & Resorts Ltd.	92,125	368,234
		7,570,130
Household Durables – 0.8%
Alba PLC	19	132
Goldcrest Co. Ltd. (d)	25,810	2,335,717
LG Electronics, Inc.	15,800	1,400,437
Nihon Eslead Corp.	32,400	931,564
Rational AG	5,400	717,719
Sekisui House Ltd.	87,000	1,095,017
		6,480,586
Internet & Catalog Retail 0.1%
Alloy, Inc. (a)	1,700	4,913
ASKUL Corp.	12,000	372,503
ASKUL Corp. New	12,000	372,503
See accompanying notes which are an integral part of the financial statements.

11		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Internet & Catalog Retail continued
dELiA*s, Inc. (a)	850	$7,055
dELiA*s, Inc. rights 1/27/06 (a)	126	126
		757,100
Leisure Equipment & Products – 0.4%
Giant Manufacturing Co. Ltd.	126,000	243,736
Jumbo SA	93,700	1,018,307
Oakley, Inc. (d)	14,500	213,005
Trigano SA	29,800	1,327,186
		2,802,234
Media – 2.1%
Astral Media, Inc. Class A (non-vtg.)	50,200	1,323,064
Clear Media Ltd. (a)	1,000	813
E.W. Scripps Co. Class A	83,800	4,024,076
Getty Images, Inc. (a)	500	44,635
Harris Interactive, Inc. (a)	217,858	938,968
Omnicom Group, Inc.	93,726	7,978,894
Salem Communications Corp. Class A (a)	23,300	407,517
Trader Classified Media NV Class A (NY Shares)	8,000	122,800
Univision Communications, Inc. Class A (a)	78,800	2,315,932
Zee Telefilms Ltd.	12	42
		17,156,741
Multiline Retail – 0.4%
Lifestyle International Holdings Ltd.	242,500	337,776
Lojas Renner SA	35,500	1,138,648
Pantaloon Retail India Ltd.	9,698	365,688
Pantaloon Retail India Ltd. rights 2/22/06 (a)	1,940	51,584
PT Mitra Adiperkasa Tbk	238,000	21,306
Ryohin Keikaku Co. Ltd.	11,300	986,192
		2,901,194
Specialty Retail – 3.6%
Abercrombie & Fitch Co. Class A	9,500	619,210
A.C. Moore Arts & Crafts, Inc. (a)	27,406	398,757
Advance Auto Parts, Inc. (a)	15,000	651,900
Best Buy Co., Inc.	28,950	1,258,746
Build-A Bear Workshop, Inc. (a)(d)	108,000	3,201,120
CarMax, Inc. (a)	68,800	1,904,384
Circuit City Stores, Inc.	175,100	3,955,509
Cost Plus, Inc. (a)	108,500	1,860,775
DSG International PLC	781,100	2,201,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Edgars Consolidated Stores Ltd.	265,800	$ 1,476,970
Gamestop Corp. Class B (a)	70,200	2,028,780
Guess?, Inc. (a)	10,900	388,040
KOMERI Co. Ltd. (d)	98,400	4,231,271
Nitori Co. Ltd.	31,900	2,976,125
Pacific Sunwear of California, Inc. (a)	53,600	1,335,712
Tiffany & Co., Inc.	5,700	218,253
		28,707,503
Textiles, Apparel & Luxury Goods – 0.5%
Columbia Sportswear Co. (a)	9,700	462,981
Ports Design Ltd.	393,000	456,172
Quiksilver, Inc. (a)	34,600	478,864
Ted Baker PLC	166,040	1,473,537
Tod’s Spa	6,500	438,693
Wacoal Holdings Corp. sponsored ADR	7,800	528,138
		3,838,385

TOTAL CONSUMER DISCRETIONARY		83,131,854

CONSUMER STAPLES 4.9%
Beverages – 0.1%
Fomento Economico Mexicano SA de CV sponsored ADR	4,400	319,044
Grupo Modelo SA de CV Series C	25,400	91,973
Hansen Natural Corp. (a)	5,500	433,455
Jones Soda Co. (a)	24,000	129,600
		974,072
Food & Staples Retailing – 0.9%
Daikokutenbussan Co. Ltd.	4,600	248,912
Heng Tai Consumables Group Ltd.	1,756,000	251,386
Massmart Holdings Ltd.	152,300	1,243,192
Metro AG	10,000	483,011
Plant Co. Ltd.	9,800	85,611
Shinsegae Co. Ltd.	478	210,178
Sugi Pharmacy Co. Ltd. (d)	68,900	3,289,996
Valor Co. Ltd.	8,900	345,719
Whole Foods Market, Inc.	8,000	619,120
		6,777,125
Food Products 2.8%
Archer-Daniels Midland Co.	32,900	811,314

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food Products – continued
Barry Callebaut AG	5	$1,631
Britannia Industries Ltd.	13,684	413,683
Chaoda Modern Agriculture (Holdings) Ltd.	140,000	58,231
China Mengniu Dairy Co. Ltd.	438,000	372,831
Green Mountain Coffee Roasters, Inc. (a)	7,739	314,203
Groupe Danone	52,800	5,516,267
Groupe Danone sponsored ADR	54,800	1,152,992
Hershey Co.	108,800	6,011,200
IAWS Group PLC (Ireland)	700	10,069
Lindt & Spruengli AG	165	2,756,279
Lindt & Spruengli AG (participation certificate)	344	585,638
McCormick & Co., Inc. (non-vtg.)	35,800	1,106,936
PT Indofood Sukses Makmur Tbk	8,040,500	744,336
Want Want Holdings Ltd.	216,000	214,920
Wimm Bill-Dann Foods OJSC sponsored ADR (a)	10,500	252,315
Wm. Wrigley Jr. Co.	34,000	2,260,660
		22,583,505
Personal Products 1.1%
Avon Products, Inc.	70,500	2,012,775
Concern Kalina OJSC sponsored ADR	3,000	118,783
Dabur India Ltd.	97,780	458,313
Godrej Consumer Products Ltd.	23,838	278,989
Hengan International Group Co. Ltd.	4,835,000	5,487,480
Shiseido Co. Ltd. sponsored ADR	45,400	842,170
		9,198,510

TOTAL CONSUMER STAPLES		39,533,212

ENERGY 16.0%
Energy Equipment & Services – 11.5%
BJ Services Co.	10,000	366,700
Cal Dive International, Inc. (a)	147,400	5,290,186
Cooper Cameron Corp. (a)	111,600	4,620,240
Core Laboratories NV (a)	133,600	4,991,296
Dril-Quip, Inc. (a)	8,900	420,080
FMC Technologies, Inc. (a)	82,200	3,528,024
Global Industries Ltd. (a)	130,500	1,481,175
GlobalSantaFe Corp.	103,100	4,964,265
Grant Prideco, Inc. (a)	8,900	392,668
Gulf Island Fabrication, Inc.	55,800	1,356,498

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Energy Equipment & Services – continued
Helmerich & Payne, Inc.	32,000	$1,981,120
Input/Output, Inc. (a)(d)	108,000	759,240
Nabors Industries Ltd. (a)	146,900	11,127,675
National Oilwell Varco, Inc. (a)	41,611	2,609,010
Newpark Resources, Inc. (a)	117,800	898,814
Noble Corp.	117,100	8,260,234
Oceaneering International, Inc. (a)	55,000	2,737,900
Parker Drilling Co. (a)	789,200	8,547,036
Pason Systems, Inc.	179,100	4,452,273
Patterson-UTI Energy, Inc.	42,300	1,393,785
Pioneer Drilling Co. (a)	26,276	471,129
Precision Drilling Trust	60,800	2,007,229
Pride International, Inc. (a)	90,400	2,779,800
Rowan Companies, Inc.	109,000	3,884,760
Smith International, Inc.	70,200	2,605,122
Superior Energy Services, Inc. (a)	89,800	1,890,290
Transocean, Inc. (a)	67,500	4,704,075
W-H Energy Services, Inc. (a)	79,463	2,628,636
Weatherford International Ltd. (a)	65,736	2,379,643
		93,528,903
Oil, Gas & Consumable Fuels – 4.5%
Amerada Hess Corp.	7,400	938,468
Arch Coal, Inc.	26,800	2,130,600
Cameco Corp.	7,700	488,739
Canadian Natural Resources Ltd.	53,400	2,647,148
Chesapeake Energy Corp.	29,600	939,208
CONSOL Energy, Inc.	165,700	10,800,326
Forest Oil Corp. (a)	61,900	2,820,783
Golar LNG Ltd. (Nasdaq) (a)	377	4,995
Goodrich Petroleum Corp. (a)	42,500	1,068,875
International Coal Group, Inc. (a)	80,300	762,850
Newfield Exploration Co. (a)	40,500	2,027,835
Oil Search Ltd.	119,400	323,192
Peabody Energy Corp.	23,700	1,953,354
Plains Exploration & Production Co. (a)	5,000	198,650
Ship Finance International Ltd. (NY Shares)	61,300	1,035,970
Southwestern Energy Co. (a)	57,900	2,080,926
Tesoro Corp.	24,100	1,483,355
TransCanada Corp. (d)	88,700	2,796,314
TransMontaigne, Inc. (a)	100	660

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Valero Energy Corp.	30,602	$ 1,579,063
World Fuel Services Corp.	3,100	104,532
		36,185,843

TOTAL ENERGY		129,714,746

FINANCIALS – 8.9%
Capital Markets 0.3%
Korea Investment Holdings Co. Ltd.	53,870	2,299,167
TradeStation Group, Inc. (a)	1,400	17,332
		2,316,499
Commercial Banks – 2.7%
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	26,000	624,520
Banco Pastor SA (Reg.)	65,700	3,152,381
Bank of Baroda	188,892	1,012,616
Bank of Fukuoka Ltd.	506,400	4,333,638
Bank of India	367,394	1,036,166
Boston Private Financial Holdings, Inc.	53,145	1,616,671
Canara Bank	77,440	415,211
Center Financial Corp., California	10,700	269,212
Colonial Bancgroup, Inc.	33,100	788,442
Corp. Bank	65,656	529,830
HDFC Bank Ltd. sponsored ADR	9,900	503,910
Hiroshima Bank Ltd.	215,100	1,390,155
ICICI Bank Ltd. sponsored ADR	6,100	175,680
Juroku Bank Ltd.	159,000	1,198,855
Oriental Bank of Commerce	8,668	54,125
PrivateBancorp, Inc.	8,000	284,560
Punjab National Bank	13,630	149,713
State Bank of India	94,498	2,073,223
Sumitomo Trust & Banking Co. Ltd.	107,000	1,093,550
The Keiyo Bank Ltd.	102,000	727,552
Uti Bank Ltd.	92,200	587,994
		22,018,004
Diversified Financial Services – 0.7%
Alliance Capital Management Holding LP	31,600	1,785,084
IntercontinentalExchange, Inc.	24,200	879,670
Kotak Mahindra Bank Ltd.	201,869	1,002,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Diversified Financial Services – continued
Moody’s Corp.	18,900	$ 1,160,838
TSX Group, Inc.	27,900	1,123,872
		5,951,740
Insurance – 3.4%
Admiral Group PLC	51,900	406,535
AFLAC, Inc.	105,000	4,874,100
American International Group, Inc.	34,100	2,326,643
Assurant, Inc.	265,100	11,529,199
Brown & Brown, Inc.	25,200	769,608
Everest Re Group Ltd.	22,000	2,207,700
Ohio Casualty Corp.	14,500	410,640
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	730,000	1,346,334
Progressive Corp.	11,000	1,284,580
Universal American Financial Corp. (a)	79,225	1,194,713
USI Holdings Corp. (a)	16,900	232,713
W.R. Berkley Corp.	15,400	733,348
		27,316,113
Real Estate 1.6%
Aeon Mall Co. Ltd.	46,000	2,243,332
Diamond City Co. Ltd.	57,300	2,342,445
Digital Realty Trust, Inc.	129,700	2,935,111
Equity Office Properties Trust	27,900	846,207
Equity Residential (SBI)	79,100	3,094,391
General Growth Properties, Inc.	21,100	991,489
W.P. Carey & Co. LLC	1,100	27,896
Weingarten Realty Investors (SBI)	19,900	752,419
		13,233,290
Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp. Ltd.	20,402	547,288
NetBank, Inc.	119,029	854,628
		1,401,916

TOTAL FINANCIALS		72,237,562

HEALTH CARE – 16.9%
Biotechnology – 2.3%
Albany Molecular Research, Inc. (a)	78,300	951,345
Genentech, Inc. (a)	2,200	203,500
Harvard Bioscience, Inc. (a)	334,311	1,487,684

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
ImmunoGen, Inc. (a)	4,600	$23,598
Invitrogen Corp. (a)	39,400	2,625,616
Myriad Genetics, Inc. (a)	11,500	239,200
OSI Pharmaceuticals, Inc. (a)	17,700	496,308
QIAGEN NV (a)	803,800	9,444,650
Seattle Genetics, Inc. (a)	500	2,360
Stratagene Corp.	193,041	1,938,132
ViroPharma, Inc. (a)	75,600	1,402,380
		18,814,773
Health Care Equipment & Supplies – 4.1%
ArthroCare Corp. (a)	12,800	539,392
Beckman Coulter, Inc.	45,600	2,594,640
Bruker BioSciences Corp. (a)	2,000	9,720
DENTSPLY International, Inc.	24,395	1,309,768
Endocare, Inc. (a)	7,500	20,550
Epix Pharmaceuticals, Inc. (a)	17,200	69,488
Haemonetics Corp. (a)	136,850	6,686,491
IDEXX Laboratories, Inc. (a)	5,600	403,088
INAMED Corp. (a)	8,500	745,280
Millipore Corp. (a)	94,200	6,220,968
Neogen Corp. (a)	13,300	279,433
Strategic Diagnostics, Inc. (a)	181,000	658,840
Synthes, Inc.	10	1,123
Thermo Electron Corp. (a)	367,800	11,081,814
Ventana Medical Systems, Inc. (a)	13,820	585,277
Waters Corp. (a)	55,500	2,097,900
		33,303,772
Health Care Providers & Services – 8.3%
Aetna, Inc.	57,300	5,403,963
American Retirement Corp. (a)	70,172	1,763,422
Apollo Hospitals Enterprise Ltd.	32,298	357,866
Caremark Rx, Inc. (a)	147,800	7,654,562
Cerner Corp. (a)	6,500	590,915
Community Health Systems, Inc. (a)	70,300	2,695,302
Covance, Inc. (a)	193,400	9,389,570
Diagnosticos da America SA (a)	16,000	301,073
Eclipsys Corp. (a)	351,900	6,661,467
Emageon, Inc.	58,500	930,150
Health Grades, Inc. (a)	43,815	274,720
Humana, Inc. (a)	155,300	8,437,449

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
ICON PLC sponsored ADR (a)	25,100	$ 1,032,614
IMS Health, Inc.	323,600	8,064,112
Merge Technologies, Inc. (a)	5,600	140,224
Omnicare, Inc.	68,100	3,896,682
Pharmaceutical Product Development, Inc.	300	18,585
ResCare, Inc. (a)	209,900	3,645,963
Sunrise Senior Living, Inc. (a)	106,000	3,573,260
TriZetto Group, Inc. (a)	77,400	1,315,026
VCA Antech, Inc. (a)	24,200	682,440
		66,829,365
Pharmaceuticals – 2.2%
Allergan, Inc.	23,700	2,558,652
Bentley Pharmaceuticals, Inc. (a)	32,000	525,120
Dr. Reddy’s Laboratories Ltd. sponsored ADR	8,200	177,120
Kos Pharmaceuticals, Inc. (a)	92,200	4,769,506
Medicis Pharmaceutical Corp. Class A	21,500	689,075
Merck KGaA	53,800	4,455,195
Ranbaxy Laboratories Ltd. sponsored GDR	62,777	501,588
Roche Holding AG:
(participation certificate)	21,861	3,282,477
sponsored ADR	8,000	600,800
Valeant Pharmaceuticals International	25,600	462,848
		18,022,381

TOTAL HEALTH CARE		136,970,291

INDUSTRIALS – 13.9%
Aerospace & Defense – 1.0%
CAE, Inc.	147,600	1,081,719
Ceradyne, Inc. (a)(d)	50,400	2,207,520
Esterline Technologies Corp. (a)	96,109	3,574,294
L 3 Communications Holdings, Inc.	11,700	869,895
		7,733,428
Air Freight & Logistics – 0.2%
Hub Group, Inc. Class A (a)	46,388	1,639,816
Airlines – 0.2%
ACE Aviation Holdings, Inc. Class A (a)	43,200	1,412,068
Ryanair Holdings PLC sponsored ADR (a)	8,600	481,514
		1,893,582

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Building Products 0.1%
Simpson Manufacturing Co. Ltd.	32,300	$ 1,174,105
Commercial Services & Supplies – 3.0%
Bennett Environmental, Inc. (a)	1,600	4,968
CDI Corp.	83,055	2,275,707
ChoicePoint, Inc. (a)	154,000	6,854,540
Cintas Corp.	132,026	5,436,831
Fullcast Co. Ltd. (d)	789	2,623,197
Intertek Group PLC	61,600	739,151
Monster Worldwide, Inc. (a)	44,900	1,832,818
Randstad Holdings NV	9,600	416,980
Ritchie Brothers Auctioneers, Inc.	4,300	181,675
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	2,031	1,712,594
Stericycle, Inc. (a)	31,398	1,848,714
Tele Atlas NV (a)	7,300	195,398
		24,122,573
Construction & Engineering – 1.7%
Chicago Bridge & Iron Co. NV (NY Shares)	83,200	2,097,472
Daelim Industrial Co.	7,100	507,395
Fluor Corp.	18,500	1,429,310
Jacobs Engineering Group, Inc. (a)	61,000	4,140,070
Shaw Group, Inc. (a)	147,400	4,287,866
United Group Ltd.	176,500	1,494,102
		13,956,215
Electrical Equipment – 1.9%
C&D Technologies, Inc.	49,200	374,904
Crompton Greaves Ltd.	16,190	273,695
Rockwell Automation, Inc.	201,700	11,932,572
Roper Industries, Inc.	39,800	1,572,498
SolarWorld AG	7,100	949,803
		15,103,472
Industrial Conglomerates – 0.8%
Fu Sheng Industrial Co. Ltd.	416,000	529,718
Max India Ltd. (a)	50,512	674,130
Teleflex, Inc.	82,400	5,354,352
		6,558,200
Machinery – 4.5%
AGCO Corp. (a)	523,045	8,666,856
Badger Meter, Inc.	33,300	1,306,692
Dover Corp.	36,900	1,494,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Machinery – continued
Eicher Motors Ltd.	30,058	$153,279
Flowserve Corp. (a)	64,800	2,563,488
Graco, Inc.	46,200	1,685,376
Harsco Corp.	137,500	9,282,625
Heidelberger Druckmaschinen AG	24,500	937,420
Krones AG	190	19,144
Pentair, Inc.	94,200	3,251,784
Tata Motors Ltd.	56,135	815,171
Terex Corp. (a)	66,800	3,967,920
Timken Co.	20,000	640,400
Wabtec Corp.	26,700	718,230
Zenon Environmental, Inc. (a)	41,400	598,983
		36,101,449
Marine – 0.1%
Alexander & Baldwin, Inc.	11,500	623,760
Hanjin Shipping Co. Ltd.	10	228
Odfjell ASA:
(A Shares)	6,450	131,006
(B Shares)	50	867
		755,861
Trading Companies & Distributors – 0.4%
Fastenal Co.	33,000	1,293,270
MSC Industrial Direct Co., Inc. Class A	40,800	1,640,976
NuCo2, Inc. (a)	7,200	200,736
W.W. Grainger, Inc.	3,700	263,070
		3,398,052

TOTAL INDUSTRIALS		112,436,753

INFORMATION TECHNOLOGY – 10.7%
Communications Equipment – 0.5%
Ixia (a)	118,900	1,757,342
NETGEAR, Inc. (a)	99,796	1,921,073
TANDBERG ASA	3,600	22,043
		3,700,458
Computers & Peripherals – 1.6%
Apple Computer, Inc. (a)	107,951	7,760,597
Komag, Inc. (a)	28,800	998,208
NEC Corp. sponsored ADR	230,900	1,429,271

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
Oberthur Card Systems	96,500	$837,390
SanDisk Corp. (a)	29,399	1,846,845
		12,872,311
Electronic Equipment & Instruments – 3.8%
CDW Corp.	157,520	9,068,426
FLIR Systems, Inc. (a)	53,491	1,194,454
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,473,486	8,079,674
KEMET Corp. (a)	151,900	1,073,933
Keyence Corp.	2,000	569,102
Mercury Computer Systems, Inc. (a)	200	4,126
Mettler-Toledo International, Inc. (a)	70,100	3,869,520
National Instruments Corp.	401	12,852
Sunpower Corp. Class A	500	16,995
Vishay Intertechnology, Inc. (a)	492,200	6,772,672
Xyratex Ltd. (a)	1,800	31,824
		30,693,578
Internet Software & Services – 1.6%
aQuantive, Inc. (a)	17,450	440,438
eCollege.com (a)	86,150	1,553,285
RealNetworks, Inc. (a)	569,272	4,417,551
ValueClick, Inc. (a)	168,558	3,052,585
VeriSign, Inc. (a)	130,200	2,853,984
Yahoo! Japan Corp	466	707,468
		13,025,311
IT Services – 0.4%
Affiliated Computer Services, Inc. Class A (a)	84	4,971
Lionbridge Technologies, Inc. (a)	156,400	1,097,928
ManTech International Corp. Class A (a)	21,900	610,134
Maximus, Inc.	46,500	1,706,085
		3,419,118
Semiconductors & Semiconductor Equipment – 0.9%
Credence Systems Corp. (a)	109,300	760,728
Integrated Device Technology, Inc. (a)	137,900	1,817,522
Mattson Technology, Inc. (a)	66,300	666,978
NVIDIA Corp. (a)	35,210	1,287,278
Saifun Semiconductors Ltd.	6,200	195,114
Veeco Instruments, Inc. (a)	56,300	975,679
Zoran Corp. (a)	83,476	1,353,146
		7,056,445

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software 1.9%
Activision, Inc. (a)	73,400	$ 1,008,516
Advent Software, Inc. (a)	20,400	589,764
Cognos, Inc. (a)	135,200	4,715,806
Hyperion Solutions Corp. (a)	53,959	1,932,811
KOEI Co. Ltd. (d)	59,800	1,658,505
Nuance Communications, Inc. (a)	33,900	258,657
Open Solutions, Inc. (a)	151,400	3,470,088
Plato Learning, Inc. (a)	8,100	64,314
Salesforce.com, Inc. (a)	1,300	41,665
THQ, Inc. (a)	65,550	1,563,368
		15,303,494

TOTAL INFORMATION TECHNOLOGY		86,070,715

MATERIALS 8.8%
Chemicals – 3.1%
Airgas, Inc.	260,808	8,580,583
Asian Paints India Ltd.	113,701	1,462,484
Ecolab, Inc.	175,700	6,372,639
Kuraray Co. Ltd.	27,500	285,018
Monsanto Co.	36,500	2,829,845
Nitto Denko Corp.	14,200	1,106,806
Praxair, Inc.	29,600	1,567,616
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	3,800	143,906
Tokuyama Corp.	211,000	2,711,208
United Phosphorous Ltd.	45	240
		25,060,345
Construction Materials 0.1%
Florida Rock Industries, Inc.	21,150	1,037,619
Containers & Packaging – 0.0%
Essel Propack Ltd.	23,235	185,023
Silgan Holdings, Inc.	188	6,791
		191,814
Metals & Mining – 5.2%
Agnico-Eagle Mines Ltd.	157,100	3,110,784
Boliden AB (a)	76,000	621,814
Compania de Minas Buenaventura SA sponsored ADR	61,900	1,751,770
Fording Canadian Coal Trust	12,900	446,293
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	185,100	9,958,380
Goldcorp, Inc.	20,200	450,028

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Golden Star Resources Ltd. (a)	4,700	$12,492
Harmony Gold Mining Co. Ltd. (a)	150,200	1,960,110
High River Gold Mines Ltd. (a)	246,900	314,319
Kinross Gold Corp. (a)	932,600	8,615,650
Newmont Mining Corp.	238,700	12,746,577
Teck Cominco Ltd. Class B (sub. vtg.)	38,400	2,049,563
		42,037,780
Paper & Forest Products 0.4%
Lee & Man Paper Manufacturing Ltd.	1,404,000	1,557,254
Sino-Forest Corp. (a)	359,500	1,527,616
		3,084,870

TOTAL MATERIALS		71,412,428

TELECOMMUNICATION SERVICES – 1.2%
Wireless Telecommunication Services – 1.2%
America Movil SA de CV Series L sponsored ADR	50,000	1,463,000
Bharti Televentures Ltd. (a)	132,517	1,037,723
NII Holdings, Inc. (a)	135,706	5,927,638
USA Mobility, Inc.	39,360	1,091,059
		9,519,420

UTILITIES – 1.0%
Gas Utilities 0.3%
SEMCO Energy, Inc. (a)	216,200	1,215,044
Xinao Gas Holdings Ltd.	1,822,000	1,445,165
		2,660,209
Independent Power Producers & Energy Traders – 0.6%
AES Corp. (a)	276,900	4,383,327
Multi-Utilities – 0.1%
Public Service Enterprise Group, Inc.	14,900	968,053

TOTAL UTILITIES		8,011,589

TOTAL COMMON STOCKS
(Cost $651,777,022)		749,038,570

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Money Market Funds 8.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.28% (b)	59,961,944	$59,961,944
Fidelity Securities Lending Cash Central Fund,
4.35% (b)(c)	11,756,373	11,756,373
TOTAL MONEY MARKET FUNDS
(Cost $71,718,317)		71,718,317
TOTAL INVESTMENT PORTFOLIO 101.4%
(Cost $723,495,339)		820,756,887

NET OTHER ASSETS – (1.4)%		(11,701,980)
NET ASSETS 100%		$809,054,907

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Includes investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$1,257,257
Fidelity Securities Lending Cash Central Fund	73,374
Total	$1,330,631

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	73.3%
Japan	5.6%
Canada	5.0%
India	2.4%
Netherlands	2.1%
Cayman Islands	1.8%
Taiwan	1.2%
Switzerland	1.1%
France	1.1%
Others (individually less than 1%) .	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 26

Financial Statements

Statement of Assets and Liabilities
		December 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $11,235,836) See accompanying
schedule:
Unaffiliated issuers (cost $651,777,022)	$749,038,570
Affiliated Central Funds (cost $71,718,317)	71,718,317
Total Investments (cost $723,495,339)		$820,756,887
Foreign currency held at value (cost $117,253)		113,162
Receivable for investments sold		604,844
Receivable for fund shares sold		5,059,706
Dividends receivable		442,854
Interest receivable		195,586
Prepaid expenses		2,307
Receivable from investment adviser for expense
reductions		42,307
Other receivables		146,541
Total assets		827,364,194

Liabilities
Payable to custodian bank	$1,914
Payable for investments purchased	4,550,575
Payable for fund shares redeemed	712,454
Distributions payable	1,380
Accrued management fee	370,660
Distribution fees payable	296,504
Other affiliated payables	196,216
Other payables and accrued expenses	423,211
Collateral on securities loaned, at value	11,756,373
Total liabilities		18,309,287

Net Assets		$809,054,907
Net Assets consist of:
Paid in capital		$712,058,190
Accumulated net investment loss		(571)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		47,343
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		96,949,945
Net Assets		$809,054,907

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
December 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($189,863,519 ÷ 12,999,277 shares)	$14.61
Maximum offering price per share (100/94.25 of
$14.61)	$15.50
Class T:
Net Asset Value and redemption price per share
($318,825,582 ÷ 21,868,649 shares)	$14.58
Maximum offering price per share (100/96.50 of
$14.58)	$15.11
Class B:
Net Asset Value and offering price per share
($56,201,211 ÷ 3,879,578 shares)A	$14.49
Class C:
Net Asset Value and offering price per share
($107,285,615 ÷ 7,401,874 shares)A	$14.49
Institutional Class:
Net Asset Value, offering price and redemption price
per share ($136,878,980 ÷ 9,350,263 shares)	$14.64
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

Statement of Operations
	Year ended December 31, 2005

Investment Income
Dividends		$3,272,949
Special dividends		837,545
Interest		2,111
Income from affiliated Central Funds		1,330,631
Total income		5,443,236

Expenses
Management fee	$2,528,233
Transfer agent fees	1,348,073
Distribution fees	2,080,420
Accounting and security lending fees	176,771
Independent trustees’ compensation	1,717
Custodian fees and expenses	168,881
Registration fees	261,074
Audit	51,488
Legal	2,151
Miscellaneous	20,550
Total expenses before reductions	6,639,358
Expense reductions	(489,043)	6,150,315

Net investment income (loss)		(707,079)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of
$34,552)	3,579,014
Investment not meeting investment restrictions	(447)
Foreign currency transactions	(101,110)
Payment from investment advisor for loss on invest-
ment not meeting investment restrictions	447
Total net realized gain (loss)		3,477,904
Change in net unrealized appreciation (depreciation)
on:
Investment securities (net of increase in deferred
foreign taxes of $271,429)	84,375,042
Assets and liabilities in foreign currencies	(5,036)
Total change in net unrealized appreciation
(depreciation)		84,370,006
Net gain (loss)		87,847,910
Net increase (decrease) in net assets resulting from
operations		$87,140,831

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		For the period
		August 12, 2004
	Year ended	(commencement
	December 31,	of operations) to
	2005	December 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(707,079)	$(194,575)
Net realized gain (loss)	3,477,904	12,035
Change in net unrealized appreciation
(depreciation)	84,370,006	12,579,939
Net increase (decrease) in net assets resulting
from operations	87,140,831	12,397,399
Distributions to shareholders from net realized gain .	(2,541,513)	—
Share transactions - net increase (decrease)	589,804,166	122,254,024
Total increase (decrease) in net assets	674,403,484	134,651,423

Net Assets
Beginning of period	134,651,423	—
End of period (including accumulated net invest-
ment loss of $571 and accumulated net
investment loss of $2,465, respectively)	$809,054,907	$134,651,423

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Class A
Years ended December 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$12.52	$10.00
Income from Investment Operations
Net investment income (loss)E	01H	(.02)
Net realized and unrealized gain (loss)	2.14	2.54
Total from investment operations	2.15	2.52
Distributions from net realized gain	(.06)	—
Net asset value, end of period	$14.61	$12.52
Total ReturnB,C,D	17.21%	25.20%
Ratios to Average Net AssetsG
Expenses before reductions	1.32%	1.79%A
Expenses net of fee waivers, if any	1.25%	1.30%A
Expenses net of all reductions	1.18%	1.26%A
Net investment income (loss)	04%H	(.53)%A
Supplemental Data
Net assets, end of period (000 omitted)	$189,864	$34,438
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period August 12, 2004 (commencement of operations) to December 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.14)%.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Class T
Years ended December 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$12.51	$10.00
Income from Investment Operations
Net investment income (loss)E	(.02)H	(.03)
Net realized and unrealized gain (loss)	2.13	2.54
Total from investment operations	2.11	2.51
Distributions from net realized gain	(.04)	—
Net asset value, end of period	$14.58	$12.51
Total ReturnB,C,D	16.87%	25.10%
Ratios to Average Net AssetsG
Expenses before reductions	1.46%	1.96%A
Expenses net of fee waivers, if any	1.46%	1.55%A
Expenses net of all reductions	1.39%	1.51%A
Net investment income (loss)	(.16)%H	(.78)%A
Supplemental Data
Net assets, end of period (000 omitted)	$318,826	$60,107
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period August 12, 2004 (commencement of operations) to December 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights Class B
Years ended December 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$12.48	$10.00
Income from Investment Operations
Net investment income (loss)E	(.09)H	(.06)
Net realized and unrealized gain (loss)	2.13	2.54
Total from investment operations	2.04	2.48
Distributions from net realized gain	(.03)	—
Net asset value, end of period	$14.49	$12.48
Total ReturnB,C,D	16.34%	24.80%
Ratios to Average Net AssetsG
Expenses before reductions	2.08%	2.61%A
Expenses net of fee waivers, if any	2.00%	2.05%A
Expenses net of all reductions	1.92%	2.01%A
Net investment income (loss)	(.70)%H	(1.28)%A
Supplemental Data
Net assets, end of period (000 omitted)	$56,201	$15,527
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period August 12, 2004 (commencement of operations) to December 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.89)%.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Highlights Class C
Years ended December 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$12.49	$10.00
Income from Investment Operations
Net investment income (loss)E	(.09)H	(.06)
Net realized and unrealized gain (loss)	2.12	2.55
Total from investment operations	2.03	2.49
Distributions from net realized gain	(.03)	—
Net asset value, end of period	$14.49	12.49
Total ReturnB,C,D	16.25%	24.90%
Ratios to Average Net AssetsG
Expenses before reductions	2.05%	2.53%A
Expenses net of fee waivers, if any	2.00%	2.05%A
Expenses net of all reductions	1.93%	2.01%A
Net investment income (loss)	(.70)%H	(1.28)%A
Supplemental Data
Net assets, end of period (000 omitted)	$107,286	$17,822
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period August 12, 2004 (commencement of operations) to December 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.89)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Financial Highlights Institutional Class
Years ended December 31,	2005	2004E
Selected Per Share Data
Net asset value, beginning of period	$12.54	$10.00
Income from Investment Operations
Net investment income (loss)D	04G	(.01)
Net realized and unrealized gain (loss)	2.15	2.55
Total from investment operations	2.19	2.54
Distributions from net realized gain	(.09)	—
Net asset value, end of period	$14.64	$12.54
Total ReturnB,C	17.43%	25.40%
Ratios to Average Net AssetsF
Expenses before reductions	1.04%	1.38%A
Expenses net of fee waivers, if any	1.00%	1.05%A
Expenses net of all reductions	93%	1.01%A
Net investment income (loss)	29%G	(.28)%A
Supplemental Data
Net assets, end of period (000 omitted)	$136,879	$6,757
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period August 12, 2004 (commencement of operations) to December 31, 2004.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .10%.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Notes to Financial Statements

For the period ended December 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap II Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

Annual Report

36

1. Significant Accounting Policies continued
Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund esti mates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the fund are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

37 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$106,523,073
Unrealized depreciation	(12,451,265)
Net unrealized appreciation (depreciation) .	94,071,808
Undistributed ordinary income	1,518,636
Undistributed long term capital gain	1,291,267

Cost for federal income tax purposes	$726,685,079

The tax character of distributions paid was as follows:
	December 31, 2005	December 31, 2004
Ordinary Income	$904,193	$—
Long term Capital Gains	1,637,320	—
Total	$2,541,513	$—

Annual Report

38

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $990,754,388 and $459,462,141, respectively. The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the fund. The loss was fully reimbursed by the Fund’s investment advisor.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

39 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$253,869	$—
Class T	25%	.25%	897,932	85,568
Class B	75%	.25%	351,957	264,013
Class C	75%	.25%	576,662	371,411
			$2,080,420	$720,992

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and ..25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$539,006
Class T	96,062
Class B*	41,444
Class C*	15,653
$692,165

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

40

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$360,427.35
Class T	435,153.24
Class B	129,643.37
Class C	197,814.34
Institutional Class	225,036.32
	$1,348,073

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,431 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

41 Annual Report

Notes to Financial Statements continued
6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $73,374.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class A	1.30% - 1.25%*	$74,759
Class B	2.05% - 2.00%*	30,421
Class C	2.05% - 2.00%*	32,777
Institutional Class	1.05% - 1.00%*	28,342
		$166,299
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $322,652 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $92.

Annual Report

42

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
	Year ended	Period ended
	December 31, 2005	December 31, 2004A
From net realized gain
Class A	$722,938	$—
Class T	785,508	—
Class B	115,130	—
Class C	216,578	—
Institutional Class	701,359	—
Total	$2,541,513	$—
A For the period August 12, 2004 (commencement of operations) to December 31, 2004.

43 Annual Report

Notes to Financial Statements continued

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004A	2005	2004A
Class A
Shares sold	11,209,186	2,793,502	$148,925,410	$31,810,120
Reinvestment of
distributions	46,121	—	673,648	—
Shares redeemed	(1,006,186)	(43,346)	(13,491,876)	(510,122)
Net increase
(decrease)	10,249,121	2,750,156	$136,107,182	$31,299,998
Class T
Shares sold	19,298,393	5,009,964	$254,508,130	$56,923,971
Reinvestment of
distributions	52,186	—	761,896	—
Shares redeemed	(2,287,715)	(204,179)	(30,643,453)	(2,350,782)
Net increase
(decrease)	17,062,864	4,805,785	224,626,573	$54,573,189
Class B
Shares sold	3,212,130	1,266,901	$41,956,200	$14,392,485
Reinvestment of
distributions	7,317	—	106,897	—
Shares redeemed	(583,722)	(23,048)	(7,653,056)	(277,523)
Net increase
(decrease)	2,635,725	1,243,853	$34,410,041	$14,114,962
Class C
Shares sold	6,491,544	1,436,802	$85,275,825	$16,336,650
Reinvestment of
distributions	12,876	—	188,163	—
Shares redeemed	(529,610)	(9,738)	(7,087,172)	(115,404)
Net increase
(decrease)	5,974,810	1,427,064	$78,376,816	$16,221,246
Institutional Class
Shares sold	9,859,285	552,710	$130,431,806	$6,208,664
Reinvestment of
distributions	44,117	—	650,145	—
Shares redeemed	(1,092,116)	(13,733)	(14,798,397)	(164,035)
Net increase
(decrease)	8,811,286	538,977	$116,283,554	$6,044,629
A For the period August 12, 2004 (commencement of operations) to December 31, 2004.

Annual Report

44

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Mid Cap II Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap II Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and from August 12, 2004 (commencement of operations) to Decem ber 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap II Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended, and from August 12, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts February 21, 2006

45 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

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Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Mid Cap II (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

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Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

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Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Mid Cap II. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Thomas J. Allen (45)

Year of Election or Appointment: 2004

Vice President of Advisor Mid Cap II. Mr. Allen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Allen worked as a research analyst and port folio manager. Mr. Allen also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 2004

Secretary of Advisor Mid Cap II. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2004

Assistant Secretary of Advisor Mid Cap II. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Mid Cap II. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

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52

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Mid Cap II. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap II. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mid Cap II. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap II. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mid Cap II. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap II. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap II. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap II. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

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Name, Age; Principal Occupation Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

55 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mid Cap II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	2/6/06	2/3/06	$0.055
Class T	2/6/06	2/3/06	$0.055
Class B	2/6/06	2/3/06	$0.025
Class C	2/6/06	2/3/06	$0.025

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2005, $2,928,587, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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56

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to
allow the Board of Trustees, if per-
mitted by applicable law, to authorize
fund mergers without shareholder
approval.A
	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes
Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000
Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes
Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000
Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000
William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000
Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000
Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000
William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.650	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap II Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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58

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

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60

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund’s operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B and Class C ranked below its competitive median for the period, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differ ences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

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62

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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64

65 Annual Report

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71 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Citibank, N.A.
New York, NY

AMP-UANN-0206 1.801439.101

Fidelity® Advisor Mid Cap II Fund - Institutional Class

Annual Report December 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	26	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	35	Notes to the financial statements.
Report of Independent	44
Registered Public
Accounting Firm
Trustees and Officers	45
Distributions	55
Proxy Voting Results	56
Board Approval of	57
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended December 31, 2005	Past 1	Life of
	year	fundA
Institutional Class	17.43%	32.21%

A From August 12, 2004.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap II Institutional Class on August 12, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s® MidCap 400 Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of Fidelity® Advisor Mid Cap II Fund

U.S. equity benchmarks generally had positive results for the 12 months ending Decem ber 31, 2005, the third consecutive year that stocks finished in the black. Energy and utilities were the two best performing sectors, contributing greatly to the 4.91% gain of the Standard & Poor’s 500SM Index. Elsewhere, the NASDAQ Composite® Index returned 2.13%, while the Dow Jones Industrial AverageSM rose 1.72% . The U.S. economy did not decelerate as much as many had predicted, despite eight short term interest rate hikes, record high energy prices and the devastation caused by Hurricane Katrina. Meanwhile, corporate America notched its 14th consecutive quarter of double digit earnings gains through the third quarter of the year, an unprecedented streak in market history. From a style perspec tive, large cap stocks ended the six year reign of small caps by a narrow margin, but mid caps finished well ahead of both categories. The gap between growth and value stocks also was relatively narrow, with value gaining a slight edge.

During the past year, the fund’s Institutional Class shares returned 17.43%, compared with 12.56% for the Standard & Poor’s® MidCap 400 Index and 9.67% for the LipperSM Mid Cap Funds Average. Most of the outperformance relative to the index came from a significant overweighting in energy, along with effective stock picking in the sector. Also aiding the fund’s performance was timely stock selection in financials and materials. Valero Energy was the fund’s top contributor both in absolute terms and compared with the index. The crude oil refiner benefited from strong demand and limited industrywide refining capacity. Southwestern Energy, an exploration and production company, was aided by some natural gas discoveries that significantly boosted its reserves. Within technology, Apple Computer was a standout, spurred by robust sales of the iPod, the company’s personal digital media player. Conversely, Symbol Technologies, a maker of bar code scanners, was the fund’s largest detractor both in absolute terms and versus the index. Lackluster sales growth derailed the stock, and I sold it before period end. Household and personal products marketer Avon Products also had a negative impact on the fund’s results, primarily because of its disappointing sales growth in the United States and abroad. In absolute terms, currency fluctuations particularly the depreciation of the Japanese yen versus the U.S. dollar acted as a mild head wind given the fund’s significant foreign exposure.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2005 to
	July 1, 2005	December 31, 2005	December 31, 2005
Class A
Actual	$1,000.00	$1,142.00	$6.75
HypotheticalA	$1,000.00	$1,018.90	$6.36
Class T
Actual	$1,000.00	$1,140.90	$7.77
HypotheticalA	$1,000.00	$1,017.95	$7.32
Class B
Actual	$1,000.00	$1,137.90	$10.78
HypotheticalA	$1,000.00	$1,015.12	$10.16

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2005 to
	July 1, 2005	December 31, 2005	December 31, 2005
Class C
Actual	$1,000.00	$1,137.00	$10.77
HypotheticalA	$1,000.00	$1,015.12	$10.16
Institutional Class
Actual	$1,000.00	$1,143.30	$5.40
HypotheticalA	$1,000.00	$1,020.16	$5.09

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.44%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

8

Investment Changes

Top Ten Stocks as of December 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Newmont Mining Corp.	1.6	1.7
Rockwell Automation, Inc.	1.5	1.0
Assurant, Inc.	1.4	1.8
Nabors Industries Ltd.	1.4	0.7
Thermo Electron Corp.	1.4	0.1
CONSOL Energy, Inc.	1.3	1.1
Freeport McMoRan Copper & Gold, Inc. Class B	1.2	1.1
QIAGEN NV	1.2	1.2
Covance, Inc.	1.2	0.9
Harsco Corp.	1.1	0.6
	13.3
Top Five Market Sectors as of December 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Health Care	16.9	17.3
Energy	16.0	15.3
Industrials	13.9	10.3
Information Technology	10.7	14.1
Consumer Discretionary	10.3	13.1

9 Annual Report

Investments December 31, 2005
Showing Percentage of Net Assets

Common Stocks 92.6%
		Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 10.3%
Auto Components 0.9%
Autoliv, Inc.		30	$1,363
BorgWarner, Inc.		41,100	2,491,893
Gentex Corp.		95,200	1,856,400
IMPCO Technologies, Inc.		242,000	1,241,460
LKQ Corp. (a)		49,313	1,707,216
New Focus Auto Tech Holdings Ltd.		1,016,000	148,070
			7,446,402
Automobiles – 0.5%
Bajaj Auto Ltd.		37,059	1,648,156
Geely Automobile Holdings Ltd.		6,045,000	253,381
Harley Davidson, Inc.		7,600	391,324
Hero Honda Motors Ltd.		6	115
Hyundai Motor Co.		10,327	997,337
Mahindra & Mahindra Ltd.		23,218	263,992
Maruti Udyog Ltd.		59,705	843,659
			4,397,964
Diversified Consumer Services – 0.1%
Bright Horizons Family Solutions, Inc. (a)		14,102	522,479
Education Management Corp. (a)		7,000	234,570
Service Corp. International (SCI)		38,700	316,566
			1,073,615
Hotels, Restaurants & Leisure 0.9%
Royal Caribbean Cruises Ltd.		52,800	2,379,168
Sonic Corp. (a)		48,766	1,438,597
St. Marc Co. Ltd.		48,600	3,384,131
TAJ GVK Hotels & Resorts Ltd.		92,125	368,234
			7,570,130
Household Durables – 0.8%
Alba PLC		19	132
Goldcrest Co. Ltd. (d)		25,810	2,335,717
LG Electronics, Inc.		15,800	1,400,437
Nihon Eslead Corp.		32,400	931,564
Rational AG		5,400	717,719
Sekisui House Ltd.		87,000	1,095,017
			6,480,586
Internet & Catalog Retail 0.1%
Alloy, Inc. (a)		1,700	4,913
ASKUL Corp.		12,000	372,503
ASKUL Corp. New		12,000	372,503
See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Internet & Catalog Retail continued
dELiA*s, Inc. (a)	850	$7,055
dELiA*s, Inc. rights 1/27/06 (a)	126	126
		757,100
Leisure Equipment & Products – 0.4%
Giant Manufacturing Co. Ltd.	126,000	243,736
Jumbo SA	93,700	1,018,307
Oakley, Inc. (d)	14,500	213,005
Trigano SA	29,800	1,327,186
		2,802,234
Media – 2.1%
Astral Media, Inc. Class A (non-vtg.)	50,200	1,323,064
Clear Media Ltd. (a)	1,000	813
E.W. Scripps Co. Class A	83,800	4,024,076
Getty Images, Inc. (a)	500	44,635
Harris Interactive, Inc. (a)	217,858	938,968
Omnicom Group, Inc.	93,726	7,978,894
Salem Communications Corp. Class A (a)	23,300	407,517
Trader Classified Media NV Class A (NY Shares)	8,000	122,800
Univision Communications, Inc. Class A (a)	78,800	2,315,932
Zee Telefilms Ltd.	12	42
		17,156,741
Multiline Retail – 0.4%
Lifestyle International Holdings Ltd.	242,500	337,776
Lojas Renner SA	35,500	1,138,648
Pantaloon Retail India Ltd.	9,698	365,688
Pantaloon Retail India Ltd. rights 2/22/06 (a)	1,940	51,584
PT Mitra Adiperkasa Tbk	238,000	21,306
Ryohin Keikaku Co. Ltd.	11,300	986,192
		2,901,194
Specialty Retail – 3.6%
Abercrombie & Fitch Co. Class A	9,500	619,210
A.C. Moore Arts & Crafts, Inc. (a)	27,406	398,757
Advance Auto Parts, Inc. (a)	15,000	651,900
Best Buy Co., Inc.	28,950	1,258,746
Build-A Bear Workshop, Inc. (a)(d)	108,000	3,201,120
CarMax, Inc. (a)	68,800	1,904,384
Circuit City Stores, Inc.	175,100	3,955,509
Cost Plus, Inc. (a)	108,500	1,860,775
DSG International PLC	781,100	2,201,951

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Edgars Consolidated Stores Ltd.	265,800	$ 1,476,970
Gamestop Corp. Class B (a)	70,200	2,028,780
Guess?, Inc. (a)	10,900	388,040
KOMERI Co. Ltd. (d)	98,400	4,231,271
Nitori Co. Ltd.	31,900	2,976,125
Pacific Sunwear of California, Inc. (a)	53,600	1,335,712
Tiffany & Co., Inc.	5,700	218,253
		28,707,503
Textiles, Apparel & Luxury Goods – 0.5%
Columbia Sportswear Co. (a)	9,700	462,981
Ports Design Ltd.	393,000	456,172
Quiksilver, Inc. (a)	34,600	478,864
Ted Baker PLC	166,040	1,473,537
Tod’s Spa	6,500	438,693
Wacoal Holdings Corp. sponsored ADR	7,800	528,138
		3,838,385

TOTAL CONSUMER DISCRETIONARY		83,131,854

CONSUMER STAPLES 4.9%
Beverages – 0.1%
Fomento Economico Mexicano SA de CV sponsored ADR	4,400	319,044
Grupo Modelo SA de CV Series C	25,400	91,973
Hansen Natural Corp. (a)	5,500	433,455
Jones Soda Co. (a)	24,000	129,600
		974,072
Food & Staples Retailing – 0.9%
Daikokutenbussan Co. Ltd.	4,600	248,912
Heng Tai Consumables Group Ltd.	1,756,000	251,386
Massmart Holdings Ltd.	152,300	1,243,192
Metro AG	10,000	483,011
Plant Co. Ltd.	9,800	85,611
Shinsegae Co. Ltd.	478	210,178
Sugi Pharmacy Co. Ltd. (d)	68,900	3,289,996
Valor Co. Ltd.	8,900	345,719
Whole Foods Market, Inc.	8,000	619,120
		6,777,125
Food Products 2.8%
Archer-Daniels Midland Co.	32,900	811,314

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food Products – continued
Barry Callebaut AG	5	$1,631
Britannia Industries Ltd.	13,684	413,683
Chaoda Modern Agriculture (Holdings) Ltd.	140,000	58,231
China Mengniu Dairy Co. Ltd.	438,000	372,831
Green Mountain Coffee Roasters, Inc. (a)	7,739	314,203
Groupe Danone	52,800	5,516,267
Groupe Danone sponsored ADR	54,800	1,152,992
Hershey Co.	108,800	6,011,200
IAWS Group PLC (Ireland)	700	10,069
Lindt & Spruengli AG	165	2,756,279
Lindt & Spruengli AG (participation certificate)	344	585,638
McCormick & Co., Inc. (non-vtg.)	35,800	1,106,936
PT Indofood Sukses Makmur Tbk	8,040,500	744,336
Want Want Holdings Ltd.	216,000	214,920
Wimm Bill-Dann Foods OJSC sponsored ADR (a)	10,500	252,315
Wm. Wrigley Jr. Co.	34,000	2,260,660
		22,583,505
Personal Products 1.1%
Avon Products, Inc.	70,500	2,012,775
Concern Kalina OJSC sponsored ADR	3,000	118,783
Dabur India Ltd.	97,780	458,313
Godrej Consumer Products Ltd.	23,838	278,989
Hengan International Group Co. Ltd.	4,835,000	5,487,480
Shiseido Co. Ltd. sponsored ADR	45,400	842,170
		9,198,510

TOTAL CONSUMER STAPLES		39,533,212

ENERGY 16.0%
Energy Equipment & Services – 11.5%
BJ Services Co.	10,000	366,700
Cal Dive International, Inc. (a)	147,400	5,290,186
Cooper Cameron Corp. (a)	111,600	4,620,240
Core Laboratories NV (a)	133,600	4,991,296
Dril-Quip, Inc. (a)	8,900	420,080
FMC Technologies, Inc. (a)	82,200	3,528,024
Global Industries Ltd. (a)	130,500	1,481,175
GlobalSantaFe Corp.	103,100	4,964,265
Grant Prideco, Inc. (a)	8,900	392,668
Gulf Island Fabrication, Inc.	55,800	1,356,498

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Energy Equipment & Services – continued
Helmerich & Payne, Inc.	32,000	$1,981,120
Input/Output, Inc. (a)(d)	108,000	759,240
Nabors Industries Ltd. (a)	146,900	11,127,675
National Oilwell Varco, Inc. (a)	41,611	2,609,010
Newpark Resources, Inc. (a)	117,800	898,814
Noble Corp.	117,100	8,260,234
Oceaneering International, Inc. (a)	55,000	2,737,900
Parker Drilling Co. (a)	789,200	8,547,036
Pason Systems, Inc.	179,100	4,452,273
Patterson-UTI Energy, Inc.	42,300	1,393,785
Pioneer Drilling Co. (a)	26,276	471,129
Precision Drilling Trust	60,800	2,007,229
Pride International, Inc. (a)	90,400	2,779,800
Rowan Companies, Inc.	109,000	3,884,760
Smith International, Inc.	70,200	2,605,122
Superior Energy Services, Inc. (a)	89,800	1,890,290
Transocean, Inc. (a)	67,500	4,704,075
W-H Energy Services, Inc. (a)	79,463	2,628,636
Weatherford International Ltd. (a)	65,736	2,379,643
		93,528,903
Oil, Gas & Consumable Fuels – 4.5%
Amerada Hess Corp.	7,400	938,468
Arch Coal, Inc.	26,800	2,130,600
Cameco Corp.	7,700	488,739
Canadian Natural Resources Ltd.	53,400	2,647,148
Chesapeake Energy Corp.	29,600	939,208
CONSOL Energy, Inc.	165,700	10,800,326
Forest Oil Corp. (a)	61,900	2,820,783
Golar LNG Ltd. (Nasdaq) (a)	377	4,995
Goodrich Petroleum Corp. (a)	42,500	1,068,875
International Coal Group, Inc. (a)	80,300	762,850
Newfield Exploration Co. (a)	40,500	2,027,835
Oil Search Ltd.	119,400	323,192
Peabody Energy Corp.	23,700	1,953,354
Plains Exploration & Production Co. (a)	5,000	198,650
Ship Finance International Ltd. (NY Shares)	61,300	1,035,970
Southwestern Energy Co. (a)	57,900	2,080,926
Tesoro Corp.	24,100	1,483,355
TransCanada Corp. (d)	88,700	2,796,314
TransMontaigne, Inc. (a)	100	660

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Valero Energy Corp.	30,602	$ 1,579,063
World Fuel Services Corp.	3,100	104,532
		36,185,843

TOTAL ENERGY		129,714,746

FINANCIALS – 8.9%
Capital Markets 0.3%
Korea Investment Holdings Co. Ltd.	53,870	2,299,167
TradeStation Group, Inc. (a)	1,400	17,332
		2,316,499
Commercial Banks – 2.7%
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	26,000	624,520
Banco Pastor SA (Reg.)	65,700	3,152,381
Bank of Baroda	188,892	1,012,616
Bank of Fukuoka Ltd.	506,400	4,333,638
Bank of India	367,394	1,036,166
Boston Private Financial Holdings, Inc.	53,145	1,616,671
Canara Bank	77,440	415,211
Center Financial Corp., California	10,700	269,212
Colonial Bancgroup, Inc.	33,100	788,442
Corp. Bank	65,656	529,830
HDFC Bank Ltd. sponsored ADR	9,900	503,910
Hiroshima Bank Ltd.	215,100	1,390,155
ICICI Bank Ltd. sponsored ADR	6,100	175,680
Juroku Bank Ltd.	159,000	1,198,855
Oriental Bank of Commerce	8,668	54,125
PrivateBancorp, Inc.	8,000	284,560
Punjab National Bank	13,630	149,713
State Bank of India	94,498	2,073,223
Sumitomo Trust & Banking Co. Ltd.	107,000	1,093,550
The Keiyo Bank Ltd.	102,000	727,552
Uti Bank Ltd.	92,200	587,994
		22,018,004
Diversified Financial Services – 0.7%
Alliance Capital Management Holding LP	31,600	1,785,084
IntercontinentalExchange, Inc.	24,200	879,670
Kotak Mahindra Bank Ltd.	201,869	1,002,276

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Diversified Financial Services – continued
Moody’s Corp.	18,900	$ 1,160,838
TSX Group, Inc.	27,900	1,123,872
		5,951,740
Insurance – 3.4%
Admiral Group PLC	51,900	406,535
AFLAC, Inc.	105,000	4,874,100
American International Group, Inc.	34,100	2,326,643
Assurant, Inc.	265,100	11,529,199
Brown & Brown, Inc.	25,200	769,608
Everest Re Group Ltd.	22,000	2,207,700
Ohio Casualty Corp.	14,500	410,640
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	730,000	1,346,334
Progressive Corp.	11,000	1,284,580
Universal American Financial Corp. (a)	79,225	1,194,713
USI Holdings Corp. (a)	16,900	232,713
W.R. Berkley Corp.	15,400	733,348
		27,316,113
Real Estate 1.6%
Aeon Mall Co. Ltd.	46,000	2,243,332
Diamond City Co. Ltd.	57,300	2,342,445
Digital Realty Trust, Inc.	129,700	2,935,111
Equity Office Properties Trust	27,900	846,207
Equity Residential (SBI)	79,100	3,094,391
General Growth Properties, Inc.	21,100	991,489
W.P. Carey & Co. LLC	1,100	27,896
Weingarten Realty Investors (SBI)	19,900	752,419
		13,233,290
Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp. Ltd.	20,402	547,288
NetBank, Inc.	119,029	854,628
		1,401,916

TOTAL FINANCIALS		72,237,562

HEALTH CARE – 16.9%
Biotechnology – 2.3%
Albany Molecular Research, Inc. (a)	78,300	951,345
Genentech, Inc. (a)	2,200	203,500
Harvard Bioscience, Inc. (a)	334,311	1,487,684

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Biotechnology – continued
ImmunoGen, Inc. (a)	4,600	$23,598
Invitrogen Corp. (a)	39,400	2,625,616
Myriad Genetics, Inc. (a)	11,500	239,200
OSI Pharmaceuticals, Inc. (a)	17,700	496,308
QIAGEN NV (a)	803,800	9,444,650
Seattle Genetics, Inc. (a)	500	2,360
Stratagene Corp.	193,041	1,938,132
ViroPharma, Inc. (a)	75,600	1,402,380
		18,814,773
Health Care Equipment & Supplies – 4.1%
ArthroCare Corp. (a)	12,800	539,392
Beckman Coulter, Inc.	45,600	2,594,640
Bruker BioSciences Corp. (a)	2,000	9,720
DENTSPLY International, Inc.	24,395	1,309,768
Endocare, Inc. (a)	7,500	20,550
Epix Pharmaceuticals, Inc. (a)	17,200	69,488
Haemonetics Corp. (a)	136,850	6,686,491
IDEXX Laboratories, Inc. (a)	5,600	403,088
INAMED Corp. (a)	8,500	745,280
Millipore Corp. (a)	94,200	6,220,968
Neogen Corp. (a)	13,300	279,433
Strategic Diagnostics, Inc. (a)	181,000	658,840
Synthes, Inc.	10	1,123
Thermo Electron Corp. (a)	367,800	11,081,814
Ventana Medical Systems, Inc. (a)	13,820	585,277
Waters Corp. (a)	55,500	2,097,900
		33,303,772
Health Care Providers & Services – 8.3%
Aetna, Inc.	57,300	5,403,963
American Retirement Corp. (a)	70,172	1,763,422
Apollo Hospitals Enterprise Ltd.	32,298	357,866
Caremark Rx, Inc. (a)	147,800	7,654,562
Cerner Corp. (a)	6,500	590,915
Community Health Systems, Inc. (a)	70,300	2,695,302
Covance, Inc. (a)	193,400	9,389,570
Diagnosticos da America SA (a)	16,000	301,073
Eclipsys Corp. (a)	351,900	6,661,467
Emageon, Inc.	58,500	930,150
Health Grades, Inc. (a)	43,815	274,720
Humana, Inc. (a)	155,300	8,437,449

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
ICON PLC sponsored ADR (a)	25,100	$ 1,032,614
IMS Health, Inc.	323,600	8,064,112
Merge Technologies, Inc. (a)	5,600	140,224
Omnicare, Inc.	68,100	3,896,682
Pharmaceutical Product Development, Inc.	300	18,585
ResCare, Inc. (a)	209,900	3,645,963
Sunrise Senior Living, Inc. (a)	106,000	3,573,260
TriZetto Group, Inc. (a)	77,400	1,315,026
VCA Antech, Inc. (a)	24,200	682,440
		66,829,365
Pharmaceuticals – 2.2%
Allergan, Inc.	23,700	2,558,652
Bentley Pharmaceuticals, Inc. (a)	32,000	525,120
Dr. Reddy’s Laboratories Ltd. sponsored ADR	8,200	177,120
Kos Pharmaceuticals, Inc. (a)	92,200	4,769,506
Medicis Pharmaceutical Corp. Class A	21,500	689,075
Merck KGaA	53,800	4,455,195
Ranbaxy Laboratories Ltd. sponsored GDR	62,777	501,588
Roche Holding AG:
(participation certificate)	21,861	3,282,477
sponsored ADR	8,000	600,800
Valeant Pharmaceuticals International	25,600	462,848
		18,022,381

TOTAL HEALTH CARE		136,970,291

INDUSTRIALS – 13.9%
Aerospace & Defense – 1.0%
CAE, Inc.	147,600	1,081,719
Ceradyne, Inc. (a)(d)	50,400	2,207,520
Esterline Technologies Corp. (a)	96,109	3,574,294
L 3 Communications Holdings, Inc.	11,700	869,895
		7,733,428
Air Freight & Logistics – 0.2%
Hub Group, Inc. Class A (a)	46,388	1,639,816
Airlines – 0.2%
ACE Aviation Holdings, Inc. Class A (a)	43,200	1,412,068
Ryanair Holdings PLC sponsored ADR (a)	8,600	481,514
		1,893,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Building Products 0.1%
Simpson Manufacturing Co. Ltd.	32,300	$ 1,174,105
Commercial Services & Supplies – 3.0%
Bennett Environmental, Inc. (a)	1,600	4,968
CDI Corp.	83,055	2,275,707
ChoicePoint, Inc. (a)	154,000	6,854,540
Cintas Corp.	132,026	5,436,831
Fullcast Co. Ltd. (d)	789	2,623,197
Intertek Group PLC	61,600	739,151
Monster Worldwide, Inc. (a)	44,900	1,832,818
Randstad Holdings NV	9,600	416,980
Ritchie Brothers Auctioneers, Inc.	4,300	181,675
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	2,031	1,712,594
Stericycle, Inc. (a)	31,398	1,848,714
Tele Atlas NV (a)	7,300	195,398
		24,122,573
Construction & Engineering – 1.7%
Chicago Bridge & Iron Co. NV (NY Shares)	83,200	2,097,472
Daelim Industrial Co.	7,100	507,395
Fluor Corp.	18,500	1,429,310
Jacobs Engineering Group, Inc. (a)	61,000	4,140,070
Shaw Group, Inc. (a)	147,400	4,287,866
United Group Ltd.	176,500	1,494,102
		13,956,215
Electrical Equipment – 1.9%
C&D Technologies, Inc.	49,200	374,904
Crompton Greaves Ltd.	16,190	273,695
Rockwell Automation, Inc.	201,700	11,932,572
Roper Industries, Inc.	39,800	1,572,498
SolarWorld AG	7,100	949,803
		15,103,472
Industrial Conglomerates – 0.8%
Fu Sheng Industrial Co. Ltd.	416,000	529,718
Max India Ltd. (a)	50,512	674,130
Teleflex, Inc.	82,400	5,354,352
		6,558,200
Machinery – 4.5%
AGCO Corp. (a)	523,045	8,666,856
Badger Meter, Inc.	33,300	1,306,692
Dover Corp.	36,900	1,494,081

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Machinery – continued
Eicher Motors Ltd.	30,058	$153,279
Flowserve Corp. (a)	64,800	2,563,488
Graco, Inc.	46,200	1,685,376
Harsco Corp.	137,500	9,282,625
Heidelberger Druckmaschinen AG	24,500	937,420
Krones AG	190	19,144
Pentair, Inc.	94,200	3,251,784
Tata Motors Ltd.	56,135	815,171
Terex Corp. (a)	66,800	3,967,920
Timken Co.	20,000	640,400
Wabtec Corp.	26,700	718,230
Zenon Environmental, Inc. (a)	41,400	598,983
		36,101,449
Marine – 0.1%
Alexander & Baldwin, Inc.	11,500	623,760
Hanjin Shipping Co. Ltd.	10	228
Odfjell ASA:
(A Shares)	6,450	131,006
(B Shares)	50	867
		755,861
Trading Companies & Distributors – 0.4%
Fastenal Co.	33,000	1,293,270
MSC Industrial Direct Co., Inc. Class A	40,800	1,640,976
NuCo2, Inc. (a)	7,200	200,736
W.W. Grainger, Inc.	3,700	263,070
		3,398,052

TOTAL INDUSTRIALS		112,436,753

INFORMATION TECHNOLOGY – 10.7%
Communications Equipment – 0.5%
Ixia (a)	118,900	1,757,342
NETGEAR, Inc. (a)	99,796	1,921,073
TANDBERG ASA	3,600	22,043
		3,700,458
Computers & Peripherals – 1.6%
Apple Computer, Inc. (a)	107,951	7,760,597
Komag, Inc. (a)	28,800	998,208
NEC Corp. sponsored ADR	230,900	1,429,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
Oberthur Card Systems	96,500	$837,390
SanDisk Corp. (a)	29,399	1,846,845
		12,872,311
Electronic Equipment & Instruments – 3.8%
CDW Corp.	157,520	9,068,426
FLIR Systems, Inc. (a)	53,491	1,194,454
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,473,486	8,079,674
KEMET Corp. (a)	151,900	1,073,933
Keyence Corp.	2,000	569,102
Mercury Computer Systems, Inc. (a)	200	4,126
Mettler-Toledo International, Inc. (a)	70,100	3,869,520
National Instruments Corp.	401	12,852
Sunpower Corp. Class A	500	16,995
Vishay Intertechnology, Inc. (a)	492,200	6,772,672
Xyratex Ltd. (a)	1,800	31,824
		30,693,578
Internet Software & Services – 1.6%
aQuantive, Inc. (a)	17,450	440,438
eCollege.com (a)	86,150	1,553,285
RealNetworks, Inc. (a)	569,272	4,417,551
ValueClick, Inc. (a)	168,558	3,052,585
VeriSign, Inc. (a)	130,200	2,853,984
Yahoo! Japan Corp	466	707,468
		13,025,311
IT Services – 0.4%
Affiliated Computer Services, Inc. Class A (a)	84	4,971
Lionbridge Technologies, Inc. (a)	156,400	1,097,928
ManTech International Corp. Class A (a)	21,900	610,134
Maximus, Inc.	46,500	1,706,085
		3,419,118
Semiconductors & Semiconductor Equipment – 0.9%
Credence Systems Corp. (a)	109,300	760,728
Integrated Device Technology, Inc. (a)	137,900	1,817,522
Mattson Technology, Inc. (a)	66,300	666,978
NVIDIA Corp. (a)	35,210	1,287,278
Saifun Semiconductors Ltd.	6,200	195,114
Veeco Instruments, Inc. (a)	56,300	975,679
Zoran Corp. (a)	83,476	1,353,146
		7,056,445

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software 1.9%
Activision, Inc. (a)	73,400	$ 1,008,516
Advent Software, Inc. (a)	20,400	589,764
Cognos, Inc. (a)	135,200	4,715,806
Hyperion Solutions Corp. (a)	53,959	1,932,811
KOEI Co. Ltd. (d)	59,800	1,658,505
Nuance Communications, Inc. (a)	33,900	258,657
Open Solutions, Inc. (a)	151,400	3,470,088
Plato Learning, Inc. (a)	8,100	64,314
Salesforce.com, Inc. (a)	1,300	41,665
THQ, Inc. (a)	65,550	1,563,368
		15,303,494

TOTAL INFORMATION TECHNOLOGY		86,070,715

MATERIALS 8.8%
Chemicals – 3.1%
Airgas, Inc.	260,808	8,580,583
Asian Paints India Ltd.	113,701	1,462,484
Ecolab, Inc.	175,700	6,372,639
Kuraray Co. Ltd.	27,500	285,018
Monsanto Co.	36,500	2,829,845
Nitto Denko Corp.	14,200	1,106,806
Praxair, Inc.	29,600	1,567,616
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	3,800	143,906
Tokuyama Corp.	211,000	2,711,208
United Phosphorous Ltd.	45	240
		25,060,345
Construction Materials 0.1%
Florida Rock Industries, Inc.	21,150	1,037,619
Containers & Packaging – 0.0%
Essel Propack Ltd.	23,235	185,023
Silgan Holdings, Inc.	188	6,791
		191,814
Metals & Mining – 5.2%
Agnico-Eagle Mines Ltd.	157,100	3,110,784
Boliden AB (a)	76,000	621,814
Compania de Minas Buenaventura SA sponsored ADR	61,900	1,751,770
Fording Canadian Coal Trust	12,900	446,293
Freeport-McMoRan Copper & Gold, Inc. Class B (d)	185,100	9,958,380
Goldcorp, Inc.	20,200	450,028

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Golden Star Resources Ltd. (a)	4,700	$12,492
Harmony Gold Mining Co. Ltd. (a)	150,200	1,960,110
High River Gold Mines Ltd. (a)	246,900	314,319
Kinross Gold Corp. (a)	932,600	8,615,650
Newmont Mining Corp.	238,700	12,746,577
Teck Cominco Ltd. Class B (sub. vtg.)	38,400	2,049,563
		42,037,780
Paper & Forest Products 0.4%
Lee & Man Paper Manufacturing Ltd.	1,404,000	1,557,254
Sino-Forest Corp. (a)	359,500	1,527,616
		3,084,870

TOTAL MATERIALS		71,412,428

TELECOMMUNICATION SERVICES – 1.2%
Wireless Telecommunication Services – 1.2%
America Movil SA de CV Series L sponsored ADR	50,000	1,463,000
Bharti Televentures Ltd. (a)	132,517	1,037,723
NII Holdings, Inc. (a)	135,706	5,927,638
USA Mobility, Inc.	39,360	1,091,059
		9,519,420

UTILITIES – 1.0%
Gas Utilities 0.3%
SEMCO Energy, Inc. (a)	216,200	1,215,044
Xinao Gas Holdings Ltd.	1,822,000	1,445,165
		2,660,209
Independent Power Producers & Energy Traders – 0.6%
AES Corp. (a)	276,900	4,383,327
Multi-Utilities – 0.1%
Public Service Enterprise Group, Inc.	14,900	968,053

TOTAL UTILITIES		8,011,589

TOTAL COMMON STOCKS
(Cost $651,777,022)		749,038,570

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Money Market Funds 8.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.28% (b)	59,961,944	$59,961,944
Fidelity Securities Lending Cash Central Fund,
4.35% (b)(c)	11,756,373	11,756,373
TOTAL MONEY MARKET FUNDS
(Cost $71,718,317)		71,718,317
TOTAL INVESTMENT PORTFOLIO 101.4%
(Cost $723,495,339)		820,756,887

NET OTHER ASSETS – (1.4)%		(11,701,980)
NET ASSETS 100%		$809,054,907

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Includes investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
Fidelity Cash Central Fund	$1,257,257
Fidelity Securities Lending Cash Central Fund	73,374
Total	$1,330,631

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	73.3%
Japan	5.6%
Canada	5.0%
India	2.4%
Netherlands	2.1%
Cayman Islands	1.8%
Taiwan	1.2%
Switzerland	1.1%
France	1.1%
Others (individually less than 1%) .	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements

Statement of Assets and Liabilities
		December 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $11,235,836) See accompanying
schedule:
Unaffiliated issuers (cost $651,777,022)	$749,038,570
Affiliated Central Funds (cost $71,718,317)	71,718,317
Total Investments (cost $723,495,339)		$820,756,887
Foreign currency held at value (cost $117,253)		113,162
Receivable for investments sold		604,844
Receivable for fund shares sold		5,059,706
Dividends receivable		442,854
Interest receivable		195,586
Prepaid expenses		2,307
Receivable from investment adviser for expense
reductions		42,307
Other receivables		146,541
Total assets		827,364,194

Liabilities
Payable to custodian bank	$1,914
Payable for investments purchased	4,550,575
Payable for fund shares redeemed	712,454
Distributions payable	1,380
Accrued management fee	370,660
Distribution fees payable	296,504
Other affiliated payables	196,216
Other payables and accrued expenses	423,211
Collateral on securities loaned, at value	11,756,373
Total liabilities		18,309,287

Net Assets		$809,054,907
Net Assets consist of:
Paid in capital		$712,058,190
Accumulated net investment loss		(571)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		47,343
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		96,949,945
Net Assets		$809,054,907

See accompanying notes which are an integral part of the financial statements.

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26

Statement of Assets and Liabilities continued
December 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($189,863,519 ÷ 12,999,277 shares)	$14.61
Maximum offering price per share (100/94.25 of
$14.61)	$15.50
Class T:
Net Asset Value and redemption price per share
($318,825,582 ÷ 21,868,649 shares)	$14.58
Maximum offering price per share (100/96.50 of
$14.58)	$15.11
Class B:
Net Asset Value and offering price per share
($56,201,211 ÷ 3,879,578 shares)A	$14.49
Class C:
Net Asset Value and offering price per share
($107,285,615 ÷ 7,401,874 shares)A	$14.49
Institutional Class:
Net Asset Value, offering price and redemption price
per share ($136,878,980 ÷ 9,350,263 shares)	$14.64
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Statement of Operations
	Year ended December 31, 2005

Investment Income
Dividends		$3,272,949
Special dividends		837,545
Interest		2,111
Income from affiliated Central Funds		1,330,631
Total income		5,443,236

Expenses
Management fee	$2,528,233
Transfer agent fees	1,348,073
Distribution fees	2,080,420
Accounting and security lending fees	176,771
Independent trustees’ compensation	1,717
Custodian fees and expenses	168,881
Registration fees	261,074
Audit	51,488
Legal	2,151
Miscellaneous	20,550
Total expenses before reductions	6,639,358
Expense reductions	(489,043)	6,150,315

Net investment income (loss)		(707,079)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of
$34,552)	3,579,014
Investment not meeting investment restrictions	(447)
Foreign currency transactions	(101,110)
Payment from investment advisor for loss on invest-
ment not meeting investment restrictions	447
Total net realized gain (loss)		3,477,904
Change in net unrealized appreciation (depreciation)
on:
Investment securities (net of increase in deferred
foreign taxes of $271,429)	84,375,042
Assets and liabilities in foreign currencies	(5,036)
Total change in net unrealized appreciation
(depreciation)		84,370,006
Net gain (loss)		87,847,910
Net increase (decrease) in net assets resulting from
operations		$87,140,831

See accompanying notes which are an integral part of the financial statements.

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28

Statement of Changes in Net Assets
		For the period
		August 12, 2004
	Year ended	(commencement
	December 31,	of operations) to
	2005	December 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(707,079)	$(194,575)
Net realized gain (loss)	3,477,904	12,035
Change in net unrealized appreciation
(depreciation)	84,370,006	12,579,939
Net increase (decrease) in net assets resulting
from operations	87,140,831	12,397,399
Distributions to shareholders from net realized gain .	(2,541,513)	—
Share transactions - net increase (decrease)	589,804,166	122,254,024
Total increase (decrease) in net assets	674,403,484	134,651,423

Net Assets
Beginning of period	134,651,423	—
End of period (including accumulated net invest-
ment loss of $571 and accumulated net
investment loss of $2,465, respectively)	$809,054,907	$134,651,423

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class A
Years ended December 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$12.52	$10.00
Income from Investment Operations
Net investment income (loss)E	01H	(.02)
Net realized and unrealized gain (loss)	2.14	2.54
Total from investment operations	2.15	2.52
Distributions from net realized gain	(.06)	—
Net asset value, end of period	$14.61	$12.52
Total ReturnB,C,D	17.21%	25.20%
Ratios to Average Net AssetsG
Expenses before reductions	1.32%	1.79%A
Expenses net of fee waivers, if any	1.25%	1.30%A
Expenses net of all reductions	1.18%	1.26%A
Net investment income (loss)	04%H	(.53)%A
Supplemental Data
Net assets, end of period (000 omitted)	$189,864	$34,438
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period August 12, 2004 (commencement of operations) to December 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.14)%.

See accompanying notes which are an integral part of the financial statements.

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30

Financial Highlights Class T
Years ended December 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$12.51	$10.00
Income from Investment Operations
Net investment income (loss)E	(.02)H	(.03)
Net realized and unrealized gain (loss)	2.13	2.54
Total from investment operations	2.11	2.51
Distributions from net realized gain	(.04)	—
Net asset value, end of period	$14.58	$12.51
Total ReturnB,C,D	16.87%	25.10%
Ratios to Average Net AssetsG
Expenses before reductions	1.46%	1.96%A
Expenses net of fee waivers, if any	1.46%	1.55%A
Expenses net of all reductions	1.39%	1.51%A
Net investment income (loss)	(.16)%H	(.78)%A
Supplemental Data
Net assets, end of period (000 omitted)	$318,826	$60,107
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period August 12, 2004 (commencement of operations) to December 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Class B
Years ended December 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$12.48	$10.00
Income from Investment Operations
Net investment income (loss)E	(.09)H	(.06)
Net realized and unrealized gain (loss)	2.13	2.54
Total from investment operations	2.04	2.48
Distributions from net realized gain	(.03)	—
Net asset value, end of period	$14.49	$12.48
Total ReturnB,C,D	16.34%	24.80%
Ratios to Average Net AssetsG
Expenses before reductions	2.08%	2.61%A
Expenses net of fee waivers, if any	2.00%	2.05%A
Expenses net of all reductions	1.92%	2.01%A
Net investment income (loss)	(.70)%H	(1.28)%A
Supplemental Data
Net assets, end of period (000 omitted)	$56,201	$15,527
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period August 12, 2004 (commencement of operations) to December 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.89)%.

See accompanying notes which are an integral part of the financial statements.

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32

Financial Highlights Class C
Years ended December 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$12.49	$10.00
Income from Investment Operations
Net investment income (loss)E	(.09)H	(.06)
Net realized and unrealized gain (loss)	2.12	2.55
Total from investment operations	2.03	2.49
Distributions from net realized gain	(.03)	—
Net asset value, end of period	$14.49	$12.49
Total ReturnB,C,D	16.25%	24.90%
Ratios to Average Net AssetsG
Expenses before reductions	2.05%	2.53%A
Expenses net of fee waivers, if any	2.00%	2.05%A
Expenses net of all reductions	1.93%	2.01%A
Net investment income (loss)	(.70)%H	(1.28)%A
Supplemental Data
Net assets, end of period (000 omitted)	$107,286	$17,822
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period August 12, 2004 (commencement of operations) to December 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.89)%.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Highlights Institutional Class
Years ended December 31,	2005	2004E
Selected Per Share Data
Net asset value, beginning of period	$12.54	$10.00
Income from Investment Operations
Net investment income (loss)D	04G	(.01)
Net realized and unrealized gain (loss)	2.15	2.55
Total from investment operations	2.19	2.54
Distributions from net realized gain	(.09)	—
Net asset value, end of period	$14.64	$12.54
Total ReturnB,C	17.43%	25.40%
Ratios to Average Net AssetsF
Expenses before reductions	1.04%	1.38%A
Expenses net of fee waivers, if any	1.00%	1.05%A
Expenses net of all reductions	93%	1.01%A
Net investment income (loss)	29%G	(.28)%A
Supplemental Data
Net assets, end of period (000 omitted)	$136,879	$6,757
Portfolio turnover rate	111%	40%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period August 12, 2004 (commencement of operations) to December 31, 2004.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .10%.

See accompanying notes which are an integral part of the financial statements.

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34

Notes to Financial Statements

For the period ended December 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap II Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of

35 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued
Security Valuation continued

the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund esti mates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the fund are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

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36

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$106,523,073
Unrealized depreciation	(12,451,265)
Net unrealized appreciation (depreciation) .	94,071,808
Undistributed ordinary income	1,518,636
Undistributed long term capital gain	1,291,267

Cost for federal income tax purposes	$726,685,079

The tax character of distributions paid was as follows:
	December 31, 2005	December 31, 2004
Ordinary Income	$904,193	$—
Long term Capital Gains	1,637,320	—
Total	$2,541,513	$—

37 Annual Report

Notes to Financial Statements continued
2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $990,754,388 and $459,462,141, respectively. The Fund realized a loss on the sale of an investment not meeting the investment restrictions of the fund. The loss was fully reimbursed by the Fund’s investment advisor.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was ..57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

38

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$253,869	$—
Class T	25%	.25%	897,932	85,568
Class B	75%	.25%	351,957	264,013
Class C	75%	.25%	576,662	371,411
			$2,080,420	$720,992

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and ..25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$539,006
Class T	96,062
Class B*	41,444
Class C*	15,653
$692,165

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

39 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$360,427.35
Class T	435,153.24
Class B	129,643.37
Class C	197,814.34
Institutional Class	225,036.32
	$1,348,073

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,431 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

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40

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $73,374.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class A	1.30% - 1.25%*	$74,759
Class B	2.05% - 2.00%*	30,421
Class C	2.05% - 2.00%*	32,777
Institutional Class	1.05% - 1.00%*	28,342
		$166,299
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $322,652 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $92.

41 Annual Report

Notes to Financial Statements continued
8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
	Year ended	Period ended
	December 31, 2005	December 31, 2004A
From net realized gain
Class A	$722,938	$—
Class T	785,508	—
Class B	115,130	—
Class C	216,578	—
Institutional Class	701,359	—
Total	$2,541,513	$—
A For the period August 12, 2004 (commencement of operations) to December 31, 2004.

Annual Report

42

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004A	2005	2004A
Class A
Shares sold	11,209,186	2,793,502	$148,925,410	$31,810,120
Reinvestment of
distributions	46,121	—	673,648	—
Shares redeemed	(1,006,186)	(43,346)	(13,491,876)	(510,122)
Net increase
(decrease)	10,249,121	2,750,156	$136,107,182	$31,299,998
Class T
Shares sold	19,298,393	5,009,964	$254,508,130	$56,923,971
Reinvestment of
distributions	52,186	—	761,896	—
Shares redeemed	(2,287,715)	(204,179)	(30,643,453)	(2,350,782)
Net increase
(decrease)	17,062,864	4,805,785	224,626,573	$54,573,189
Class B
Shares sold	3,212,130	1,266,901	$41,956,200	$14,392,485
Reinvestment of
distributions	7,317	—	106,897	—
Shares redeemed	(583,722)	(23,048)	(7,653,056)	(277,523)
Net increase
(decrease)	2,635,725	1,243,853	$34,410,041	$14,114,962
Class C
Shares sold	6,491,544	1,436,802	$85,275,825	$16,336,650
Reinvestment of
distributions	12,876	—	188,163	—
Shares redeemed	(529,610)	(9,738)	(7,087,172)	(115,404)
Net increase
(decrease)	5,974,810	1,427,064	$78,376,816	$16,221,246
Institutional Class
Shares sold	9,859,285	552,710	$130,431,806	$6,208,664
Reinvestment of
distributions	44,117	—	650,145	—
Shares redeemed	(1,092,116)	(13,733)	(14,798,397)	(164,035)
Net increase
(decrease)	8,811,286	538,977	$116,283,554	$6,044,629
A For the period August 12, 2004 (commencement of operations) to December 31, 2004.

43 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Mid Cap II Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap II Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and from August 12, 2004 (commencement of operations) to Decem ber 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap II Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended, and from August 12, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts February 21, 2006

Annual Report 44

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Mid Cap II (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Offi cer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Annual Report

46

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

48

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Annual Report

50

Name, Age; Principal Occupation Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Mid Cap II. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Thomas J. Allen (45)

Year of Election or Appointment: 2004

Vice President of Advisor Mid Cap II. Mr. Allen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Allen worked as a research analyst and port folio manager. Mr. Allen also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (57)

Year of Election or Appointment: 2004

Secretary of Advisor Mid Cap II. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2004

Assistant Secretary of Advisor Mid Cap II. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Mid Cap II. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Mid Cap II. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap II. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mid Cap II. Mr. Hebble also serves as Dep uty Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap II. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Annual Report

52

Name, Age; Principal Occupation Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mid Cap II. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mid Cap II. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap II. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap II. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mid Cap II. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

54

Distributions

The Board of Trustees of Fidelity Advisor Mid Cap II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	2/6/06	2/3/06	$0.055

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2005, $2,928,587, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

55 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to
allow the Board of Trustees, if per-
mitted by applicable law, to authorize
fund mergers without shareholder
approval.A
	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes
Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000
Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes
Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000
Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000
William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000
Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000
Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000
William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.650	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report 56

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Mid Cap II Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

58

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups”

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the period of the fund’s operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

Annual Report 60

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B and Class C ranked below its competitive median for the period, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differ ences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

62

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Citibank, N.A.
New York, NY

AMPI-UANN-0206 1.801441.101

Fidelity® Advisor Strategic Income Fund - Class A, Class T, Class B and Class C

Annual Report
December 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	47	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	56	Notes to the financial statements.
Report of Independent	66
Registered Public
Accounting Firm
Trustees and Officers	67
Distributions	77
Proxy Voting Results	78

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legisla tors and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund dis tributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimburse ment not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended December 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A
(incl. 4.75% sales charge)A	2.13%	8.19%	7.48%
Class T
(incl. 3.50% sales charge)	0.82%	8.40%	7.57%
Class B
(incl. contingent deferred sales
charge)B	2.78%	8.16%	7.48%
Class C
(incl. contingent deferred sales
charge)C	1.02%	8.35%	7.14%

A Class A shares bear a 0.15% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.25% 12b 1 fee.
B Class B shares’ contingent deferred sales charges included in the past one year, past five year and past ten year total return figures are 5%, 2% and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns prior to November 3, 1997 are those of Class B and reflect a 0.90% 12b 1 fee. Had Class C shares’ 12b 1 fee been reflected, returns between January 1, 1996 and November 3, 1997 would have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year and past ten year total return figures are 1%, 0% and 0%, respectively.

5 Annual Report 5

Performance continued

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Income Fund Class T on December 31, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Derek Young and Christopher Sharpe, Lead Co Managers of Fidelity® Advisor Strategic Income Fund

The world’s four major bond categories had varying performance during the 12 month period ending December 31, 2005. Emerging markets bonds did the best overall. Improved local economies, the excellent showing of oil exporting countries and a number of credit upgrades contributed to the 10.73% advance of the J.P. Morgan Emerging Markets Bond Index Global the benchmark’s fourth straight double digit annual return. U.S. high yield didn’t fare as well, as the Merrill Lynch® U.S High Yield Master II Index gained only 2.74% . Intermittent weakness in the auto and air transportation industries, along with concerns about rising inflation and interest rates, subdued the asset class’s performance. U.S. government debt also struggled with interest rates and inflation, leading to a modest 2.65% return for the Lehman Brothers® Government Bond Index. Still, that was better than foreign developed markets debt. The Citigroup® Non U.S. Group of 7 Index fell 5.38% during the past year, hurt by the renewed strength of the U.S. dollar and the more compelling yields of U.S. Treasuries.

For the year ending December 31, 2005, the fund’s Class A, Class T, Class B and Class C shares were up 2.75%, 2.77%, 2.06% and 1.99%, respectively (excluding sales charges), while the Fidelity Strategic Income Composite Index rose 2.66% and the LipperSM Multi Sector Income Funds Average returned 2.19% . The fund’s asset allocation strategy of balancing aggressive and conservative fixed income investments showed respectable results, and security selection was generally favorable across all four fixed income classes. The dollar’s strength versus major currencies, however, had a dampening effect on absolute returns. A significant contribution came from the emerging markets subportfolio, whose double digit return was led mainly by astute security selection in such areas as Mexico, Turkey and Argentina. The high yield subportfolio also outperformed, largely due to its favorable positioning in automotive industry issues. The U.S. government subportfolio finished slightly behind its benchmark, hurt somewhat by its defensive positioning in certain government agency debt issues. The foreign developed markets subportfolio, which ended in negative territory, still found value in certain sovereign debt issues in Canada and outperformed its index.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report

7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2005 to
	July 1, 2005	December 31, 2005	December 31, 2005
Class A
Actual	$1,000.00	$1,015.30	$5.03
HypotheticalA	$1,000.00	$1,020.21	$5.04
Class T
Actual	$1,000.00	$1,015.10	$5.23
HypotheticalA	$1,000.00	$1,020.01	$5.24
Class B
Actual	$1,000.00	$1,012.30	$8.88
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class C
Actual	$1,000.00	$1,012.00	$9.18
HypotheticalA	$1,000.00	$1,016.08	$9.20
Institutional Class
Actual	$1,000.00	$1,016.20	$4.01
HypotheticalA	$1,000.00	$1,021.22	$4.02

A 5% return per year before expenses
* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by
184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	99%
Class T	1.03%
Class B	1.75%
Class C	1.81%
Institutional Class	79%

9 Annual Report

Investment Changes

Top Five Holdings as of December 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
U.S. Treasury Obligations	16.3	15.5
Fannie Mae	6.6	5.6
German Federal Republic	4.2	2.8
Freddie Mac	3.5	2.5
Brazilian Federative Republic	2.3	2.3
	32.9
Top Five Market Sectors as of December 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	10.9	12.0
Telecommunication Services	7.2	8.4
Financials	5.2	4.3
Energy	4.7	4.8
Information Technology	3.7	3.0

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

Annual Report 10

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

For an unaudited list of holdings for each fixed income central fund, visit advisor.fidelity.com.

11 Annual Report

Investments December 31, 2005
Showing Percentage of Net Assets

Corporate Bonds 36.4%
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Convertible Bonds 0.2%

CONSUMER DISCRETIONARY – 0.1%
Media – 0.1%
Liberty Media Corp. (Sprint Corp. PCS Series 1) 3.75%
2/15/30		$6,685	$3,710

INFORMATION TECHNOLOGY – 0.1%
Semiconductors & Semiconductor Equipment – 0.1%
Atmel Corp. 0% 5/23/21		4,190	2,017
ON Semiconductor Corp. 0% 4/15/24		450	357
			2,374

TOTAL CONVERTIBLE BONDS			6,084
Nonconvertible Bonds – 36.2%

CONSUMER DISCRETIONARY – 9.0%
Auto Components 0.8%
Affinia Group, Inc. 9% 11/30/14		3,475	2,693
Delco Remy International, Inc.:
9.375% 4/15/12		590	171
11% 5/1/09		695	257
Goodyear Tire & Rubber Co. 9% 7/1/15 (f)		7,880	7,782
Stoneridge, Inc. 11.5% 5/1/12		35	36
Tenneco, Inc. 8.625% 11/15/14		5,980	5,621
TRW Automotive Acquisition Corp.:
9.375% 2/15/13		3,753	4,053
11% 2/15/13		2,988	3,347
United Components, Inc. 9.375% 6/15/13		360	358
Visteon Corp. 7% 3/10/14		5,060	3,947
			28,265
Automobiles – 0.1%
Fiat Finance & Trade Ltd. 5.75% 5/25/06	EUR	1,000	1,192
Renault SA 0.3438% 4/23/07 (g)	JPY	200,000	1,690
			2,882
Diversified Consumer Services – 0.2%
Service Corp. International (SCI):
6.75% 4/1/16		2,800	2,737
7% 6/15/17 (f)		2,420	2,414
			5,151

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure 2.2%
Carrols Corp. 9% 1/15/13	$4,095	$3,982
Galaxy Entertainment Finance Co. Ltd.:
9.655% 12/15/10 (f)(g)	1,470	1,492
9.875% 12/15/12 (f)	1,110	1,127
Gaylord Entertainment Co.:
6.75% 11/15/14	9,210	9,026
8% 11/15/13	920	963
Herbst Gaming, Inc.:
7% 11/15/14	2,500	2,488
8.125% 6/1/12	835	868
ITT Corp. 7.375% 11/15/15	2,560	2,771
Kerzner International Ltd. 6.75% 10/1/15 (f)	4,250	4,123
Landry’s Seafood Restaurants, Inc. 7.5% 12/15/14	2,935	2,759
Mandalay Resort Group:
6.375% 12/15/11	4,220	4,199
6.5% 7/31/09	1,995	2,017
MGM MIRAGE:
6% 10/1/09	1,050	1,045
6.625% 7/15/15	6,210	6,194
6.75% 9/1/12	1,310	1,328
8.5% 9/15/10	435	472
Mohegan Tribal Gaming Authority 6.875% 2/15/15	2,140	2,156
Morton’s Restaurant Group, Inc. 7.5% 7/1/10	1,215	1,203
Penn National Gaming, Inc.:
6.75% 3/1/15	1,375	1,351
8.875% 3/15/10	1,105	1,157
Scientific Games Corp. 6.25% 12/15/12	660	648
Speedway Motorsports, Inc. 6.75% 6/1/13	3,495	3,543
Starwood Hotels & Resorts Worldwide, Inc.:
7.375% 5/1/07	1,480	1,510
7.875% 5/1/12	985	1,086
Station Casinos, Inc.:
6% 4/1/12	1,790	1,792
6.5% 2/1/14	1,670	1,689
Town Sports International Holdings, Inc. 0% 2/1/14 (d)	5,035	3,424
Universal City Development Partners Ltd./UCDP
Finance, Inc. 11.75% 4/1/10	2,555	2,849
Vail Resorts, Inc. 6.75% 2/15/14	5,060	5,073

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure continued
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (d)	$1,200	$816
9% 1/15/12	710	724
Waterford Gaming LLC/Waterford Gaming Finance
Corp. 8.625% 9/15/12 (f)	503	538
Wheeling Island Gaming, Inc. 10.125% 12/15/09	735	771
		75,184
Household Durables – 0.6%
D.R. Horton, Inc. 7.875% 8/15/11	170	184
Goodman Global Holdings, Inc.:
7.4913% 6/15/12 (f)(g)	680	677
7.875% 12/15/12 (f)	3,575	3,325
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	730	694
6.25% 1/15/15	1,320	1,231
7.75% 5/15/13	3,480	3,480
KB Home 8.625% 12/15/08	1,350	1,424
Kimball Hill, Inc. 10.5% 12/15/12 (f)	2,210	2,199
Meritage Homes Corp. 6.25% 3/15/15	1,790	1,620
Norcraft Holdings LP/Norcraft Capital Corp. 0%
9/1/12 (d)	1,910	1,356
Standard Pacific Corp.:
7.75% 3/15/13	750	733
9.25% 4/15/12	1,240	1,271
Technical Olympic USA, Inc.:
7.5% 1/15/15	2,610	2,166
10.375% 7/1/12	335	330
Tempur-Pedic, Inc./Tempur Production USA, Inc.
10.25% 8/15/10	1,015	1,094
		21,784
Leisure Equipment & Products – 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12	720	673
Media – 4.3%
Cablevision Systems Corp. 8% 4/15/12	14,265	13,266
CanWest Media, Inc. 8% 9/15/12	860	882
CCH I Holdings LLC/CCH I Capital Corp. 0%
5/15/14 (d)(f)	830	457
CCH I LLC / CCH I Capital Corp. 11% 10/1/15 (f)	8,148	6,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Media – continued
Charter Communications Holding II LLC/Charter
Communications Holdings II Capital Corp. 10.25%
9/15/10	$2,720	$2,706
Corus Entertainment, Inc. 8.75% 3/1/12	1,970	2,118
CSC Holdings, Inc.:
7% 4/15/12 (f)(g)	3,730	3,525
7.625% 4/1/11	2,580	2,567
7.625% 7/15/18	15,970	15,092
7.875% 2/15/18	11,295	10,900
EchoStar DBS Corp.:
6.375% 10/1/11	3,705	3,575
6.625% 10/1/14	9,095	8,708
9.125% 1/15/09	42	44
Globo Comunicacoes e Participacoes SA:
(Reg. S):
7.375% 10/20/11 (e)	2,520	2,507
10.25% 10/20/11 (e)	3,477	3,525
10.25% 10/20/11 (e)(f)	208	211
Haights Cross Communications, Inc. 0% 8/15/11 (d)	1,550	868
Haights Cross Operating Co. 11.75% 8/15/11	865	917
Houghton Mifflin Co.:
0% 10/15/13 (d)	7,235	5,643
8.25% 2/1/11	1,905	1,969
9.875% 2/1/13	6,890	7,278
iesy Repository GmbH 10.375% 2/15/15 (f)	2,470	2,563
Innova S. de R.L. 9.375% 9/19/13	12,290	13,673
Liberty Media Corp.:
5.7% 5/15/13	8,315	7,754
8.5% 7/15/29	5,320	5,269
Livent, Inc. yankee 9.375% 10/15/04 (c)	300	9
PanAmSat Corp.:
6.375% 1/15/08	490	490
9% 8/15/14	2,860	3,003
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (f)	3,280	3,493
10.375% 9/1/14 (f)	11,090	12,421
Sun Media Corp. Canada 7.625% 2/15/13	635	655
Susquehanna Media Co. 7.375% 4/15/13	770	820

See accompanying notes which are an integral part of the financial statements.

15		Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Media – continued
Vertis, Inc. 10.875% 6/15/09		$3,775	$3,728
Videotron Ltee 6.875% 1/15/14		550	554
			147,953
Multiline Retail – 0.6%
Marks & Spencer Group PLC 5.125% 11/7/06	EUR	2,000	2,407
Neiman Marcus Group, Inc.:
9% 10/15/15 (f)		8,920	9,098
10.375% 10/15/15 (f)		7,200	7,326
Pinault Printemps Redoute SA 5% 1/23/09	EUR	2,000	2,466
			21,297
Textiles, Apparel & Luxury Goods – 0.2%
AAC Group Holding Corp. 0% 10/1/12 (d)		4,545	3,306
Jostens Holding Corp. 0% 12/1/13 (d)		1,560	1,139
Levi Strauss & Co. 9.75% 1/15/15		3,880	4,006
			8,451

TOTAL CONSUMER DISCRETIONARY			311,640

CONSUMER STAPLES 0.5%
Food & Staples Retailing – 0.2%
Ahold Finance USA, Inc. 6.5% 3/14/17	GBP	1,500	2,591
J. Sainsbury PLC 5.25% 5/17/07	GBP	1,000	1,729
			4,320
Food Products 0.3%
Dean Foods Co.:
6.625% 5/15/09		90	92
6.9% 10/15/17		979	999
Doane Pet Care Co.:
10.625% 11/15/15 (f)		1,675	1,748
10.75% 3/1/10		800	872
Hines Nurseries, Inc. 10.25% 10/1/11		370	363
Michael Foods, Inc. 8% 11/15/13		420	431
National Beef Packing Co. LLC/National Beef Finance
Corp. 10.5% 8/1/11		1,290	1,335
Philipp Brothers Chemicals, Inc. 9.875% 6/1/08		1,909	1,775

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER STAPLES – continued
Food Products – continued
Reddy Ice Holdings, Inc. 0% 11/1/12 (d)		$3,250	$2,584
Tate & Lyle International Finance PLC 5.75% 10/6/06 .	EUR	800	965
			11,164
Household Products – 0.0%
Central Garden & Pet Co. 9.125% 2/1/13		260	276
Personal Products 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14		470	465

TOTAL CONSUMER STAPLES			16,225

ENERGY 4.3%
Energy Equipment & Services – 0.7%
CHC Helicopter Corp. 7.375% 5/1/14		6,185	6,247
Hanover Compressor Co.:
8.625% 12/15/10		490	518
9% 6/1/14		4,260	4,633
Ocean Rig Norway AS 8.375% 7/1/13 (f)		1,020	1,086
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26
(Reg. S)		6,230	7,759
Seabulk International, Inc. 9.5% 8/15/13		3,290	3,693
SESI LLC 8.875% 5/15/11		60	63
			23,999
Oil, Gas & Consumable Fuels – 3.6%
ANR Pipeline, Inc.:
7.375% 2/15/24		2,165	2,211
8.875% 3/15/10		2,520	2,700
Atlas Pipeline Partners LP / Atlas Pipeline Partners
Finance Corp. 8.125% 12/15/15 (f)		1,210	1,222
Chaparral Energy, Inc. 8.5% 12/1/15 (f)		2,530	2,587
Chesapeake Energy Corp.:
6.5% 8/15/17 (f)		3,350	3,346
7% 8/15/14		865	896
7.5% 6/15/14		850	897
El Paso Corp.:
6.375% 2/1/09 (f)		230	225
7.625% 8/16/07		1,280	1,293
7.75% 6/15/10 (f)		2,180	2,231
7.75% 10/15/35 (f)		235	233

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
El Paso Production Holding Co. 7.75% 6/1/13		$4,000	$4,120
Encore Acquisition Co. 6.25% 4/15/14		1,500	1,425
Energy Partners Ltd. 8.75% 8/1/10		3,530	3,654
EXCO Resources, Inc. 7.25% 1/15/11		570	579
Forest Oil Corp. 8% 12/15/11		480	526
Gaz Capital SA Luxembourg 7.8% 9/27/10	EUR	1,400	1,908
Gazstream SA 5.625% 7/22/13 (f)		2,550	2,537
Harvest Operations Corp. 7.875% 10/15/11		1,170	1,164
Houston Exploration Co. 7% 6/15/13		410	394
InterNorth, Inc. 9.625% 3/15/06 (c)		935	337
Markwest Energy Partners LP/ Markwest Energy
Finance Corp. 6.875% 11/1/14 (f)		2,525	2,323
Massey Energy Co.:
6.625% 11/15/10		2,850	2,907
6.875% 12/15/13 (f)		4,590	4,630
MOL Hungarian Oil & Gas 3.875% 10/5/15	EUR	700	804
OAO Gazprom 9.625% 3/1/13		650	788
Pan American Energy LLC 7.125% 10/27/09 (f)		2,475	2,503
Pemex Project Funding Master Trust:
5.5% 2/24/25 (f)	EUR	750	899
7.75% 9/28/49		8,184	8,450
8.625% 2/1/22		7,190	8,835
9.125% 10/13/10		2,095	2,404
Petrobras Energia SA 9.375% 10/30/13		2,115	2,268
Plains Exploration & Production Co. 8.75% 7/1/12		1,610	1,727
Pogo Producing Co. 6.875% 10/1/17 (f)		4,290	4,193
Range Resources Corp. 7.375% 7/15/13		2,190	2,250
Ship Finance International Ltd. 8.5% 12/15/13		7,015	6,629
Targa Resources, Inc. / Targa Resources Finance Corp.
8.5% 11/1/13 (f)		1,220	1,251
Teekay Shipping Corp. 8.875% 7/15/11		5,635	6,339
Venoco, Inc. 8.75% 12/15/11		1,470	1,492
Vintage Petroleum, Inc. 8.25% 5/1/12		1,000	1,073
Williams Co., Inc. Credit Linked Certificate Trust III
6.75% 4/15/09 (f)		1,820	1,843
Williams Companies, Inc.:
6.375% 10/1/10 (f)		4,230	4,241
7.625% 7/15/19		9,487	10,112
7.75% 6/15/31		1,235	1,315

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Williams Companies, Inc.: – continued
7.875% 9/1/21		$2,950	$3,201
8.75% 3/15/32		2,510	2,919
YPF SA:
10% 11/2/28		2,980	3,502
yankee 9.125% 2/24/09		1,095	1,191
			124,574

TOTAL ENERGY			148,573

FINANCIALS – 4.5%
Capital Markets 0.2%
Banco BPI SA 0.115% 2/12/07 (g)	JPY	100,000	844
Bank of Scotland International Australia Ltd. 3.5386%
9/7/06 (g)	CAD	1,500	1,291
E*TRADE Financial Corp. 7.375% 9/15/13 (f)		1,240	1,259
Macquarie Bank Ltd. 0.2138% 2/10/06 (g)	JPY	200,000	1,696
Merrill Lynch & Co., Inc. 0.3856% 5/28/08 (g)	JPY	200,000	1,702
UFJ Bank Ltd. 0.6906% 5/29/11 (g)	JPY	200,000	1,698
			8,490
Commercial Banks – 1.1%
Australia & New Zealand Banking Group Ltd. 3.6729%
12/29/06 (g)	CAD	1,500	1,291
Banca Popolare di Lodi Investment Trust 6.742%
6/30/49 (g)	EUR	1,700	2,170
Bank of Tokyo-Mitsubishi Ltd. 3.5% 12/16/15 (g)	EUR	1,150	1,355
BIE Bank & Trust Ltd. 16.8% 3/13/07	BRL	2,860	1,226
Commonwealth Bank of Australia 3.4957%
11/28/06 (g)	CAD	1,750	1,506
Dresdner Bank AG 10.375% 8/17/09 (f)		5,540	6,150
European Investment Bank 4% 10/15/37	EUR	2,600	3,222
Korea Development Bank (Reg.) 0.87% 6/28/10	JPY	600,000	5,034
Kyivstar GSM 7.75% 4/27/12 (Issued by Dresdner
Bank AG for Kyivstar GSM) (f)		3,585	3,639
Rabobank Nederland 3.4243% 2/23/07 (g)	CAD	250	215
Standard Chartered Bank PLC 3.625% 2/3/17 (e)	EUR	385	458
Sumitomo Mitsui Banking Corp. (Reg. S) 4.375%
10/15/49 (g)	EUR	2,000	2,399

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

FINANCIALS – continued
Commercial Banks – continued
Vimpel Communications 10% 6/16/09 (Issued by UBS
Luxembourg SA for Vimpel Communications)		$8,290	$9,053
Westpac Banking Corp. 3.2871% 1/27/06 (g)	CAD	1,500	1,290
			39,008
Consumer Finance – 1.2%
Countrywide Home Loans, Inc. 3.6686% 3/7/06 (g)	CAD	1,500	1,290
Ford Credit Europe PLC 3.492% 9/30/09 (g)	EUR	1,500	1,486
General Motors Acceptance Corp.:
6.75% 12/1/14		9,520	8,568
6.875% 9/15/11		5,190	4,736
6.875% 8/28/12		6,460	5,823
8% 11/1/31		19,175	18,600
GMAC International Finance BV 3.423% 3/1/06 (g)	EUR	1,000	1,168
			41,671
Diversified Financial Services – 0.7%
Aries Vermogensverwaltngs GmbH 9.6% 10/25/14 (f)		1,500	1,933
BAT International Finance PLC 3.02% 4/3/06 (g)	EUR	1,500	1,777
Canada Housing Trust No. 1 4.65% 9/15/09	CAD	16,600	14,582
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75%
11/15/13		955	910
Citigroup, Inc. 4.25% 2/25/30 (g)	EUR	1,500	1,766
Global Cash Access LLC/Global Cash Access Finance
Corp. 8.75% 3/15/12		2,056	2,187
Volkswagen International Finance NV 0.4013%
11/30/07 (g)	JPY	200,000	1,697
			24,852
Insurance – 0.2%
AIG SunAmerica Institutional Funding III Ltd. 5.5%
3/7/11	EUR	1,000	1,303
Brit Insurance Holdings PLC 6.625% 12/9/30 (g)	GBP	500	859
Fukoku Mutual Life Insurance Co. 4.5% 9/28/25 (g)	EUR	1,200	1,418
JPMorgan Bank Luxembourg SA 5% (g)	EUR	1,000	1,189
Old Mutual PLC 5% (g)	EUR	600	714
			5,483
Real Estate 0.7%
American Real Estate Partners/American Real Estate
Finance Corp.:
7.125% 2/15/13 (f)		3,630	3,621

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

FINANCIALS – continued
Real Estate continued
American Real Estate Partners/American Real Estate
Finance Corp.: – continued
8.125% 6/1/12		$4,955	$5,128
BF Saul REIT 7.5% 3/1/14		3,400	3,506
Crescent Real Estate Equities LP/Crescent Finance Co.
9.25% 4/15/09		3,225	3,398
Senior Housing Properties Trust:
7.875% 4/15/15		4,040	4,222
8.625% 1/15/12		4,370	4,785
			24,660
Thrifts & Mortgage Finance – 0.4%
Nationwide Building Society 0.0888% 3/3/06 (g)	JPY	200,000	1,696
Residential Capital Corp.:
6.375% 6/30/10		6,985	7,098
6.875% 6/30/15		3,885	4,128
			12,922

TOTAL FINANCIALS			157,086

HEALTH CARE – 1.2%
Biotechnology – 0.0%
Polypore, Inc. 8.75% 5/15/12		1,675	1,466
Health Care Equipment & Supplies – 0.1%
Bio-Rad Laboratories, Inc. 7.5% 8/15/13		1,770	1,859
Health Care Providers & Services – 0.9%
AmeriPath, Inc. 10.5% 4/1/13		2,805	2,973
Beverly Enterprises, Inc. 7.875% 6/15/14		5,285	5,668
Fresenius Medical Care Capital Trust IV 7.875%
6/15/11		1,000	1,065
HCA, Inc.:
5.75% 3/15/14		745	719
6.75% 7/15/13		1,685	1,734
National Nephrology Associates, Inc. 9% 11/1/11 (f) .		490	543
PacifiCare Health Systems, Inc. 10.75% 6/1/09		908	976
Psychiatric Solutions, Inc. 10.625% 6/15/13		197	224
Rural/Metro Corp. 9.875% 3/15/15 (f)		1,700	1,743
Skilled Healthcare Group, Inc. 11% 1/15/14 (f)		2,480	2,505

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

HEALTH CARE – continued
Health Care Providers & Services – continued
Team Finance LLC / Health Finance Corp. 11.25%
12/1/13 (f)		$3,040	$3,086
Triad Hospitals, Inc. 7% 11/15/13		4,205	4,205
U.S. Oncology, Inc. 9% 8/15/12		1,300	1,388
Vanguard Health Holding Co. II LLC 9% 10/1/14		5,235	5,562
			32,391
Pharmaceuticals – 0.2%
CDRV Investors, Inc. 0% 1/1/15 (d)		3,760	2,303
Elan Finance PLC/Elan Finance Corp. 7.75%
11/15/11		1,585	1,482
Leiner Health Products, Inc. 11% 6/1/12		1,885	1,772
VWR International, Inc.:
6.875% 4/15/12		115	114
8% 4/15/14		330	326
			5,997

TOTAL HEALTH CARE			41,713

INDUSTRIALS – 2.8%
Aerospace & Defense – 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11		2,020	2,121
Bombardier, Inc. 6.25% 2/23/06	GBP	750	1,269
Hexcel Corp. 6.75% 2/1/15		2,350	2,280
Orbimage Holdings, Inc. 13.15% 7/1/12 (f)(g)		1,720	1,832
			7,502
Airlines – 0.4%
American Airlines, Inc. pass thru trust certificates:
7.377% 5/23/19		4,071	3,338
7.379% 11/23/17		815	668
AMR Corp.:
9% 8/1/12		1,055	918
9% 9/15/16		625	538
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18		97	84
6.9% 7/2/18		695	612
8.312% 10/2/12		601	541
8.388% 5/1/22		802	697
9.798% 4/1/21		2,810	2,810

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

INDUSTRIALS – continued
Airlines – continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$1,280	$1,261
7.711% 9/18/11	320	259
7.92% 5/18/12	3,340	2,739
10.06% 1/2/16 (c)	170	102
Northwest Airlines, Inc. 10.5% 4/1/09 (c)	173	55
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	221	206
7.248% 7/2/14	487	63
7.626% 4/1/10	99	54
7.691% 4/1/17	33	26
7.95% 9/1/16	43	37
8.07% 1/2/15	1,320	396
8.304% 9/1/10	343	254
NWA Trust 10.23% 6/21/14	248	214
		15,872
Building Products 0.2%
ACIH, Inc. 0% 12/15/12 (d)(f)	300	212
Jacuzzi Brands, Inc. 9.625% 7/1/10	430	457
Maax Holdings, Inc. 0% 12/15/12 (d)	4,470	1,609
NTK Holdings, Inc. 0% 3/1/14 (d)	6,135	3,834
		6,112
Commercial Services & Supplies – 0.3%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	160	151
Allied Security Escrow Corp. 11.375% 7/15/11	2,255	2,165
Allied Waste North America, Inc. 6.5% 11/15/10	830	815
Browning-Ferris Industries, Inc.:
7.4% 9/15/35	1,640	1,451
9.25% 5/1/21	680	687
FTI Consulting, Inc. 7.625% 6/15/13 (f)	720	744
Mac-Gray Corp. 7.625% 8/15/15	680	689
R.H. Donnelley Finance Corp. I 10.875% 12/15/12 (f)	550	618
Williams Scotsman, Inc. 8.5% 10/1/15	2,850	2,950
		10,270
Construction & Engineering – 0.0%
Blount, Inc. 8.875% 8/1/12	1,250	1,322

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

INDUSTRIALS – continued
Electrical Equipment – 0.3%
FIMEP SA 10.5% 2/15/13	$2,885	$3,267
General Cable Corp. 9.5% 11/15/10	3,055	3,238
Polypore, Inc. 0% 10/1/12 (d)	5,840	3,241
		9,746
Machinery – 0.1%
Chart Industries, Inc. 9.125% 10/15/15 (f)	1,160	1,183
Cummins, Inc.:
7.125% 3/1/28	2,250	2,250
9.5% 12/1/10 (g)	320	344
Navistar International Corp. 7.5% 6/15/11	650	616
		4,393
Marine – 0.3%
American Commercial Lines LLC/ACL Finance Corp.
9.5% 2/15/15	539	579
H-Lines Finance Holding Corp. 0% 4/1/13 (d)	1,424	1,182
OMI Corp. 7.625% 12/1/13	6,125	6,217
Ultrapetrol Bahamas Ltd. 9% 11/24/14	1,795	1,678
		9,656
Road & Rail 0.7%
Grupo TMM SA de CV 10.5% 8/1/07 (f)	1,628	1,645
Hertz Corp.:
8.875% 1/1/14 (f)	3,820	3,873
10.5% 1/1/16 (f)	3,910	3,993
Kansas City Southern Railway Co.:
7.5% 6/15/09	3,165	3,268
9.5% 10/1/08	1,350	1,465
TFM SA de CV:
9.375% 5/1/12 (f)	7,435	8,160
yankee 10.25% 6/15/07	865	917
		23,321
Trading Companies & Distributors – 0.3%
Ahern Rentals, Inc. 9.25% 8/15/13 (f)	550	576
Ashtead Holdings PLC 8.625% 8/1/15 (f)	1,190	1,244
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (f)	6,840	7,182
		9,002

TOTAL INDUSTRIALS		97,196

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

INFORMATION TECHNOLOGY – 2.9%
Communications Equipment – 0.4%
L-3 Communications Corp. 6.375% 10/15/15 (f)	$3,840	$3,840
Lucent Technologies, Inc.:
6.45% 3/15/29	12,535	10,686
6.5% 1/15/28	2,260	1,907
		16,433
Electronic Equipment & Instruments – 0.3%
Altra Industrial Motion, Inc. 9% 12/1/11 (f)	970	941
Celestica, Inc. 7.875% 7/1/11	9,010	9,055
		9,996
IT Services – 0.8%
Iron Mountain, Inc.:
6.625% 1/1/16	10,955	10,188
7.75% 1/15/15	1,330	1,337
8.25% 7/1/11	535	540
8.625% 4/1/13	2,900	3,016
SunGard Data Systems, Inc.:
8.5248% 8/15/13 (f)(g)	2,830	2,918
9.125% 8/15/13 (f)	5,280	5,458
10.25% 8/15/15 (f)	3,625	3,593
		27,050
Office Electronics – 0.8%
Xerox Capital Trust I 8% 2/1/27	4,585	4,711
Xerox Corp.:
6.875% 8/15/11	3,240	3,341
7.125% 6/15/10	3,720	3,860
7.2% 4/1/16	3,345	3,496
7.625% 6/15/13	12,425	13,139
		28,547
Semiconductors & Semiconductor Equipment – 0.6%
Avago Technologies Finance Ltd.:
9.91% 6/1/13 (f)(g)	4,560	4,651
11.875% 12/1/15 (f)	2,295	2,312
Freescale Semiconductor, Inc. 7.125% 7/15/14	5,740	6,070
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co.:
6.875% 12/15/11	1,865	1,828
7.7413% 12/15/11 (g)	670	678

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
New ASAT Finance Ltd. 9.25% 2/1/11	$2,100	$1,523
Viasystems, Inc. 10.5% 1/15/11	4,065	3,821
		20,883

TOTAL INFORMATION TECHNOLOGY		102,909

MATERIALS 2.9%
Chemicals – 1.0%
America Rock Salt Co. LLC 9.5% 3/15/14	3,940	3,979
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	8,045	8,990
Braskem SA 11.75% 1/22/14 (f)	1,000	1,235
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (d)	1,380	1,002
Series B, 0% 10/1/14 (d)	12,655	9,175
Huntsman ICI Chemicals LLC 10.125% 7/1/09	1,809	1,863
Huntsman LLC:
11.4% 7/15/11 (g)	630	668
11.625% 10/15/10	466	531
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (d)	6,095	4,815
Lyondell Chemical Co. 11.125% 7/15/12	930	1,042
Phibro Animal Health Corp. 13% 12/1/07 unit	1,575	1,622
		34,922
Construction Materials 0.0%
Texas Industries, Inc. 7.25% 7/15/13 (f)	630	650
Containers & Packaging – 0.5%
AEP Industries, Inc. 7.875% 3/15/13	640	624
BWAY Corp. 10% 10/15/10	1,175	1,232
Constar International, Inc. 11% 12/1/12	2,085	1,522
Crown Cork & Seal Finance PLC yankee 7% 12/15/06	830	842
Crown Cork & Seal, Inc.:
7.375% 12/15/26	355	322
7.5% 12/15/96	690	545
8% 4/15/23	2,980	2,846
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	895	859
7.75% 5/15/11	320	334
8.25% 5/15/13	3,390	3,500
8.75% 11/15/12	2,325	2,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

MATERIALS – continued
Containers & Packaging – continued
Owens-Brockway Glass Container, Inc.: – continued
8.875% 2/15/09		$1,170	$1,221
Sealed Air Finance 5.625% 7/19/06	EUR	250	300
Tekni-Plex, Inc. 10.875% 8/15/12 (f)		980	1,063
			17,709
Metals & Mining – 1.1%
Alrosa Finance SA (Reg. S) 8.875% 11/17/14		1,060	1,219
Compass Minerals International, Inc.:
0% 12/15/12 (d)		1,330	1,204
0% 6/1/13 (d)		2,260	1,955
CSN Islands VIII Corp. 9.75% 12/16/13 (f)		2,500	2,775
CSN Islands X Corp. (Reg. S) 9.5% 7/14/49		2,415	2,518
Edgen Acquisition Corp. 9.875% 2/1/11		1,340	1,300
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14		4,200	4,200
10.125% 2/1/10		2,400	2,622
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11		1,335	1,472
Gerdau SA 8.875% (f)		2,590	2,681
International Steel Group, Inc. 6.5% 4/15/14		4,720	4,720
Ispat Inland ULC 9.75% 4/1/14		932	1,053
Norilsk Nickel Finance Luxembourg SA 7.125%
9/30/09		6,300	6,434
Steel Dynamics, Inc.:
9.5% 3/15/09		2,155	2,268
			36,421
Paper & Forest Products 0.3%
Georgia-Pacific Corp.:
7.375% 12/1/25		2,095	1,878
8% 1/15/24		4,215	4,015
8.875% 5/15/31		1,095	1,095
Millar Western Forest Products Ltd. 7.75% 11/15/13		1,835	1,367

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

MATERIALS – continued
Paper & Forest Products – continued
NewPage Corp.:
10.5% 5/1/12 (g)		$1,770	$1,743
12% 5/1/13		1,930	1,766
			11,864

TOTAL MATERIALS			101,566

TELECOMMUNICATION SERVICES – 6.4%
Diversified Telecommunication Services – 3.1%
AT&T Corp. 7.75% 11/21/06 (g)	EUR	1,250	1,515
Deutsche Telekom International Finance BV 6.25%
12/9/10	GBP	250	454
Empresa Brasileira de Telecomm SA 11% 12/15/08		4,681	5,311
Eschelon Operating Co. 8.375% 3/15/10		876	810
MCI, Inc.:
7.688% 5/1/09		102	105
8.735% 5/1/14 (g)		4,435	4,906
Mobifon Holdings BV 12.5% 7/31/10		7,225	8,363
New Skies Satellites BV:
9.125% 11/1/12		3,145	3,357
9.5725% 11/1/11 (g)		750	780
NTL Cable PLC 8.75% 4/15/14		11,865	12,458
PanAmSat Holding Corp. 0% 11/1/14 (d)		2,705	1,890
Qwest Corp.:
7.7413% 6/15/13 (f)(g)		6,970	7,458
7.875% 9/1/11		2,980	3,204
8.875% 3/15/12		25,740	29,022
Telecom Egypt SAE:
10.7% 2/4/10 (g)	EGP	3,565	641
10.95% 2/4/10	EGP	3,565	647
Telefonica de Argentina SA 9.125% 11/7/10		2,532	2,627
Telefonica del Peru SA 8% 4/11/16 (f)	PEN	9,062	2,609
Telenet Group Holding NV 0% 6/15/14 (d)(f)		10,537	8,561
U.S. West Communications:
6.875% 9/15/33		5,398	5,020
7.125% 11/15/43		220	200
7.2% 11/10/26		3,115	2,990
7.25% 9/15/25		1,780	1,780
7.25% 10/15/35		1,300	1,250

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
U.S. West Communications: – continued
7.5% 6/15/23	$1,880	$1,861
8.875% 6/1/31	340	356
		108,175
Wireless Telecommunication Services – 3.3%
American Tower Corp. 7.125% 10/15/12	10,745	11,067
Centennial Cellular Operating Co./Centennial
Communications Corp. 10.125% 6/15/13	7,015	7,664
Centennial Communications Corp. 10.25%
1/1/13 (f)(g)	3,050	3,050
Centennial Communications Corp./Centennial Cellular
Operating Co. LLC/Centennial Puerto Rico
Operations Corp. 8.125% 2/1/14	2,460	2,497
Digicel Ltd. 9.25% 9/1/12 (f)	1,880	1,936
Globe Telecom, Inc. 9.75% 4/15/12	1,230	1,345
Inmarsat Finance II PLC 0% 11/15/12 (d)	15,275	12,716
Inmarsat Finance PLC 7.625% 6/30/12	414	427
Intelsat Ltd.:
6.5% 11/1/13	6,705	4,987
7.625% 4/15/12	12,405	9,955
8.695% 1/15/12 (f)(g)	4,860	4,945
Millicom International Cellular SA 10% 12/1/13	5,695	5,866
Mobile Telesystems Finance SA:
8% 1/28/12 (f)	8,240	8,430
8.375% 10/14/10 (f)	8,370	8,772
Nextel Communications, Inc.:
5.95% 3/15/14	1,150	1,149
6.875% 10/31/13	6,365	6,620
7.375% 8/1/15	15,530	16,455
Rogers Communications, Inc. 7.6163% 12/15/10 (g) .	1,740	1,797
Telecom Personal SA 9.25% 12/22/10 (f)	2,595	2,601
UbiquiTel Operating Co. 9.875% 3/1/11	1,705	1,888
		114,167

TOTAL TELECOMMUNICATION SERVICES		222,342

UTILITIES – 1.7%
Electric Utilities – 0.3%
AES Gener SA 7.5% 3/25/14	3,410	3,461

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

UTILITIES – continued
Electric Utilities – continued
Chivor SA E.S.P. 9.75% 12/30/14 (f)	$3,255	$3,515
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc.
7.375% 9/1/10	1,170	1,196
Texas Genco LLC/Texas Genco Financing Corp. 6.875%
12/15/14 (f)	1,270	1,375
		9,547
Gas Utilities 1.1%
Colorado Interstate Gas Co. 6.8% 11/15/15 (f)	5,320	5,480
Northwest Pipeline Corp.:
6.625% 12/1/07	285	291
8.125% 3/1/10	400	428
Southern Natural Gas Co.:
7.35% 2/15/31	7,350	7,589
8% 3/1/32	4,170	4,618
8.875% 3/15/10	2,600	2,785
Tennessee Gas Pipeline Co.:
7% 10/15/28	550	535
7.5% 4/1/17	7,600	8,094
7.625% 4/1/37	1,035	1,061
8.375% 6/15/32	1,155	1,317
Transcontinental Gas Pipe Line Corp.:
7% 8/15/11	330	346
8.875% 7/15/12	1,455	1,670
Transportadora de Gas del Sur SA (Reg. S) 6.5%
12/15/10 (e)	2,529	2,434
		36,648
Independent Power Producers & Energy Traders – 0.2%
Enron Corp.:
6.4% 7/15/06 (c)	545	196
6.625% 11/15/05 (c)	2,200	792
6.725% 11/17/08 (c)(g)	684	246
6.75% 8/1/09 (c)	550	198
6.875% 10/15/07 (c)	1,330	479
6.95% 7/15/28 (c)	1,204	433
7.125% 5/15/07 (c)	235	85
7.375% 5/15/19 (c)	1,400	508
7.875% 6/15/03 (c)	235	85
8.375% 5/23/05 (c)	2,500	888

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

UTILITIES – continued
Independent Power Producers & Energy Traders – continued
Enron Corp.: – continued
9.125% 4/1/03 (c)		$50	$18
9.875% 6/15/03 (c)		220	79
Mirant North America LLC / Mirant North America
Finance Corp. 7.375% 12/31/13 (f)		2,160	2,176
Tenaska Alabama Partners LP 7% 6/30/21 (f)		1,171	1,177
			7,360
Multi-Utilities – 0.1%
Aquila, Inc. 14.875% 7/1/12		1,615	2,160
TECO Energy, Inc. 6.75% 5/1/15		1,020	1,061
Utilicorp United, Inc. 9.95% 2/1/11 (g)		780	858
Veolia Environnement 4.375% 12/11/20	EUR	1,000	1,177
			5,256

TOTAL UTILITIES			58,811

TOTAL NONCONVERTIBLE BONDS			1,258,061

TOTAL CORPORATE BONDS
(Cost $1,248,953)			1,264,145

U.S. Government and Government Agency Obligations 24.4%

U.S. Government Agency Obligations 8.1%
Fannie Mae:
3.25% 1/15/08		9,330	9,064
3.25% 2/15/09		6,040	5,785
3.875% 5/15/07		7,835	7,743
4.5% 10/15/08		1,250	1,243
4.625% 1/15/08		13,254	13,225
4.625% 10/15/13		248	245
4.625% 10/15/14		13,000	12,847
4.75% 12/15/10		68,000	68,001
6% 5/15/11		7,675	8,117
6.125% 3/15/12		900	963
6.25% 2/1/11		380	401
6.375% 6/15/09		16,590	17,429

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
U.S. Government Agency Obligations continued
Federal Home Loan Bank:
2.25% 5/15/06	$16,150	$16,012
3.75% 9/28/06	1,825	1,813
3.8% 12/22/06	450	446
5.8% 9/2/08	1,680	1,722
Freddie Mac:
2.75% 8/15/06	350	346
2.875% 12/15/06	2,810	2,761
3.55% 11/15/07	31,811	31,127
4% 8/17/07	521	515
4.125% 4/2/07	3,824	3,794
4.125% 10/18/10	32,000	31,121
4.25% 7/15/09	6,995	6,885
4.875% 11/15/13	5,480	5,506
7% 3/15/10	24,053	26,110
Government Loan Trusts (assets of Trust guaranteed by
U.S. Government through Agency for International
Development) Series 1-B, 8.5% 4/1/06	18	19
Israeli State (guaranteed by U.S. Government through
Agency for International Development) 5.5% 9/18/23	4,750	5,116
Private Export Funding Corp.:
secured 5.685% 5/15/12	1,285	1,345
4.974% 8/15/13	1,515	1,527
Small Business Administration guaranteed development
participation certificates Series 2003 P10B, 5.136%
8/10/13	1,661	1,669

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		282,897
U.S. Treasury Inflation Protected Obligations 2.5%
U.S. Treasury Inflation-Indexed Bonds 3.625% 4/15/28	13,522	17,463
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	22,606	21,497
1.875% 7/15/13	24,825	24,489
2% 1/15/14	22,315	22,191

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		85,640
U.S. Treasury Obligations – 13.8%
U.S. Treasury Bonds 6.125% 8/15/29	68,250	83,134
U.S. Treasury Notes:
2.75% 7/31/06	52,000	51,510
3.375% 2/28/07	16,021	15,826
See accompanying notes which are an integral part of the financial statements.

Annual Report 32

U.S. Government and Government Agency Obligations continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
U.S. Treasury Obligations continued
U.S. Treasury Notes: – continued
3.375% 9/15/09	$33,224	$32,114
3.625% 4/30/07	17,949	17,761
3.75% 5/15/08	90,200	88,910
3.875% 7/31/07	43,101	42,751
4% 8/31/07	542	538
4% 3/15/10	9,500	9,364
4.25% 11/15/13	7,930	7,854
4.25% 8/15/14	67,500	66,762
4.25% 11/15/14	24,420	24,136
4.75% 5/15/14	38,000	38,925

TOTAL U.S. TREASURY OBLIGATIONS		479,585

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $851,451)		848,122

U.S. Government Agency Mortgage Securities 2.2%

Fannie Mae – 2.2%
4% 5/1/19	36	34
4.5% 12/1/18 to 11/1/20	19,287	18,784
5% 3/1/18 to 11/1/35	24,634	23,964
5.5% 5/1/11 to 11/1/35	32,471	32,547
6% 8/1/13 to 1/1/26	117	120
6.5% 6/1/24 to 3/1/35	2,026	2,083
7% 9/1/25	5	5
7.5% 1/1/28	87	91

TOTAL FANNIE MAE		77,628
Freddie Mac – 0.0%
8.5% 3/1/20	25	27
Government National Mortgage Association 0.0%
6% 1/15/09 to 5/15/09	65	66
6.5% 4/15/26 to 5/15/26	56	59
7% 9/15/25 to 8/15/31	167	175

See accompanying notes which are an integral part of the financial statements.

33		Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Government National Mortgage Association continued
7.5% 2/15/22 to 8/15/28		$249	$263
8% 9/15/26 to 12/15/26		34	37

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			600

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $78,938)			78,255

Asset Backed Securities 0.3%

Arran Master Trust Series 2005-B Class A3, 4.726%
12/15/12 (g)	GBP	450	775
Driver One GmbH Series 1 Class B, 2.647%
5/21/10 (g)	EUR	600	710
Greene King Finance PLC Series A1, 4.8713%
6/15/31 (g)	GBP	1,000	1,722
Lambda Finance BV Series 2005-1X Class C1,
5.2492% 11/15/29 (g)	GBP	500	861
MBNA Credit Card Master Note Trust Series 2003-B4,
5.45% 9/17/13	GBP	1,500	2,669
Punch Taverns Finance PLC 4.9% 4/15/09 (g)	GBP	718	1,236
Sedna Finance Corp.:
3.11% 12/23/08 (g)	EUR	500	592
3.206% 3/15/10 (g)	EUR	1,150	1,367
Unique Public Finance Co. PLC Series A4, 5.659%
6/30/27	GBP	60	112
Whinstone Capital Management Ltd. Series 1X Class
B2, 3.196% 10/25/44 (g)	EUR	500	592
TOTAL ASSET BACKED SECURITIES
(Cost $11,194)			10,636

Collateralized Mortgage Obligations 0.6%

Private Sponsor 0.1%
Granite Mortgages PLC 2.558% 1/20/43 (g)	EUR	400	475
Holmes Financing No. 8 PLC floater Series 3 Class C,
3.035% 7/15/40 (g)	EUR	500	596

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Collateralized Mortgage Obligations continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Private Sponsor continued
Mortgages PLC Series 6 Class A1, 4.7269%
1/31/27 (g)	GBP	743	$1,280
Permanent Financing No. 1 PLC 5.1% 6/10/09 (g)	EUR	400	487

TOTAL PRIVATE SPONSOR			2,838
U.S. Government Agency 0.5%
Fannie Mae guaranteed REMIC pass thru certificates
floater Series 2005-45 Class XA, 4.7188%
6/25/35 (g)		9,135	9,146
Freddie Mac Multi-class participation certificates
guaranteed planned amortization class Series 3013
Class AF, 4.6194% 5/15/35 (g)		10,264	10,239

TOTAL U.S. GOVERNMENT AGENCY			19,385

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $22,429)			22,223

Commercial Mortgage Securities 0.2%

Immeo Residential Finance PLC Series 1 Class D,
2.982% 3/15/13 (g)	EUR	436	517
Opera Finance PLC 4.8569% 7/31/13 (g)	GBP	1,000	1,714
Real Estate Capital Foundation Ltd. Series 3 Class A,
4.78% 7/15/16 (g)	GBP	2,000	3,420
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $5,973)			5,651

Foreign Government and Government Agency Obligations 21.1%

Arab Republic 8.8773% to 9.7504% 1/31/06 to
9/26/06	EGP	16,095	2,724
Argentine Republic:
discount (with partial capitalization through
12/31/13) 8.28% 12/31/33		4,487	3,769
Inflation-Indexed:
discount (with partial capitalization through
12/31/13) 5.83% 12/31/33	ARS	4,145	1,364
par 0.63% 12/31/38 (g)	ARS	1,784	247
par 1.33% 12/31/38 (g)		8,505	2,807
4.005% 8/3/12 (g)		21,930	16,801
Gross Domestic Product Linked Security 12/15/35 (h)		19,980,519	1,049

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments continued

Foreign Government and Government Agency Obligations
continued
			Principal Amount	Value (Note 1)
			(000s)(l)	(000s)
Austrian Republic 5% 12/20/24 (f)		CAD	2,000	$1,841
Banco Central del Uruguay:
Brady par A 6.75% 2/19/21			1,000	993
value recovery A rights 1/2/21 (j)			1,000,000	0
value recovery B rights 1/2/21 (j)			750,000	0
Brazilian Federative Republic:
Brady:
debt conversion bond 5.25% 4/15/12 (g)			8,794	8,684
new money bond L, 5.25% 4/15/09 (Bearer) (g)			655	651
par Z L 6% 4/15/24			2,260	2,181
FLIRB L 5.1875% 4/15/09 (Reg.) (g)			1,607	1,591
6% 9/15/13			2,267	2,207
8% 1/15/18			8,191	8,822
10.5% 7/14/14			4,255	5,212
11% 1/11/12			1,985	2,422
11% 8/17/40			19,520	25,181
12.25% 3/6/30			6,255	9,023
12.75% 1/15/20			3,705	5,335
14.5% 10/15/09			2,170	2,788
Canadian Government:
3% 6/1/06		CAD	16,750	14,372
5.25% 6/1/12		CAD	34,950	32,294
5.5% 6/1/09		CAD	5,500	4,972
5.75% 6/1/29		CAD	5,750	6,177
Central Bank of Nigeria:
Brady 6.25% 11/15/20			2,500	2,500
promissory note 5.092% 1/5/10			3,819	3,739
warrants 11/15/20 (j)			2,750	179
Colombian Republic:
10.75% 1/15/13			2,745	3,411
11.75% 2/25/20			3,145	4,387
12% 10/22/15		COP	4,721,000	2,441
Danish Kingdom 3.125% 10/15/10		EUR	3,000	3,562
Dominican Republic:
Brady 4.8738% 8/30/09 (g)			2,483	2,440
5.3925% 8/30/24 (g)			10,823	9,957
9.04% 1/23/18 (f)			460	483
9.5% 9/27/11			1,336	1,411
Ecuador Republic:
9% 8/15/30 (Reg. S) (e)			3,420	3,112
9.375% 12/15/15 (f)			3,050	2,844
12% 11/15/12 (Reg. S)			1,851	1,870
See accompanying notes which are an integral part of the financial statements.

Annual Report	36

Foreign Government and Government Agency Obligations
continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Ecuador Republic: – continued
euro par 5% 2/28/25		$945	$685
Finnish Government 2.75% 9/15/10	EUR	1,000	1,168
French Government:
4% 4/25/55	EUR	750	967
4.75% 4/25/35	EUR	5,000	7,124
German Federal Republic:
2.75% 12/14/07	EUR	14,200	16,774
3.25% 7/4/15	EUR	5,197	6,131
3.5% 1/4/16	EUR	22,800	27,397
4.25% 1/4/14	EUR	57,800	73,285
5% 1/4/12	EUR	12,400	16,155
5% 7/4/12	EUR	2,670	3,498
Indonesian Republic:
7.25% 4/20/15 (f)		2,850	2,925
7.25% 4/20/15		2,685	2,755
Japan Government:
Inflation-Indexed:
0.5% 6/10/15	JPY	1,310,400	10,740
0.8% 9/10/15	JPY	351,400	2,989
1.1% 6/10/14	JPY	804,000	7,036
0.2% 7/20/06	JPY	1,330,000	11,291
1.5% 3/20/14	JPY	2,265,000	19,473
2.4% 12/20/34	JPY	750,000	6,496
Lebanese Republic:
7.83% 11/30/09 (f)(g)		1,840	1,914
7.83% 11/30/09 (g)		2,865	2,980
Pakistan International Sukuk Co. Ltd. 6.0813%
1/27/10 (g)		1,185	1,197
Panamanian Republic Brady discount 4.6875%
7/17/26 (g)		1,425	1,370
Peruvian Republic:
4.6875% 3/7/27 (g)		760	699
3% 3/7/27 (e)		900	644
7.35% 7/21/25		5,205	5,127
9.875% 2/6/15		1,315	1,578
Philippine Republic:
Brady principal collateralized interest reduction bond
6.5% 12/1/17		7,470	7,470
5.3925% 12/1/09 (g)		403	396
8.375% 2/15/11		11,645	12,533
9% 2/15/13		7,180	7,934

See accompanying notes which are an integral part of the financial statements.

37			Annual Report

Investments continued

Foreign Government and Government Agency Obligations
continued
			Principal Amount	Value (Note 1)
			(000s)(l)	(000s)
Philippine Republic: – continued
9.875% 1/15/19			$2,625	$3,124
10.625% 3/16/25			3,520	4,488
Republic of Serbia 3.75% 11/1/24 (e)(f)			615	547
Russian Federation:
5% 3/31/30 (e)(f)			3,900	4,397
5% 3/31/30 (Reg. S) (e)			24,595	27,731
11% 7/24/18 (Reg. S)			3,590	5,313
12.75% 6/24/28 (Reg. S)			4,630	8,496
euro 10% 6/26/07			8,405	8,993
Spanish Kingdom 4.25% 10/31/07		EUR	13,750	16,685
State of Qatar 9.75% 6/15/30 (Reg. S)			3,290	5,017
Turkish Republic:
11.75% 6/15/10			7,015	8,593
11.875% 1/15/30			9,965	15,321
13.7493% to 20.5644% 7/5/06 to 6/27/07		TRY	11,705	7,745
Ukraine Government 7.3431% 8/5/09 (g)			8,780	9,472
United Kingdom, Great Britain & Northern Ireland:
4.75% 9/7/15		GBP	5,450	9,868
5% 3/7/25		GBP	65	126
5.75% 12/7/09		GBP	3,000	5,454
6% 12/7/28		GBP	4,885	10,886
8% 6/7/21		GBP	10,643	26,408
United Mexican States:
4.625% 10/8/08			3,665	3,619
7.5% 4/8/33			7,535	8,921
8.06% 6/8/06		MXN	14,425	1,311
8.3% 8/15/31			9,710	12,477
11.5% 5/15/26			5,655	9,250
Uruguay Republic:
7.25% 2/15/11			1,205	1,226
9.25% 5/17/17			1,055	1,195
Venezuelan Republic:
Discount A, 5.2031% 3/31/20 (g)			1,760	1,756
oil recovery rights 4/15/20 (j)			3,260	95
5.1938% 4/20/11 (g)			5,250	5,145
5.375% 8/7/10			3,760	3,600
9.25% 9/15/27			7,640	9,073
10.75% 9/19/13			6,885	8,500
13.625% 8/15/18			3,405	4,954
euro Brady:
par W-A 6.75% 3/31/20			8,855	8,877
See accompanying notes which are an integral part of the financial statements.

Annual Report	38

Foreign Government and Government Agency Obligations
continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Venezuelan Republic: – continued
euro Brady: – continued
par W-B 6.75% 3/31/20	$4,570	$4,581
Vietnamese Socialist Republic Brady par 3.75%
3/12/28 (e)	3,985	3,188
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $691,735)		733,006

Common Stocks 1.0%
	Shares

CONSUMER DISCRETIONARY – 0.5%
Auto Components 0.0%
Intermet Corp. (k)	113,858	1,306
Diversified Consumer Services – 0.1%
Coinmach Service Corp. unit	330,000	5,148
Hotels, Restaurants & Leisure 0.1%
Centerplate, Inc. unit	165,925	2,154
Media – 0.3%
NTL, Inc. (a)	140,401	9,559
NTL, Inc. Class A warrants 1/13/11 (a)	6	0
		9,559

TOTAL CONSUMER DISCRETIONARY		18,167

HEALTH CARE – 0.0%
Health Care Providers & Services – 0.0%
Skilled Healthcare Group, Inc. (a)(k)	98	20
TELECOMMUNICATION SERVICES – 0.5%
Diversified Telecommunication Services – 0.5%
Telewest Global, Inc. (a)	693,453	16,518
Wireless Telecommunication Services – 0.0%
DigitalGlobe, Inc. (f)	895	2

TOTAL TELECOMMUNICATION SERVICES		16,520

TOTAL COMMON STOCKS
(Cost $23,923)		34,707

See accompanying notes which are an integral part of the financial statements.

39		Annual Report

Investments continued

Preferred Stocks 0.1%
	Shares	Value (Note 1)
		(000s)
Convertible Preferred Stocks 0.0%

MATERIALS 0.0%
Chemicals – 0.0%
Celanese Corp. 4.25%	6,600	$185
Nonconvertible Preferred Stocks 0.1%

CONSUMER DISCRETIONARY – 0.1%
Media – 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	1,690	1,817
Specialty Retail – 0.0%
GNC Corp. Series A, 12.00%	1,170	959

TOTAL CONSUMER DISCRETIONARY		2,776

HEALTH CARE – 0.0%
Health Care Providers & Services – 0.0%
Fresenius Medical Care Capital Trust II 7.875%	1,260	1,319
TELECOMMUNICATION SERVICES – 0.0%
Diversified Telecommunication Services – 0.0%
PTV, Inc. Series A, 10.00%	119	0

TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,095

TOTAL PREFERRED STOCKS
(Cost $4,312)		4,280

Floating Rate Loans 2.4%
	Principal Amount
	(000s)(l)

CONSUMER DISCRETIONARY – 0.6%
Auto Components 0.2%
Goodyear Tire & Rubber Co.:
Tranche 2, term loan 7.06% 4/30/10 (g)	$2,235	2,255
Tranche 3, term loan 7.81% 3/1/11 (g)	3,550	3,546
		5,801
Automobiles – 0.1%
AM General LLC:
Tranche B1, term loan 8.7379% 11/1/11 (g)	2,340	2,399
Tranche C2, term loan 13.3419% 5/2/12 (g)	1,300	1,368
		3,767

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Floating Rate Loans continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)

CONSUMER DISCRETIONARY – continued
Diversified Consumer Services – 0.0%
Coinmach Corp. Tranche B1, term loan 7.8125%
12/19/12 (g)	$200	$203
Hotels, Restaurants & Leisure 0.0%
Hilton Head Communications LP Tranche B, term loan
8.25% 3/31/08 (g)	1,800	1,733
Media – 0.0%
UPC Broadband Holding BV Tranche H2, term loan
6.8044% 9/30/12 (g)	1,050	1,059
Multiline Retail – 0.1%
Neiman Marcus Group, Inc. term loan 6.9469%
4/6/13 (g)	2,440	2,452
Specialty Retail – 0.2%
Toys ’R’ US, Inc. term loan 7.4556% 12/1/12 (g)	6,110	6,095

TOTAL CONSUMER DISCRETIONARY		21,110

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Coffeyville Resources LLC:
Credit-Linked Deposit 6.8625% 7/8/11 (g)	180	182
Tranche 2, term loan 11.3125% 7/8/13 (g)	2,020	2,065
Tranche B1, term loan 7.0625% 7/8/12 (g)	269	272
Targa Resources, Inc. / Targa Resources Finance Corp.:
Credit-Linked Deposit 6.6519% 10/31/12 (g)	540	543
term loan:
6.6366% 10/31/12 (g)	2,244	2,256
6.83% 10/31/07 (g)	1,650	1,658
		6,976

FINANCIALS – 0.3%
Diversified Financial Services – 0.2%
MGM Holdings II, Inc. Tranche B, term loan 6.78%
4/8/12 (g)	2,310	2,333
Olympus Cable Holdings LLC Tranche B, term loan
9.25% 9/30/10 (g)	5,220	5,103
		7,436

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Floating Rate Loans continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)

FINANCIALS – continued
Real Estate 0.1%
Capital Automotive (REIT) term loan 6.12%
12/16/10 (g)	$3,820	$3,830
Newkirk Master LP Tranche B, term loan 6.0827%
8/11/08 (g)	142	143
		3,973

TOTAL FINANCIALS		11,409

HEALTH CARE – 0.1%
Health Care Providers & Services – 0.1%
DaVita, Inc. Tranche B, term loan 6.4466%
10/5/12 (g)	5,123	5,187

INDUSTRIALS – 0.5%
Airlines – 0.4%
Delta Air Lines, Inc.:
Tranche B, term loan 11.01% 3/16/08 (g)	250	259
Tranche C, term loan 13.51% 3/16/08 (g)	4,010	4,140
United Air Lines, Inc. Tranche B, term loan 8.62%
3/31/06 (g)	558	560
US Airways Group, Inc.:
Tranche 1A, term loan 10.5269% 9/30/10 (g)	3,151	3,230
Tranche 2B, term loan 12.9269% 9/30/08 (g)	5,517	5,683
		13,872
Building Products 0.0%
Mueller Group, Inc. term loan 6.5392% 10/3/12 (g)	190	192
Commercial Services & Supplies – 0.0%
Allied Waste Industries, Inc.:
term loan 6.1798% 1/15/12 (g)	551	554
Tranche A, Credit-Linked Deposit 5.8638%
1/15/12 (g)	214	215
		769
Industrial Conglomerates – 0.0%
Walter Industries, Inc. term loan 6.2765% 10/3/12 (g)	200	202
Machinery – 0.0%
Chart Industries, Inc. Tranche B, term loan 6.6179%
10/17/12 (g)	117	118
Road & Rail 0.1%
Hertz Corp.:
Credit-Linked Deposit 6.75% 12/21/12 (g)	143	145

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Floating Rate Loans continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)

INDUSTRIALS – continued
Road & Rail – continued
Hertz Corp.: – continued
Tranche B, term loan 8.5% 12/21/12 (g)	$979	$990
Tranche DD, term loan LIBOR + 2.5% 12/21/12 (g) .	168	168
		1,303

TOTAL INDUSTRIALS		16,456

INFORMATION TECHNOLOGY – 0.5%
IT Services – 0.3%
SunGard Data Systems, Inc. Tranche B, term loan
6.81% 2/10/13 (g)	10,857	10,925
Semiconductors & Semiconductor Equipment – 0.0%
Avago Technologies Finance Ltd. term loan 6.8213%
12/5/12 (g)	370	371
Software 0.2%
Infor Global Solutions AG:
Tranche 1, term loan 7.8014% 4/18/11 (g)	2,304	2,304
Tranche 2, term loan 11.8009% 4/18/12 (g)	2,160	2,182
		4,486

TOTAL INFORMATION TECHNOLOGY		15,782

TELECOMMUNICATION SERVICES – 0.2%
Diversified Telecommunication Services – 0.2%
Wind Telecomunicazioni Spa:
Tranche 2, term loan 10.62% 3/21/15 (g)	2,840	2,947
Tranche B, term loan 7.12% 9/21/13 (g)	1,420	1,416
Tranche C, term loan 7.62% 9/21/14 (g)	1,420	1,416
		5,779

TOTAL FLOATING RATE LOANS
(Cost $81,443)		82,699

Sovereign Loan Participations 0.1%

Indonesian Republic loan participation:
– Barclays Bank 5.0625% 3/28/13 (g)	200	189
– Citibank 5.0625% 3/28/13 (g)	702	664
– Credit Suisse First Boston 5.0625% 3/28/13 (g)	3,152	2,979

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Investments continued

Sovereign Loan Participations continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Indonesian Republic loan participation: – continued
– Deutsche Bank:
0.975% 3/28/13 (g)	JPY	86,456	$665
5.0625% 3/28/13 (g)		902	852
TOTAL SOVEREIGN LOAN PARTICIPATIONS
(Cost $5,116)			5,349
Fixed Income Funds 2.4%
		Shares
Fidelity Floating Rate Central Investment Portfolio (i)
(Cost $82,239)		820,098	82,231
Money Market Funds 7.8%
Fidelity Cash Central Fund, 4.28% (b)
(Cost $271,015)		271,015,020	271,015
TOTAL INVESTMENT PORTFOLIO 99.0%
(Cost $3,378,721)			3,442,319

NET OTHER ASSETS – 1.0%			34,080
NET ASSETS 100%			$3,476,399

Currency Abbreviations
ARS	—	Argentine peso
BRL	—	Brazilian real
CAD	—	Canadian dollar
COP	—	Colombian peso
EGP	—	Egyptian pound
EUR	—	European Monetary Unit
GBP	—	British pound
JPY	—	Japanese yen
MXN	—	Mexican peso
PEN	—	Peruvian new sol
TRY	—	New Turkish Lira

Security Type Abbreviations
FLIRB	—	Front Loaded Interest
Reduction Bonds

See accompanying notes which are an integral part of the financial statements.

Annual Report 44

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Non-income producing – Issuer is in
default.

(d) Debt obligation initially issued in zero
coupon form which converts to coupon
form at a specified rate and date. The
rate shown is the rate at period end.

(e) Debt obligation initially issued at one
coupon which converts to a higher
coupon at a specified date. The rate
shown is the rate at period end.

(f) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $271,528,000
or 7.8% of net assets.

(g) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(h) Security is linked to Argentine Republic
Gross Domestic Product (GDP). Security
does not pay principal over life of
security or at expiration. Payments are
based on growth of Argentine GDP,
subject to certain conditions.

(i) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. A complete unaudited list of
holdings for each fixed-income central
fund, as of the investing fund’s report
date, is available upon request or at
advisor.fidelity.com. The reports are
located just after the fund’s financial
statements and quarterly reports but are
not part of the financial statements or
quarterly reports. In addition, the
fixed-income central fund’s financial
statements, which are not covered by the
investing fund’s Report of Independent
Registered Public Accounting Firm, are
available on the EDGAR Database on
the SEC’s web site, www.sec.gov, or
upon request.

(j) Quantity represents share amount.

(k) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $1,326,000
or 0.0% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Intermet Corp.	11/9/05	$2,153
Skilled Healthcare	8/19/03 -
Group, Inc.	1/22/04	$0

(l) Principal amount is stated in United States dollars unless otherwise noted.

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(amounts in thousands)
Fidelity Cash Central Fund	$8,928
Fidelity Floating Rate Central Investment Portfolio	2,454
Total	$11,382

Additional information regarding the fund’s purchases and sales, including the ownership percentage, of the following fixed income Central Funds during the period is as follows:

	Value,
Fund	beginning of		Sales	Value, end of	% ownership,
(amounts in thousands)	period	Purchases	Proceeds	period	end of period
Fidelity Floating Rate
Central Investment
Portfolio	$11,500	$70,739	$—	$82,231	12.5%

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	68.0%
Germany	4.8%
United Kingdom	3.5%
Brazil	2.8%
Canada	2.7%
Japan	2.0%
Mexico	1.8%
Russia	1.6%
Luxembourg	1.4%
Venezuela	1.3%
Argentina	1.3%
Philippines	1.0%
Others (individually less than 1%) .	7.8%
100.0%

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity’s fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report 46

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		December 31, 2005

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $3,025,467)	$3,089,073
Affiliated Central Funds (cost $353,254)	353,246
Total Investments (cost $3,378,721)		$3,442,319
Cash		4,067
Receivable for investments sold		4,386
Receivable for fund shares sold		8,302
Dividends receivable		45
Interest receivable		46,894
Prepaid expenses		15
Receivable from investment adviser for expense
reductions		8
Other affiliated receivables		1
Total assets		3,506,037

Liabilities
Payable for investments purchased	$8,558
Payable for fund shares redeemed	13,451
Distributions payable	2,971
Accrued management fee	1,641
Distribution fees payable	1,075
Other affiliated payables	589
Other payables and accrued expenses	1,353
Total liabilities		29,638

Net Assets		$3,476,399
Net Assets consist of:
Paid in capital		$3,412,789
Undistributed net investment income		1,435
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(1,266)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		63,441
Net Assets		$3,476,399

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	December 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($647,015 ÷ 56,055 shares)	$11.54
Maximum offering price per share (100/95.25 of $11.54)	$12.12
Class T:
Net Asset Value and redemption price per share
($1,427,321 ÷ 123,685 shares)	$11.54
Maximum offering price per share (100/96.50 of $11.54)	$11.96
Class B:
Net Asset Value and offering price per share ($341,985
÷ 29,566 shares)A	$11.57
Class C:
Net Asset Value and offering price per share ($539,794
÷ 46,827 shares)A	$11.53
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($520,284 ÷ 44,725 shares)	$11.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 48

Statement of Operations
Amounts in thousands	Year ended December 31, 2005

Investment Income
Dividends		$1,158
Interest		159,835
Income from affiliated Central Funds		11,382
Total income		172,375

Expenses
Management fee	$16,716
Transfer agent fees	5,187
Distribution fees	11,378
Accounting fees and expenses	991
Independent trustees’ compensation	13
Custodian fees and expenses	294
Registration fees	444
Audit	70
Legal	47
Miscellaneous	200
Total expenses before reductions	35,340
Expense reductions	(134)	35,206

Net investment income		137,169
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,066
Foreign currency transactions	(1,146)
Total net realized gain (loss)		7,920
Change in net unrealized appreciation (depreciation) on:
Investment securities	(65,516)
Assets and liabilities in foreign currencies	383
Total change in net unrealized appreciation
(depreciation)		(65,133)
Net gain (loss)		(57,213)
Net increase (decrease) in net assets resulting from
operations		$79,956

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		December 31,	December 31,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income		$137,169	$92,795
Net realized gain (loss)		7,920	59,820
Change in net unrealized appreciation (depreciation) .		(65,133)	22,719
Net increase (decrease) in net assets resulting
from operations		79,956	175,334
Distributions to shareholders from net investment income	.	(132,248)	(88,523)
Distributions to shareholders from net realized gain		(36,255)	(32,409)
Total distributions		(168,503)	(120,932)
Share transactions - net increase (decrease)		1,236,680	715,583
Total increase (decrease) in net assets		1,148,133	769,985

Net Assets
Beginning of period		2,328,266	1,558,281
End of period (including undistributed net investment
income of $1,435 and undistributed net investment
income of $25,324, respectively)		$3,476,399	$2,328,266

See accompanying notes which are an integral part of the financial statements.

Annual Report

50

Financial Highlights Class A

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.93	$ 11.63	$ 10.34	$ 10.11	$ 10.12
Income from Investment
Operations
Net investment incomeC	.571	.600	.617	.668	.730F
Net realized and unrealized
gain (loss)	(.255)	.445	1.321	.214	(.081)F
Total from investment operations	.316	1.045	1.938	.882	.649
Distributions from net investment
income	(.551)	(.575)	(.648)	(.652)	(.659)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.706)	(.745)	(.648)	(.652)	(.659)
Net asset value, end of period	$ 11.54	$ 11.93	$ 11.63	$ 10.34	$ 10.11
Total ReturnA,B	2.75%	9.31%	19.20%	9.09%	6.53%
Ratios to Average Net AssetsD,E
Expenses before reductions	99%	1.00%	1.01%	1.04%	1.07%
Expenses net of fee waivers, if
any	99%	1.00%	1.01%	1.04%	1.07%
Expenses net of all reductions	99%	1.00%	1.00%	1.04%	1.07%
Net investment income	4.92%	5.20%	5.58%	6.65%	7.18%F
Supplemental Data
Net assets, end of period (in
millions)	$ 647	$ 372	$ 187	$ 57	$ 33
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
F Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Financial Highlights Class T

Years ended December 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.92	$ 11.62	$ 10.33	$ 10.11		$ 10.11
Income from Investment
Operations
Net investment incomeC	.564	.593	.604	.660		.725F
Net realized and unrealized
gain (loss)	(.245)	.443	1.322	.203		(.074)F
Total from investment operations	.319	1.036	1.926	.863		.651
Distributions from net investment
income	(.544)	(.566)	(.636)	(.643)		(.651)
Distributions from net realized
gain	(.155)	(.170)	—	—		—
Total distributions	(.699)	(.736)	(.636)	(.643)		(.651)
Net asset value, end of period	$ 11.54	$ 11.92	$ 11.62	$ 10.33	$	$ 10.11
Total ReturnA,B	2.77%	9.23%	19.09%	8.89%		6.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.07%	1.11%	1.13%		1.15%
Expenses net of fee waivers, if
any	1.05%	1.07%	1.11%	1.13%		1.15%
Expenses net of all reductions	1.05%	1.07%	1.11%	1.13%		1.15%
Net investment income	4.86%	5.13%	5.47%	6.57%		7.10%F
Supplemental Data
Net assets, end of period (in
millions)	$ 1,427	$ 808	$ 515	$ 279		$ 238
Portfolio turnover rate	109%	94%	153%	111%		120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
F Effective January 21, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

52

Financial Highlights Class B

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.95	$ 11.65	$ 10.35	$ 10.12	$ 10.13
Income from Investment
Operations
Net investment incomeC	.486	.513	.533	.595	.658F
Net realized and unrealized
gain (loss)	(.249)	.441	1.330	.212	(.085)F
Total from investment operations	.237	.954	1.863	.807	.573
Distributions from net investment
income	(.462)	(.484)	(.563)	(.577)	(.583)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.617)	(.654)	(.563)	(.577)	(.583)
Net asset value, end of period	$ 11.57	$ 11.95	$ 11.65	$ 10.35	$ 10.12
Total ReturnA,B	2.06%	8.45%	18.38%	8.28%	5.74%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.78%	1.78%	1.77%	1.78%	1.81%
Expenses net of fee waivers, if
any	1.75%	1.78%	1.77%	1.78%	1.81%
Expenses net of all reductions	1.75%	1.78%	1.77%	1.78%	1.81%
Net investment income	4.16%	4.42%	4.81%	5.91%	6.44%F
Supplemental Data
Net assets, end of period (in
millions)	$ 342	$ 319	$ 287	$ 147	$ 116
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
F Effective January 21, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Financial Highlights Class C

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.91	$ 11.61	$ 10.32	$ 10.10	$ 10.11
Income from Investment
Operations
Net investment incomeC	.475	.505	.525	.585	.647F
Net realized and unrealized
gain (loss)	(.246)	.444	1.320	.204	(.082)F
Total from investment operations	.229	.949	1.845	.789	.565
Distributions from net investment
income	(.454)	(.479)	(.555)	(.569)	(.575)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.609)	(.649)	(.555)	(.569)	(.575)
Net asset value, end of period	$ 11.53	$ 11.91	$ 11.61	$ 10.32	$ 10.10
Total ReturnA,B	1.99%	8.43%	18.24%	8.10%	5.67%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.82%	1.82%	1.84%	1.87%	1.89%
Expenses net of fee waivers, if
any	1.82%	1.82%	1.84%	1.87%	1.89%
Expenses net of all reductions	1.82%	1.82%	1.84%	1.87%	1.89%
Net investment income	4.09%	4.37%	4.74%	5.83%	6.35%F
Supplemental Data
Net assets, end of period (in
millions)	$ 540	$ 405	$ 277	$ 68	$ 40
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
F Effective January 21, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

54

Financial Highlights Institutional Class

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 12.02	$ 11.71	$ 10.40	$ 10.17	$ 10.18
Income from Investment
Operations
Net investment incomeB	.599	.627	.635	.685	.725E
Net realized and unrealized
gain (loss)	(.262)	.449	1.338	.210	(.059)E
Total from investment operations	.337	1.076	1.973	.895	.666
Distributions from net investment
income	(.572)	(.596)	(.663)	(.665)	(.676)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.727)	(.766)	(.663)	(.665)	(.676)
Net asset value, end of period	$ 11.63	$ 12.02	$ 11.71	$ 10.40	$ 10.17
Total ReturnA	2.91%	9.53%	19.44%	9.17%	6.67%
Ratios to Average Net AssetsC,D
Expenses before reductions	81%	.81%	.87%	.92%	.94%
Expenses net of fee waivers, if
any	81%	.81%	.87%	.92%	.94%
Expenses net of all reductions	80%	.81%	.87%	.92%	.94%
Net investment income	5.10%	5.38%	5.71%	6.78%	7.31%E
Supplemental Data
Net assets, end of period (in
millions)	$ 520	$ 424	$ 291	$ 120	$ 42
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
E Effective January 21, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

55 Annual Report

Notes to Financial Statements

For the period ended December 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Strategic Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Annual Report

56

1. Significant Accounting Policies continued
Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distribu tions or capital gain distributions. Interest income and distributions from the Central Funds, are accrued as earned. Interest income includes coupon interest and amortiza tion of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the

57 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Investment Transactions and Income continued

collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, foreign currency transactions, certain foreign taxes, prior period premium and discount on debt securi ties, defaulted bonds, market discount, partnerships, non taxable dividends, deferred trustees compensation, financing transactions, and losses deferred due to wash sales and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$110,562
Unrealized depreciation	(44,102)
Net unrealized appreciation (depreciation) .	66,460

Cost for federal income tax purposes	$3,375,859

Annual Report

58

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued
The tax character of distributions paid was as follows:
	December 31, 2005	December 31, 2004
Ordinary Income	$148,980	$107,587
Long term Capital Gains	19,523	13,345
Total	$168,503	$120,932

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

59 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies continued

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $2,544,045 and $2,003,804, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was ..57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

60

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$768	$—
Class T	0%	.25%	2,811	131
Class B	65%	.25%	3,008	2,173
Class C	75%	.25%	4,791	1,617
			$11,378	$3,921

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and ..25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$813
Class T	248
Class B*	652
Class C*	118
$1,831

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

61 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$1,020.20
Class T	1,756.16
Class B	790.24
Class C	865.18
Institutional Class	756.16
	$5,187

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by Fidelity Management & Research Company, Inc. (FMRC), an affiliate of FMR. The Floating Rate Central Investment Portfolio seeks a high level of income by normally investing in floating rate loans and other floating rate securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP, as of the fund’s report date, is available upon request or at advisor.fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by

Annual Report

62

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class B	2.00% - 1.75%*	$108
* Expense limitation in effect at period end.

In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $26.

7. Credit Risk.

The fund’s relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obliga tions reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund’s investments and the income they generate, as well as the fund’s ability to repatriate such amounts.

63 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended December 31,	2005	2004
From net investment income
Class A	$24,357	$13,359
Class T	53,100	30,575
Class B	13,236	12,524
Class C	18,751	14,127
Institutional Class	22,804	17,938
Total	$132,248	$88,523
From net realized gain
Class A	$6,205	$5,220
Class T	13,720	11,202
Class B	4,302	4,464
Class C	6,019	5,646
Institutional Class	6,009	5,877
Total	$36,255	$32,409

Annual Report

64

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended December 31,	2005	2004	2005	2004
Class A
Shares sold	35,042	21,816	$408,757	$253,900
Reinvestment of distributions	2,123	1,282	24,731	15,021
Shares redeemed	(12,325)	(7,979)	(143,648)	(92,071)
Net increase (decrease)	24,840	15,119	$289,840	$176,850
Class T
Shares sold	73,391	39,956	$855,542	$465,339
Reinvestment of distributions	5,375	3,278	62,638	38,371
Shares redeemed	(22,830)	(19,779)	(265,605)	(229,093)
Net increase (decrease)	55,936	23,455	$652,575	$274,617
Class B
Shares sold	8,646	7,321	$100,980	$85,374
Reinvestment of distributions	1,104	1,045	12,908	12,249
Shares redeemed	(6,915)	(6,307)	(80,693)	(72,776)
Net increase (decrease)	2,835	2,059	$33,195	$24,847
Class C
Shares sold	20,463	16,778	$238,454	$195,224
Reinvestment of distributions	1,502	1,180	17,494	13,804
Shares redeemed	(9,092)	(7,887)	(105,690)	(90,740)
Net increase (decrease)	12,873	10,071	$150,258	$118,288
Institutional Class
Shares sold	15,959	15,202	$187,439	$176,823
Reinvestment of distributions	2,098	1,760	24,620	20,742
Shares redeemed	(8,622)	(6,561)	(101,247)	(76,584)
Net increase (decrease)	9,435	10,401	$110,812	$120,981

65 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Income Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts February 23, 2006

Annual Report 66

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

67 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Strategic Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

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68

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

69 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

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70

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

71 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Annual Report

72

Name, Age; Principal Occupation Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present), certain Balanced Funds (2005 present), certain Asset Allocation Funds, and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a portfolio manager in the Bond Group (1997 2004).

George Fischer (44)

Year of Election or Appointment: 2003

Vice President of Advisor Strategic Income. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and portfolio manager.

73 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Mark J. Notkin (41)

Year of Election or Appointment: 2001

Vice President of Advisor Strategic Income. Mr. Notkin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin worked as a research analyst and portfolio manager. Mr. Notkin also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Strategic Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Strategic Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Strategic Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Annual Report

74

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Strategic Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Strategic Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

75 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1994

Assistant Treasurer of Advisor Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Strategic Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

76

Distributions

The fund hereby designates as capital gain dividend with respect to the taxable year ended December 31, 2005, $14,632,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,025,378 of distributions paid during the fiscal year as qualify ing to be taxed as short term capital gain dividends for nonresident alien shareholders.

The fund designates $126,530,885 of distributions paid during the fiscal year as qualifying to be taxed as interest related dividends for nonresident alien shareholders. The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

77 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to
allow the Board of Trustees, if per-
mitted by applicable law, to authorize
fund mergers without shareholder
approval.A
	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

Annual Report 78

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

79 Annual Report

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80

81 Annual Report

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82

83 Annual Report

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84

85 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
Fidelity Investments Money Management,
Inc.
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

SI-UANN-0206 1.787727.102

Fidelity® Advisor Strategic Income Fund - Institutional Class

Annual Report December 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	46	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	55	Notes to the financial statements.
Report of Independent	65
Registered Public
Accounting Firm
Trustees and Officers	66
Distributions	76
Proxy Voting Results	77

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distribu tions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimburse ment not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended December 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	2.91%	9.41%	8.16%
$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Income Fund Institutional Class on December 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Derek Young and Christopher Sharpe, Lead Co Managers of Fidelity® Advisor Strategic Income Fund

The world’s four major bond categories had varying performance during the 12 month period ending December 31, 2005. Emerging markets bonds did the best overall. Improved local economies, the excellent showing of oil exporting countries and a number of credit upgrades contributed to the 10.73% advance of the J.P. Morgan Emerging Markets Bond Index Global the benchmark’s fourth straight double digit annual return. U.S. high yield didn’t fare as well, as the Merrill Lynch® U.S High Yield Master II Index gained only 2.74% . Intermittent weakness in the auto and air transportation industries, along with concerns about rising inflation and interest rates, subdued the asset class’s performance. U.S. government debt also struggled with interest rates and inflation, leading to a modest 2.65% return for the Lehman Brothers® Government Bond Index. Still, that was better than foreign developed markets debt. The Citigroup® Non U.S. Group of 7 Index fell 5.38% during the past year, hurt by the renewed strength of the U.S. dollar and the more compelling yields of U.S. Treasuries.

For the year ending December 31, 2005, the fund’s Institutional Class shares were up 2.91%, while the Fidelity Strategic Income Composite Index rose 2.66% and the LipperSM Multi Sector Income Funds Average returned 2.19% . The fund’s asset allocation strategy of balancing aggressive and conservative fixed income investments showed respectable results, and security selection was generally favorable across all four fixed income classes. The dollar’s strength versus major currencies, however, had a dampening effect on absolute returns. A significant contribution came from the emerging markets subportfolio, whose double digit return was led mainly by astute security selection in such areas as Mexico, Turkey and Argentina. The high yield subportfolio also outperformed, largely due to its favorable positioning in automotive industry issues. The U.S. government subportfolio finished slightly behind its benchmark, hurt somewhat by its defensive positioning in certain government agency debt issues. The foreign developed markets subportfolio, which ended in negative territory, still found value in certain sovereign debt issues in Canada and outperformed its index.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2005 to
	July 1, 2005	December 31, 2005	December 31, 2005
Class A
Actual	$1,000.00	$1,015.30	$5.03
HypotheticalA	$1,000.00	$1,020.21	$5.04
Class T
Actual	$1,000.00	$1,015.10	$5.23
HypotheticalA	$1,000.00	$1,020.01	$5.24
Class B
Actual	$1,000.00	$1,012.30	$8.88
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class C
Actual	$1,000.00	$1,012.00	$9.18
HypotheticalA	$1,000.00	$1,016.08	$9.20
Institutional Class
Actual	$1,000.00	$1,016.20	$4.01
HypotheticalA	$1,000.00	$1,021.22	$4.02

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	99%
Class T	1.03%
Class B	1.75%
Class C	1.81%
Institutional Class	79%

Annual Report

8

Investment Changes

Top Five Holdings as of December 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
U.S. Treasury Obligations	16.3	15.5
Fannie Mae	6.6	5.6
German Federal Republic	4.2	2.8
Freddie Mac	3.5	2.5
Brazilian Federative Republic	2.3	2.3
	32.9
Top Five Market Sectors as of December 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	10.9	12.0
Telecommunication Services	7.2	8.4
Financials	5.2	4.3
Energy	4.7	4.8
Information Technology	3.7	3.0

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

9 Annual Report

Investments continued

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

For an unaudited list of holdings for each fixed income central fund, visit advisor.fidelity.com.

Annual Report 10

Investments December 31, 2005
Showing Percentage of Net Assets

Corporate Bonds 36.4%
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Convertible Bonds 0.2%

CONSUMER DISCRETIONARY – 0.1%
Media – 0.1%
Liberty Media Corp. (Sprint Corp. PCS Series 1) 3.75%
2/15/30		$6,685	$3,710

INFORMATION TECHNOLOGY – 0.1%
Semiconductors & Semiconductor Equipment – 0.1%
Atmel Corp. 0% 5/23/21		4,190	2,017
ON Semiconductor Corp. 0% 4/15/24		450	357
			2,374

TOTAL CONVERTIBLE BONDS			6,084
Nonconvertible Bonds – 36.2%

CONSUMER DISCRETIONARY – 9.0%
Auto Components 0.8%
Affinia Group, Inc. 9% 11/30/14		3,475	2,693
Delco Remy International, Inc.:
9.375% 4/15/12		590	171
11% 5/1/09		695	257
Goodyear Tire & Rubber Co. 9% 7/1/15 (f)		7,880	7,782
Stoneridge, Inc. 11.5% 5/1/12		35	36
Tenneco, Inc. 8.625% 11/15/14		5,980	5,621
TRW Automotive Acquisition Corp.:
9.375% 2/15/13		3,753	4,053
11% 2/15/13		2,988	3,347
United Components, Inc. 9.375% 6/15/13		360	358
Visteon Corp. 7% 3/10/14		5,060	3,947
			28,265
Automobiles – 0.1%
Fiat Finance & Trade Ltd. 5.75% 5/25/06	EUR	1,000	1,192
Renault SA 0.3438% 4/23/07 (g)	JPY	200,000	1,690
			2,882
Diversified Consumer Services – 0.2%
Service Corp. International (SCI):
6.75% 4/1/16		2,800	2,737
7% 6/15/17 (f)		2,420	2,414
			5,151

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure 2.2%
Carrols Corp. 9% 1/15/13	$4,095	$3,982
Galaxy Entertainment Finance Co. Ltd.:
9.655% 12/15/10 (f)(g)	1,470	1,492
9.875% 12/15/12 (f)	1,110	1,127
Gaylord Entertainment Co.:
6.75% 11/15/14	9,210	9,026
8% 11/15/13	920	963
Herbst Gaming, Inc.:
7% 11/15/14	2,500	2,488
8.125% 6/1/12	835	868
ITT Corp. 7.375% 11/15/15	2,560	2,771
Kerzner International Ltd. 6.75% 10/1/15 (f)	4,250	4,123
Landry’s Seafood Restaurants, Inc. 7.5% 12/15/14	2,935	2,759
Mandalay Resort Group:
6.375% 12/15/11	4,220	4,199
6.5% 7/31/09	1,995	2,017
MGM MIRAGE:
6% 10/1/09	1,050	1,045
6.625% 7/15/15	6,210	6,194
6.75% 9/1/12	1,310	1,328
8.5% 9/15/10	435	472
Mohegan Tribal Gaming Authority 6.875% 2/15/15	2,140	2,156
Morton’s Restaurant Group, Inc. 7.5% 7/1/10	1,215	1,203
Penn National Gaming, Inc.:
6.75% 3/1/15	1,375	1,351
8.875% 3/15/10	1,105	1,157
Scientific Games Corp. 6.25% 12/15/12	660	648
Speedway Motorsports, Inc. 6.75% 6/1/13	3,495	3,543
Starwood Hotels & Resorts Worldwide, Inc.:
7.375% 5/1/07	1,480	1,510
7.875% 5/1/12	985	1,086
Station Casinos, Inc.:
6% 4/1/12	1,790	1,792
6.5% 2/1/14	1,670	1,689
Town Sports International Holdings, Inc. 0% 2/1/14 (d)	5,035	3,424
Universal City Development Partners Ltd./UCDP
Finance, Inc. 11.75% 4/1/10	2,555	2,849
Vail Resorts, Inc. 6.75% 2/15/14	5,060	5,073

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure continued
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (d)	$1,200	$816
9% 1/15/12	710	724
Waterford Gaming LLC/Waterford Gaming Finance
Corp. 8.625% 9/15/12 (f)	503	538
Wheeling Island Gaming, Inc. 10.125% 12/15/09	735	771
		75,184
Household Durables – 0.6%
D.R. Horton, Inc. 7.875% 8/15/11	170	184
Goodman Global Holdings, Inc.:
7.4913% 6/15/12 (f)(g)	680	677
7.875% 12/15/12 (f)	3,575	3,325
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	730	694
6.25% 1/15/15	1,320	1,231
7.75% 5/15/13	3,480	3,480
KB Home 8.625% 12/15/08	1,350	1,424
Kimball Hill, Inc. 10.5% 12/15/12 (f)	2,210	2,199
Meritage Homes Corp. 6.25% 3/15/15	1,790	1,620
Norcraft Holdings LP/Norcraft Capital Corp. 0%
9/1/12 (d)	1,910	1,356
Standard Pacific Corp.:
7.75% 3/15/13	750	733
9.25% 4/15/12	1,240	1,271
Technical Olympic USA, Inc.:
7.5% 1/15/15	2,610	2,166
10.375% 7/1/12	335	330
Tempur-Pedic, Inc./Tempur Production USA, Inc.
10.25% 8/15/10	1,015	1,094
		21,784
Leisure Equipment & Products – 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12	720	673
Media – 4.3%
Cablevision Systems Corp. 8% 4/15/12	14,265	13,266
CanWest Media, Inc. 8% 9/15/12	860	882
CCH I Holdings LLC/CCH I Capital Corp. 0%
5/15/14 (d)(f)	830	457
CCH I LLC / CCH I Capital Corp. 11% 10/1/15 (f)	8,148	6,763

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Media – continued
Charter Communications Holding II LLC/Charter
Communications Holdings II Capital Corp. 10.25%
9/15/10	$2,720	$2,706
Corus Entertainment, Inc. 8.75% 3/1/12	1,970	2,118
CSC Holdings, Inc.:
7% 4/15/12 (f)(g)	3,730	3,525
7.625% 4/1/11	2,580	2,567
7.625% 7/15/18	15,970	15,092
7.875% 2/15/18	11,295	10,900
EchoStar DBS Corp.:
6.375% 10/1/11	3,705	3,575
6.625% 10/1/14	9,095	8,708
9.125% 1/15/09	42	44
Globo Comunicacoes e Participacoes SA:
(Reg. S):
7.375% 10/20/11 (e)	2,520	2,507
10.25% 10/20/11 (e)	3,477	3,525
10.25% 10/20/11 (e)(f)	208	211
Haights Cross Communications, Inc. 0% 8/15/11 (d)	1,550	868
Haights Cross Operating Co. 11.75% 8/15/11	865	917
Houghton Mifflin Co.:
0% 10/15/13 (d)	7,235	5,643
8.25% 2/1/11	1,905	1,969
9.875% 2/1/13	6,890	7,278
iesy Repository GmbH 10.375% 2/15/15 (f)	2,470	2,563
Innova S. de R.L. 9.375% 9/19/13	12,290	13,673
Liberty Media Corp.:
5.7% 5/15/13	8,315	7,754
8.5% 7/15/29	5,320	5,269
Livent, Inc. yankee 9.375% 10/15/04 (c)	300	9
PanAmSat Corp.:
6.375% 1/15/08	490	490
9% 8/15/14	2,860	3,003
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (f)	3,280	3,493
10.375% 9/1/14 (f)	11,090	12,421
Sun Media Corp. Canada 7.625% 2/15/13	635	655
Susquehanna Media Co. 7.375% 4/15/13	770	820

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER DISCRETIONARY – continued
Media – continued
Vertis, Inc. 10.875% 6/15/09		$3,775	$3,728
Videotron Ltee 6.875% 1/15/14		550	554
			147,953
Multiline Retail – 0.6%
Marks & Spencer Group PLC 5.125% 11/7/06	EUR	2,000	2,407
Neiman Marcus Group, Inc.:
9% 10/15/15 (f)		8,920	9,098
10.375% 10/15/15 (f)		7,200	7,326
Pinault Printemps Redoute SA 5% 1/23/09	EUR	2,000	2,466
			21,297
Textiles, Apparel & Luxury Goods – 0.2%
AAC Group Holding Corp. 0% 10/1/12 (d)		4,545	3,306
Jostens Holding Corp. 0% 12/1/13 (d)		1,560	1,139
Levi Strauss & Co. 9.75% 1/15/15		3,880	4,006
			8,451

TOTAL CONSUMER DISCRETIONARY			311,640

CONSUMER STAPLES 0.5%
Food & Staples Retailing – 0.2%
Ahold Finance USA, Inc. 6.5% 3/14/17	GBP	1,500	2,591
J. Sainsbury PLC 5.25% 5/17/07	GBP	1,000	1,729
			4,320
Food Products 0.3%
Dean Foods Co.:
6.625% 5/15/09		90	92
6.9% 10/15/17		979	999
Doane Pet Care Co.:
10.625% 11/15/15 (f)		1,675	1,748
10.75% 3/1/10		800	872
Hines Nurseries, Inc. 10.25% 10/1/11		370	363
Michael Foods, Inc. 8% 11/15/13		420	431
National Beef Packing Co. LLC/National Beef Finance
Corp. 10.5% 8/1/11		1,290	1,335
Philipp Brothers Chemicals, Inc. 9.875% 6/1/08		1,909	1,775

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

CONSUMER STAPLES – continued
Food Products – continued
Reddy Ice Holdings, Inc. 0% 11/1/12 (d)		$3,250	$2,584
Tate & Lyle International Finance PLC 5.75% 10/6/06 .	EUR	800	965
			11,164
Household Products – 0.0%
Central Garden & Pet Co. 9.125% 2/1/13		260	276
Personal Products 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14		470	465

TOTAL CONSUMER STAPLES			16,225

ENERGY 4.3%
Energy Equipment & Services – 0.7%
CHC Helicopter Corp. 7.375% 5/1/14		6,185	6,247
Hanover Compressor Co.:
8.625% 12/15/10		490	518
9% 6/1/14		4,260	4,633
Ocean Rig Norway AS 8.375% 7/1/13 (f)		1,020	1,086
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26
(Reg. S)		6,230	7,759
Seabulk International, Inc. 9.5% 8/15/13		3,290	3,693
SESI LLC 8.875% 5/15/11		60	63
			23,999
Oil, Gas & Consumable Fuels – 3.6%
ANR Pipeline, Inc.:
7.375% 2/15/24		2,165	2,211
8.875% 3/15/10		2,520	2,700
Atlas Pipeline Partners LP / Atlas Pipeline Partners
Finance Corp. 8.125% 12/15/15 (f)		1,210	1,222
Chaparral Energy, Inc. 8.5% 12/1/15 (f)		2,530	2,587
Chesapeake Energy Corp.:
6.5% 8/15/17 (f)		3,350	3,346
7% 8/15/14		865	896
7.5% 6/15/14		850	897
El Paso Corp.:
6.375% 2/1/09 (f)		230	225
7.625% 8/16/07		1,280	1,293
7.75% 6/15/10 (f)		2,180	2,231
7.75% 10/15/35 (f)		235	233

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
El Paso Production Holding Co. 7.75% 6/1/13		$4,000	$4,120
Encore Acquisition Co. 6.25% 4/15/14		1,500	1,425
Energy Partners Ltd. 8.75% 8/1/10		3,530	3,654
EXCO Resources, Inc. 7.25% 1/15/11		570	579
Forest Oil Corp. 8% 12/15/11		480	526
Gaz Capital SA Luxembourg 7.8% 9/27/10	EUR	1,400	1,908
Gazstream SA 5.625% 7/22/13 (f)		2,550	2,537
Harvest Operations Corp. 7.875% 10/15/11		1,170	1,164
Houston Exploration Co. 7% 6/15/13		410	394
InterNorth, Inc. 9.625% 3/15/06 (c)		935	337
Markwest Energy Partners LP/ Markwest Energy
Finance Corp. 6.875% 11/1/14 (f)		2,525	2,323
Massey Energy Co.:
6.625% 11/15/10		2,850	2,907
6.875% 12/15/13 (f)		4,590	4,630
MOL Hungarian Oil & Gas 3.875% 10/5/15	EUR	700	804
OAO Gazprom 9.625% 3/1/13		650	788
Pan American Energy LLC 7.125% 10/27/09 (f)		2,475	2,503
Pemex Project Funding Master Trust:
5.5% 2/24/25 (f)	EUR	750	899
7.75% 9/28/49		8,184	8,450
8.625% 2/1/22		7,190	8,835
9.125% 10/13/10		2,095	2,404
Petrobras Energia SA 9.375% 10/30/13		2,115	2,268
Plains Exploration & Production Co. 8.75% 7/1/12		1,610	1,727
Pogo Producing Co. 6.875% 10/1/17 (f)		4,290	4,193
Range Resources Corp. 7.375% 7/15/13		2,190	2,250
Ship Finance International Ltd. 8.5% 12/15/13		7,015	6,629
Targa Resources, Inc. / Targa Resources Finance Corp.
8.5% 11/1/13 (f)		1,220	1,251
Teekay Shipping Corp. 8.875% 7/15/11		5,635	6,339
Venoco, Inc. 8.75% 12/15/11		1,470	1,492
Vintage Petroleum, Inc. 8.25% 5/1/12		1,000	1,073
Williams Co., Inc. Credit Linked Certificate Trust III
6.75% 4/15/09 (f)		1,820	1,843
Williams Companies, Inc.:
6.375% 10/1/10 (f)		4,230	4,241
7.625% 7/15/19		9,487	10,112
7.75% 6/15/31		1,235	1,315

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Williams Companies, Inc.: – continued
7.875% 9/1/21		$2,950	$3,201
8.75% 3/15/32		2,510	2,919
YPF SA:
10% 11/2/28		2,980	3,502
yankee 9.125% 2/24/09		1,095	1,191
			124,574

TOTAL ENERGY			148,573

FINANCIALS – 4.5%
Capital Markets 0.2%
Banco BPI SA 0.115% 2/12/07 (g)	JPY	100,000	844
Bank of Scotland International Australia Ltd. 3.5386%
9/7/06 (g)	CAD	1,500	1,291
E*TRADE Financial Corp. 7.375% 9/15/13 (f)		1,240	1,259
Macquarie Bank Ltd. 0.2138% 2/10/06 (g)	JPY	200,000	1,696
Merrill Lynch & Co., Inc. 0.3856% 5/28/08 (g)	JPY	200,000	1,702
UFJ Bank Ltd. 0.6906% 5/29/11 (g)	JPY	200,000	1,698
			8,490
Commercial Banks – 1.1%
Australia & New Zealand Banking Group Ltd. 3.6729%
12/29/06 (g)	CAD	1,500	1,291
Banca Popolare di Lodi Investment Trust 6.742%
6/30/49 (g)	EUR	1,700	2,170
Bank of Tokyo-Mitsubishi Ltd. 3.5% 12/16/15 (g)	EUR	1,150	1,355
BIE Bank & Trust Ltd. 16.8% 3/13/07	BRL	2,860	1,226
Commonwealth Bank of Australia 3.4957%
11/28/06 (g)	CAD	1,750	1,506
Dresdner Bank AG 10.375% 8/17/09 (f)		5,540	6,150
European Investment Bank 4% 10/15/37	EUR	2,600	3,222
Korea Development Bank (Reg.) 0.87% 6/28/10	JPY	600,000	5,034
Kyivstar GSM 7.75% 4/27/12 (Issued by Dresdner
Bank AG for Kyivstar GSM) (f)		3,585	3,639
Rabobank Nederland 3.4243% 2/23/07 (g)	CAD	250	215
Standard Chartered Bank PLC 3.625% 2/3/17 (e)	EUR	385	458
Sumitomo Mitsui Banking Corp. (Reg. S) 4.375%
10/15/49 (g)	EUR	2,000	2,399

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

FINANCIALS – continued
Commercial Banks – continued
Vimpel Communications 10% 6/16/09 (Issued by UBS
Luxembourg SA for Vimpel Communications)		$8,290	$9,053
Westpac Banking Corp. 3.2871% 1/27/06 (g)	CAD	1,500	1,290
			39,008
Consumer Finance – 1.2%
Countrywide Home Loans, Inc. 3.6686% 3/7/06 (g)	CAD	1,500	1,290
Ford Credit Europe PLC 3.492% 9/30/09 (g)	EUR	1,500	1,486
General Motors Acceptance Corp.:
6.75% 12/1/14		9,520	8,568
6.875% 9/15/11		5,190	4,736
6.875% 8/28/12		6,460	5,823
8% 11/1/31		19,175	18,600
GMAC International Finance BV 3.423% 3/1/06 (g)	EUR	1,000	1,168
			41,671
Diversified Financial Services – 0.7%
Aries Vermogensverwaltngs GmbH 9.6% 10/25/14 (f)		1,500	1,933
BAT International Finance PLC 3.02% 4/3/06 (g)	EUR	1,500	1,777
Canada Housing Trust No. 1 4.65% 9/15/09	CAD	16,600	14,582
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75%
11/15/13		955	910
Citigroup, Inc. 4.25% 2/25/30 (g)	EUR	1,500	1,766
Global Cash Access LLC/Global Cash Access Finance
Corp. 8.75% 3/15/12		2,056	2,187
Volkswagen International Finance NV 0.4013%
11/30/07 (g)	JPY	200,000	1,697
			24,852
Insurance – 0.2%
AIG SunAmerica Institutional Funding III Ltd. 5.5%
3/7/11	EUR	1,000	1,303
Brit Insurance Holdings PLC 6.625% 12/9/30 (g)	GBP	500	859
Fukoku Mutual Life Insurance Co. 4.5% 9/28/25 (g)	EUR	1,200	1,418
JPMorgan Bank Luxembourg SA 5% (g)	EUR	1,000	1,189
Old Mutual PLC 5% (g)	EUR	600	714
			5,483
Real Estate 0.7%
American Real Estate Partners/American Real Estate
Finance Corp.:
7.125% 2/15/13 (f)		3,630	3,621

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

FINANCIALS – continued
Real Estate continued
American Real Estate Partners/American Real Estate
Finance Corp.: – continued
8.125% 6/1/12		$4,955	$5,128
BF Saul REIT 7.5% 3/1/14		3,400	3,506
Crescent Real Estate Equities LP/Crescent Finance Co.
9.25% 4/15/09		3,225	3,398
Senior Housing Properties Trust:
7.875% 4/15/15		4,040	4,222
8.625% 1/15/12		4,370	4,785
			24,660
Thrifts & Mortgage Finance – 0.4%
Nationwide Building Society 0.0888% 3/3/06 (g)	JPY	200,000	1,696
Residential Capital Corp.:
6.375% 6/30/10		6,985	7,098
6.875% 6/30/15		3,885	4,128
			12,922

TOTAL FINANCIALS			157,086

HEALTH CARE – 1.2%
Biotechnology – 0.0%
Polypore, Inc. 8.75% 5/15/12		1,675	1,466
Health Care Equipment & Supplies – 0.1%
Bio-Rad Laboratories, Inc. 7.5% 8/15/13		1,770	1,859
Health Care Providers & Services – 0.9%
AmeriPath, Inc. 10.5% 4/1/13		2,805	2,973
Beverly Enterprises, Inc. 7.875% 6/15/14		5,285	5,668
Fresenius Medical Care Capital Trust IV 7.875%
6/15/11		1,000	1,065
HCA, Inc.:
5.75% 3/15/14		745	719
6.75% 7/15/13		1,685	1,734
National Nephrology Associates, Inc. 9% 11/1/11 (f) .		490	543
PacifiCare Health Systems, Inc. 10.75% 6/1/09		908	976
Psychiatric Solutions, Inc. 10.625% 6/15/13		197	224
Rural/Metro Corp. 9.875% 3/15/15 (f)		1,700	1,743
Skilled Healthcare Group, Inc. 11% 1/15/14 (f)		2,480	2,505

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

HEALTH CARE – continued
Health Care Providers & Services – continued
Team Finance LLC / Health Finance Corp. 11.25%
12/1/13 (f)		$3,040	$3,086
Triad Hospitals, Inc. 7% 11/15/13		4,205	4,205
U.S. Oncology, Inc. 9% 8/15/12		1,300	1,388
Vanguard Health Holding Co. II LLC 9% 10/1/14		5,235	5,562
			32,391
Pharmaceuticals – 0.2%
CDRV Investors, Inc. 0% 1/1/15 (d)		3,760	2,303
Elan Finance PLC/Elan Finance Corp. 7.75%
11/15/11		1,585	1,482
Leiner Health Products, Inc. 11% 6/1/12		1,885	1,772
VWR International, Inc.:
6.875% 4/15/12		115	114
8% 4/15/14		330	326
			5,997

TOTAL HEALTH CARE			41,713

INDUSTRIALS – 2.8%
Aerospace & Defense – 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11		2,020	2,121
Bombardier, Inc. 6.25% 2/23/06	GBP	750	1,269
Hexcel Corp. 6.75% 2/1/15		2,350	2,280
Orbimage Holdings, Inc. 13.15% 7/1/12 (f)(g)		1,720	1,832
			7,502
Airlines – 0.4%
American Airlines, Inc. pass thru trust certificates:
7.377% 5/23/19		4,071	3,338
7.379% 11/23/17		815	668
AMR Corp.:
9% 8/1/12		1,055	918
9% 9/15/16		625	538
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18		97	84
6.9% 7/2/18		695	612
8.312% 10/2/12		601	541
8.388% 5/1/22		802	697
9.798% 4/1/21		2,810	2,810

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

INDUSTRIALS – continued
Airlines – continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$1,280	$1,261
7.711% 9/18/11	320	259
7.92% 5/18/12	3,340	2,739
10.06% 1/2/16 (c)	170	102
Northwest Airlines, Inc. 10.5% 4/1/09 (c)	173	55
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	221	206
7.248% 7/2/14	487	63
7.626% 4/1/10	99	54
7.691% 4/1/17	33	26
7.95% 9/1/16	43	37
8.07% 1/2/15	1,320	396
8.304% 9/1/10	343	254
NWA Trust 10.23% 6/21/14	248	214
		15,872
Building Products 0.2%
ACIH, Inc. 0% 12/15/12 (d)(f)	300	212
Jacuzzi Brands, Inc. 9.625% 7/1/10	430	457
Maax Holdings, Inc. 0% 12/15/12 (d)	4,470	1,609
NTK Holdings, Inc. 0% 3/1/14 (d)	6,135	3,834
		6,112
Commercial Services & Supplies – 0.3%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	160	151
Allied Security Escrow Corp. 11.375% 7/15/11	2,255	2,165
Allied Waste North America, Inc. 6.5% 11/15/10	830	815
Browning-Ferris Industries, Inc.:
7.4% 9/15/35	1,640	1,451
9.25% 5/1/21	680	687
FTI Consulting, Inc. 7.625% 6/15/13 (f)	720	744
Mac-Gray Corp. 7.625% 8/15/15	680	689
R.H. Donnelley Finance Corp. I 10.875% 12/15/12 (f)	550	618
Williams Scotsman, Inc. 8.5% 10/1/15	2,850	2,950
		10,270
Construction & Engineering – 0.0%
Blount, Inc. 8.875% 8/1/12	1,250	1,322

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

INDUSTRIALS – continued
Electrical Equipment – 0.3%
FIMEP SA 10.5% 2/15/13	$2,885	$3,267
General Cable Corp. 9.5% 11/15/10	3,055	3,238
Polypore, Inc. 0% 10/1/12 (d)	5,840	3,241
		9,746
Machinery – 0.1%
Chart Industries, Inc. 9.125% 10/15/15 (f)	1,160	1,183
Cummins, Inc.:
7.125% 3/1/28	2,250	2,250
9.5% 12/1/10 (g)	320	344
Navistar International Corp. 7.5% 6/15/11	650	616
		4,393
Marine – 0.3%
American Commercial Lines LLC/ACL Finance Corp.
9.5% 2/15/15	539	579
H-Lines Finance Holding Corp. 0% 4/1/13 (d)	1,424	1,182
OMI Corp. 7.625% 12/1/13	6,125	6,217
Ultrapetrol Bahamas Ltd. 9% 11/24/14	1,795	1,678
		9,656
Road & Rail 0.7%
Grupo TMM SA de CV 10.5% 8/1/07 (f)	1,628	1,645
Hertz Corp.:
8.875% 1/1/14 (f)	3,820	3,873
10.5% 1/1/16 (f)	3,910	3,993
Kansas City Southern Railway Co.:
7.5% 6/15/09	3,165	3,268
9.5% 10/1/08	1,350	1,465
TFM SA de CV:
9.375% 5/1/12 (f)	7,435	8,160
yankee 10.25% 6/15/07	865	917
		23,321
Trading Companies & Distributors – 0.3%
Ahern Rentals, Inc. 9.25% 8/15/13 (f)	550	576
Ashtead Holdings PLC 8.625% 8/1/15 (f)	1,190	1,244
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (f)	6,840	7,182
		9,002

TOTAL INDUSTRIALS		97,196

See accompanying notes which are an integral part of the financial statements.

23		Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

INFORMATION TECHNOLOGY – 2.9%
Communications Equipment – 0.4%
L-3 Communications Corp. 6.375% 10/15/15 (f)	$3,840	$3,840
Lucent Technologies, Inc.:
6.45% 3/15/29	12,535	10,686
6.5% 1/15/28	2,260	1,907
		16,433
Electronic Equipment & Instruments – 0.3%
Altra Industrial Motion, Inc. 9% 12/1/11 (f)	970	941
Celestica, Inc. 7.875% 7/1/11	9,010	9,055
		9,996
IT Services – 0.8%
Iron Mountain, Inc.:
6.625% 1/1/16	10,955	10,188
7.75% 1/15/15	1,330	1,337
8.25% 7/1/11	535	540
8.625% 4/1/13	2,900	3,016
SunGard Data Systems, Inc.:
8.5248% 8/15/13 (f)(g)	2,830	2,918
9.125% 8/15/13 (f)	5,280	5,458
10.25% 8/15/15 (f)	3,625	3,593
		27,050
Office Electronics – 0.8%
Xerox Capital Trust I 8% 2/1/27	4,585	4,711
Xerox Corp.:
6.875% 8/15/11	3,240	3,341
7.125% 6/15/10	3,720	3,860
7.2% 4/1/16	3,345	3,496
7.625% 6/15/13	12,425	13,139
		28,547
Semiconductors & Semiconductor Equipment – 0.6%
Avago Technologies Finance Ltd.:
9.91% 6/1/13 (f)(g)	4,560	4,651
11.875% 12/1/15 (f)	2,295	2,312
Freescale Semiconductor, Inc. 7.125% 7/15/14	5,740	6,070
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co.:
6.875% 12/15/11	1,865	1,828
7.7413% 12/15/11 (g)	670	678

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
New ASAT Finance Ltd. 9.25% 2/1/11	$2,100	$1,523
Viasystems, Inc. 10.5% 1/15/11	4,065	3,821
		20,883

TOTAL INFORMATION TECHNOLOGY		102,909

MATERIALS 2.9%
Chemicals – 1.0%
America Rock Salt Co. LLC 9.5% 3/15/14	3,940	3,979
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	8,045	8,990
Braskem SA 11.75% 1/22/14 (f)	1,000	1,235
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (d)	1,380	1,002
Series B, 0% 10/1/14 (d)	12,655	9,175
Huntsman ICI Chemicals LLC 10.125% 7/1/09	1,809	1,863
Huntsman LLC:
11.4% 7/15/11 (g)	630	668
11.625% 10/15/10	466	531
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (d)	6,095	4,815
Lyondell Chemical Co. 11.125% 7/15/12	930	1,042
Phibro Animal Health Corp. 13% 12/1/07 unit	1,575	1,622
		34,922
Construction Materials 0.0%
Texas Industries, Inc. 7.25% 7/15/13 (f)	630	650
Containers & Packaging – 0.5%
AEP Industries, Inc. 7.875% 3/15/13	640	624
BWAY Corp. 10% 10/15/10	1,175	1,232
Constar International, Inc. 11% 12/1/12	2,085	1,522
Crown Cork & Seal Finance PLC yankee 7% 12/15/06	830	842
Crown Cork & Seal, Inc.:
7.375% 12/15/26	355	322
7.5% 12/15/96	690	545
8% 4/15/23	2,980	2,846
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	895	859
7.75% 5/15/11	320	334
8.25% 5/15/13	3,390	3,500
8.75% 11/15/12	2,325	2,499

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

MATERIALS – continued
Containers & Packaging – continued
Owens-Brockway Glass Container, Inc.: – continued
8.875% 2/15/09		$1,170	$1,221
Sealed Air Finance 5.625% 7/19/06	EUR	250	300
Tekni-Plex, Inc. 10.875% 8/15/12 (f)		980	1,063
			17,709
Metals & Mining – 1.1%
Alrosa Finance SA (Reg. S) 8.875% 11/17/14		1,060	1,219
Compass Minerals International, Inc.:
0% 12/15/12 (d)		1,330	1,204
0% 6/1/13 (d)		2,260	1,955
CSN Islands VIII Corp. 9.75% 12/16/13 (f)		2,500	2,775
CSN Islands X Corp. (Reg. S) 9.5% 7/14/49		2,415	2,518
Edgen Acquisition Corp. 9.875% 2/1/11		1,340	1,300
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14		4,200	4,200
10.125% 2/1/10		2,400	2,622
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11		1,335	1,472
Gerdau SA 8.875% (f)		2,590	2,681
International Steel Group, Inc. 6.5% 4/15/14		4,720	4,720
Ispat Inland ULC 9.75% 4/1/14		932	1,053
Norilsk Nickel Finance Luxembourg SA 7.125%
9/30/09		6,300	6,434
Steel Dynamics, Inc.:
9.5% 3/15/09		2,155	2,268
			36,421
Paper & Forest Products 0.3%
Georgia-Pacific Corp.:
7.375% 12/1/25		2,095	1,878
8% 1/15/24		4,215	4,015
8.875% 5/15/31		1,095	1,095
Millar Western Forest Products Ltd. 7.75% 11/15/13		1,835	1,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

MATERIALS – continued
Paper & Forest Products – continued
NewPage Corp.:
10.5% 5/1/12 (g)		$1,770	$1,743
12% 5/1/13		1,930	1,766
			11,864

TOTAL MATERIALS			101,566

TELECOMMUNICATION SERVICES – 6.4%
Diversified Telecommunication Services – 3.1%
AT&T Corp. 7.75% 11/21/06 (g)	EUR	1,250	1,515
Deutsche Telekom International Finance BV 6.25%
12/9/10	GBP	250	454
Empresa Brasileira de Telecomm SA 11% 12/15/08		4,681	5,311
Eschelon Operating Co. 8.375% 3/15/10		876	810
MCI, Inc.:
7.688% 5/1/09		102	105
8.735% 5/1/14 (g)		4,435	4,906
Mobifon Holdings BV 12.5% 7/31/10		7,225	8,363
New Skies Satellites BV:
9.125% 11/1/12		3,145	3,357
9.5725% 11/1/11 (g)		750	780
NTL Cable PLC 8.75% 4/15/14		11,865	12,458
PanAmSat Holding Corp. 0% 11/1/14 (d)		2,705	1,890
Qwest Corp.:
7.7413% 6/15/13 (f)(g)		6,970	7,458
7.875% 9/1/11		2,980	3,204
8.875% 3/15/12		25,740	29,022
Telecom Egypt SAE:
10.7% 2/4/10 (g)	EGP	3,565	641
10.95% 2/4/10	EGP	3,565	647
Telefonica de Argentina SA 9.125% 11/7/10		2,532	2,627
Telefonica del Peru SA 8% 4/11/16 (f)	PEN	9,062	2,609
Telenet Group Holding NV 0% 6/15/14 (d)(f)		10,537	8,561
U.S. West Communications:
6.875% 9/15/33		5,398	5,020
7.125% 11/15/43		220	200
7.2% 11/10/26		3,115	2,990
7.25% 9/15/25		1,780	1,780
7.25% 10/15/35		1,300	1,250

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
U.S. West Communications: – continued
7.5% 6/15/23	$1,880	$1,861
8.875% 6/1/31	340	356
		108,175
Wireless Telecommunication Services – 3.3%
American Tower Corp. 7.125% 10/15/12	10,745	11,067
Centennial Cellular Operating Co./Centennial
Communications Corp. 10.125% 6/15/13	7,015	7,664
Centennial Communications Corp. 10.25%
1/1/13 (f)(g)	3,050	3,050
Centennial Communications Corp./Centennial Cellular
Operating Co. LLC/Centennial Puerto Rico
Operations Corp. 8.125% 2/1/14	2,460	2,497
Digicel Ltd. 9.25% 9/1/12 (f)	1,880	1,936
Globe Telecom, Inc. 9.75% 4/15/12	1,230	1,345
Inmarsat Finance II PLC 0% 11/15/12 (d)	15,275	12,716
Inmarsat Finance PLC 7.625% 6/30/12	414	427
Intelsat Ltd.:
6.5% 11/1/13	6,705	4,987
7.625% 4/15/12	12,405	9,955
8.695% 1/15/12 (f)(g)	4,860	4,945
Millicom International Cellular SA 10% 12/1/13	5,695	5,866
Mobile Telesystems Finance SA:
8% 1/28/12 (f)	8,240	8,430
8.375% 10/14/10 (f)	8,370	8,772
Nextel Communications, Inc.:
5.95% 3/15/14	1,150	1,149
6.875% 10/31/13	6,365	6,620
7.375% 8/1/15	15,530	16,455
Rogers Communications, Inc. 7.6163% 12/15/10 (g) .	1,740	1,797
Telecom Personal SA 9.25% 12/22/10 (f)	2,595	2,601
UbiquiTel Operating Co. 9.875% 3/1/11	1,705	1,888
		114,167

TOTAL TELECOMMUNICATION SERVICES		222,342

UTILITIES – 1.7%
Electric Utilities – 0.3%
AES Gener SA 7.5% 3/25/14	3,410	3,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Corporate Bonds continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
Nonconvertible Bonds continued

UTILITIES – continued
Electric Utilities – continued
Chivor SA E.S.P. 9.75% 12/30/14 (f)	$3,255	$3,515
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc.
7.375% 9/1/10	1,170	1,196
Texas Genco LLC/Texas Genco Financing Corp. 6.875%
12/15/14 (f)	1,270	1,375
		9,547
Gas Utilities 1.1%
Colorado Interstate Gas Co. 6.8% 11/15/15 (f)	5,320	5,480
Northwest Pipeline Corp.:
6.625% 12/1/07	285	291
8.125% 3/1/10	400	428
Southern Natural Gas Co.:
7.35% 2/15/31	7,350	7,589
8% 3/1/32	4,170	4,618
8.875% 3/15/10	2,600	2,785
Tennessee Gas Pipeline Co.:
7% 10/15/28	550	535
7.5% 4/1/17	7,600	8,094
7.625% 4/1/37	1,035	1,061
8.375% 6/15/32	1,155	1,317
Transcontinental Gas Pipe Line Corp.:
7% 8/15/11	330	346
8.875% 7/15/12	1,455	1,670
Transportadora de Gas del Sur SA (Reg. S) 6.5%
12/15/10 (e)	2,529	2,434
		36,648
Independent Power Producers & Energy Traders – 0.2%
Enron Corp.:
6.4% 7/15/06 (c)	545	196
6.625% 11/15/05 (c)	2,200	792
6.725% 11/17/08 (c)(g)	684	246
6.75% 8/1/09 (c)	550	198
6.875% 10/15/07 (c)	1,330	479
6.95% 7/15/28 (c)	1,204	433
7.125% 5/15/07 (c)	235	85
7.375% 5/15/19 (c)	1,400	508
7.875% 6/15/03 (c)	235	85
8.375% 5/23/05 (c)	2,500	888

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Corporate Bonds continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Nonconvertible Bonds continued

UTILITIES – continued
Independent Power Producers & Energy Traders – continued
Enron Corp.: – continued
9.125% 4/1/03 (c)		$50	$18
9.875% 6/15/03 (c)		220	79
Mirant North America LLC / Mirant North America
Finance Corp. 7.375% 12/31/13 (f)		2,160	2,176
Tenaska Alabama Partners LP 7% 6/30/21 (f)		1,171	1,177
			7,360
Multi-Utilities – 0.1%
Aquila, Inc. 14.875% 7/1/12		1,615	2,160
TECO Energy, Inc. 6.75% 5/1/15		1,020	1,061
Utilicorp United, Inc. 9.95% 2/1/11 (g)		780	858
Veolia Environnement 4.375% 12/11/20	EUR	1,000	1,177
			5,256

TOTAL UTILITIES			58,811

TOTAL NONCONVERTIBLE BONDS			1,258,061

TOTAL CORPORATE BONDS
(Cost $1,248,953)			1,264,145

U.S. Government and Government Agency Obligations 24.4%

U.S. Government Agency Obligations 8.1%
Fannie Mae:
3.25% 1/15/08		9,330	9,064
3.25% 2/15/09		6,040	5,785
3.875% 5/15/07		7,835	7,743
4.5% 10/15/08		1,250	1,243
4.625% 1/15/08		13,254	13,225
4.625% 10/15/13		248	245
4.625% 10/15/14		13,000	12,847
4.75% 12/15/10		68,000	68,001
6% 5/15/11		7,675	8,117
6.125% 3/15/12		900	963
6.25% 2/1/11		380	401
6.375% 6/15/09		16,590	17,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

U.S. Government and Government Agency Obligations continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)
U.S. Government Agency Obligations continued
Federal Home Loan Bank:
2.25% 5/15/06	$16,150	$16,012
3.75% 9/28/06	1,825	1,813
3.8% 12/22/06	450	446
5.8% 9/2/08	1,680	1,722
Freddie Mac:
2.75% 8/15/06	350	346
2.875% 12/15/06	2,810	2,761
3.55% 11/15/07	31,811	31,127
4% 8/17/07	521	515
4.125% 4/2/07	3,824	3,794
4.125% 10/18/10	32,000	31,121
4.25% 7/15/09	6,995	6,885
4.875% 11/15/13	5,480	5,506
7% 3/15/10	24,053	26,110
Government Loan Trusts (assets of Trust guaranteed by
U.S. Government through Agency for International
Development) Series 1-B, 8.5% 4/1/06	18	19
Israeli State (guaranteed by U.S. Government through
Agency for International Development) 5.5% 9/18/23	4,750	5,116
Private Export Funding Corp.:
secured 5.685% 5/15/12	1,285	1,345
4.974% 8/15/13	1,515	1,527
Small Business Administration guaranteed development
participation certificates Series 2003 P10B, 5.136%
8/10/13	1,661	1,669

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		282,897
U.S. Treasury Inflation Protected Obligations 2.5%
U.S. Treasury Inflation-Indexed Bonds 3.625% 4/15/28	13,522	17,463
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	22,606	21,497
1.875% 7/15/13	24,825	24,489
2% 1/15/14	22,315	22,191

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		85,640
U.S. Treasury Obligations – 13.8%
U.S. Treasury Bonds 6.125% 8/15/29	68,250	83,134
U.S. Treasury Notes:
2.75% 7/31/06	52,000	51,510
3.375% 2/28/07	16,021	15,826
See accompanying notes which are an integral part of the financial statements.

31		Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
U.S. Treasury Obligations continued
U.S. Treasury Notes: – continued
3.375% 9/15/09		$33,224	$32,114
3.625% 4/30/07		17,949	17,761
3.75% 5/15/08		90,200	88,910
3.875% 7/31/07		43,101	42,751
4% 8/31/07		542	538
4% 3/15/10		9,500	9,364
4.25% 11/15/13		7,930	7,854
4.25% 8/15/14		67,500	66,762
4.25% 11/15/14		24,420	24,136
4.75% 5/15/14		38,000	38,925

TOTAL U.S. TREASURY OBLIGATIONS			479,585

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $851,451)			848,122

U.S. Government Agency Mortgage Securities 2.2%

Fannie Mae – 2.2%
4% 5/1/19		36	34
4.5% 12/1/18 to 11/1/20		19,287	18,784
5% 3/1/18 to 11/1/35		24,634	23,964
5.5% 5/1/11 to 11/1/35		32,471	32,547
6% 8/1/13 to 1/1/26		117	120
6.5% 6/1/24 to 3/1/35		2,026	2,083
7% 9/1/25		5	5
7.5% 1/1/28		87	91

TOTAL FANNIE MAE			77,628
Freddie Mac – 0.0%
8.5% 3/1/20		25	27
Government National Mortgage Association 0.0%
6% 1/15/09 to 5/15/09		65	66
6.5% 4/15/26 to 5/15/26		56	59
7% 9/15/25 to 8/15/31		167	175

See accompanying notes which are an integral part of the financial statements.

Annual Report	32

U.S. Government Agency Mortgage Securities continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Government National Mortgage Association continued
7.5% 2/15/22 to 8/15/28		$249	$263
8% 9/15/26 to 12/15/26		34	37

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			600

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $78,938)			78,255

Asset Backed Securities 0.3%

Arran Master Trust Series 2005-B Class A3, 4.726%
12/15/12 (g)	GBP	450	775
Driver One GmbH Series 1 Class B, 2.647%
5/21/10 (g)	EUR	600	710
Greene King Finance PLC Series A1, 4.8713%
6/15/31 (g)	GBP	1,000	1,722
Lambda Finance BV Series 2005-1X Class C1,
5.2492% 11/15/29 (g)	GBP	500	861
MBNA Credit Card Master Note Trust Series 2003-B4,
5.45% 9/17/13	GBP	1,500	2,669
Punch Taverns Finance PLC 4.9% 4/15/09 (g)	GBP	718	1,236
Sedna Finance Corp.:
3.11% 12/23/08 (g)	EUR	500	592
3.206% 3/15/10 (g)	EUR	1,150	1,367
Unique Public Finance Co. PLC Series A4, 5.659%
6/30/27	GBP	60	112
Whinstone Capital Management Ltd. Series 1X Class
B2, 3.196% 10/25/44 (g)	EUR	500	592
TOTAL ASSET BACKED SECURITIES
(Cost $11,194)			10,636

Collateralized Mortgage Obligations 0.6%

Private Sponsor 0.1%
Granite Mortgages PLC 2.558% 1/20/43 (g)	EUR	400	475
Holmes Financing No. 8 PLC floater Series 3 Class C,
3.035% 7/15/40 (g)	EUR	500	596

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Private Sponsor continued
Mortgages PLC Series 6 Class A1, 4.7269%
1/31/27 (g)	GBP	743	$1,280
Permanent Financing No. 1 PLC 5.1% 6/10/09 (g)	EUR	400	487

TOTAL PRIVATE SPONSOR			2,838
U.S. Government Agency 0.5%
Fannie Mae guaranteed REMIC pass thru certificates
floater Series 2005-45 Class XA, 4.7188%
6/25/35 (g)		9,135	9,146
Freddie Mac Multi-class participation certificates
guaranteed planned amortization class Series 3013
Class AF, 4.6194% 5/15/35 (g)		10,264	10,239

TOTAL U.S. GOVERNMENT AGENCY			19,385

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $22,429)			22,223

Commercial Mortgage Securities 0.2%

Immeo Residential Finance PLC Series 1 Class D,
2.982% 3/15/13 (g)	EUR	436	517
Opera Finance PLC 4.8569% 7/31/13 (g)	GBP	1,000	1,714
Real Estate Capital Foundation Ltd. Series 3 Class A,
4.78% 7/15/16 (g)	GBP	2,000	3,420
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $5,973)			5,651

Foreign Government and Government Agency Obligations 21.1%

Arab Republic 8.8773% to 9.7504% 1/31/06 to
9/26/06	EGP	16,095	2,724
Argentine Republic:
discount (with partial capitalization through
12/31/13) 8.28% 12/31/33		4,487	3,769
Inflation-Indexed:
discount (with partial capitalization through
12/31/13) 5.83% 12/31/33	ARS	4,145	1,364
par 0.63% 12/31/38 (g)	ARS	1,784	247
par 1.33% 12/31/38 (g)		8,505	2,807
4.005% 8/3/12 (g)		21,930	16,801
Gross Domestic Product Linked Security 12/15/35 (h)		19,980,519	1,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Foreign Government and Government Agency Obligations
continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Austrian Republic 5% 12/20/24 (f)	CAD	2,000	$1,841
Banco Central del Uruguay:
Brady par A 6.75% 2/19/21		1,000	993
value recovery A rights 1/2/21 (j)		1,000,000	0
value recovery B rights 1/2/21 (j)		750,000	0
Brazilian Federative Republic:
Brady:
debt conversion bond 5.25% 4/15/12 (g)		8,794	8,684
new money bond L, 5.25% 4/15/09 (Bearer) (g)		655	651
par Z L 6% 4/15/24		2,260	2,181
FLIRB L 5.1875% 4/15/09 (Reg.) (g)		1,607	1,591
6% 9/15/13		2,267	2,207
8% 1/15/18		8,191	8,822
10.5% 7/14/14		4,255	5,212
11% 1/11/12		1,985	2,422
11% 8/17/40		19,520	25,181
12.25% 3/6/30		6,255	9,023
12.75% 1/15/20		3,705	5,335
14.5% 10/15/09		2,170	2,788
Canadian Government:
3% 6/1/06	CAD	16,750	14,372
5.25% 6/1/12	CAD	34,950	32,294
5.5% 6/1/09	CAD	5,500	4,972
5.75% 6/1/29	CAD	5,750	6,177
Central Bank of Nigeria:
Brady 6.25% 11/15/20		2,500	2,500
promissory note 5.092% 1/5/10		3,819	3,739
warrants 11/15/20 (j)		2,750	179
Colombian Republic:
10.75% 1/15/13		2,745	3,411
11.75% 2/25/20		3,145	4,387
12% 10/22/15	COP	4,721,000	2,441
Danish Kingdom 3.125% 10/15/10	EUR	3,000	3,562
Dominican Republic:
Brady 4.8738% 8/30/09 (g)		2,483	2,440
5.3925% 8/30/24 (g)		10,823	9,957
9.04% 1/23/18 (f)		460	483
9.5% 9/27/11		1,336	1,411
Ecuador Republic:
9% 8/15/30 (Reg. S) (e)		3,420	3,112
9.375% 12/15/15 (f)		3,050	2,844
12% 11/15/12 (Reg. S)		1,851	1,870
See accompanying notes which are an integral part of the financial statements.

35			Annual Report

Investments continued

Foreign Government and Government Agency Obligations
continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Ecuador Republic: – continued
euro par 5% 2/28/25		$945	$685
Finnish Government 2.75% 9/15/10	EUR	1,000	1,168
French Government:
4% 4/25/55	EUR	750	967
4.75% 4/25/35	EUR	5,000	7,124
German Federal Republic:
2.75% 12/14/07	EUR	14,200	16,774
3.25% 7/4/15	EUR	5,197	6,131
3.5% 1/4/16	EUR	22,800	27,397
4.25% 1/4/14	EUR	57,800	73,285
5% 1/4/12	EUR	12,400	16,155
5% 7/4/12	EUR	2,670	3,498
Indonesian Republic:
7.25% 4/20/15 (f)		2,850	2,925
7.25% 4/20/15		2,685	2,755
Japan Government:
Inflation-Indexed:
0.5% 6/10/15	JPY	1,310,400	10,740
0.8% 9/10/15	JPY	351,400	2,989
1.1% 6/10/14	JPY	804,000	7,036
0.2% 7/20/06	JPY	1,330,000	11,291
1.5% 3/20/14	JPY	2,265,000	19,473
2.4% 12/20/34	JPY	750,000	6,496
Lebanese Republic:
7.83% 11/30/09 (f)(g)		1,840	1,914
7.83% 11/30/09 (g)		2,865	2,980
Pakistan International Sukuk Co. Ltd. 6.0813%
1/27/10 (g)		1,185	1,197
Panamanian Republic Brady discount 4.6875%
7/17/26 (g)		1,425	1,370
Peruvian Republic:
4.6875% 3/7/27 (g)		760	699
3% 3/7/27 (e)		900	644
7.35% 7/21/25		5,205	5,127
9.875% 2/6/15		1,315	1,578
Philippine Republic:
Brady principal collateralized interest reduction bond
6.5% 12/1/17		7,470	7,470
5.3925% 12/1/09 (g)		403	396
8.375% 2/15/11		11,645	12,533
9% 2/15/13		7,180	7,934
See accompanying notes which are an integral part of the financial statements.

Annual Report	36

Foreign Government and Government Agency Obligations
continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Philippine Republic: – continued
9.875% 1/15/19		$2,625	$3,124
10.625% 3/16/25		3,520	4,488
Republic of Serbia 3.75% 11/1/24 (e)(f)		615	547
Russian Federation:
5% 3/31/30 (e)(f)		3,900	4,397
5% 3/31/30 (Reg. S) (e)		24,595	27,731
11% 7/24/18 (Reg. S)		3,590	5,313
12.75% 6/24/28 (Reg. S)		4,630	8,496
euro 10% 6/26/07		8,405	8,993
Spanish Kingdom 4.25% 10/31/07	EUR	13,750	16,685
State of Qatar 9.75% 6/15/30 (Reg. S)		3,290	5,017
Turkish Republic:
11.75% 6/15/10		7,015	8,593
11.875% 1/15/30		9,965	15,321
13.7493% to 20.5644% 7/5/06 to 6/27/07	TRY	11,705	7,745
Ukraine Government 7.3431% 8/5/09 (g)		8,780	9,472
United Kingdom, Great Britain & Northern Ireland:
4.75% 9/7/15	GBP	5,450	9,868
5% 3/7/25	GBP	65	126
5.75% 12/7/09	GBP	3,000	5,454
6% 12/7/28	GBP	4,885	10,886
8% 6/7/21	GBP	10,643	26,408
United Mexican States:
4.625% 10/8/08		3,665	3,619
7.5% 4/8/33		7,535	8,921
8.06% 6/8/06	MXN	14,425	1,311
8.3% 8/15/31		9,710	12,477
11.5% 5/15/26		5,655	9,250
Uruguay Republic:
7.25% 2/15/11		1,205	1,226
9.25% 5/17/17		1,055	1,195
Venezuelan Republic:
Discount A, 5.2031% 3/31/20 (g)		1,760	1,756
oil recovery rights 4/15/20 (j)		3,260	95
5.1938% 4/20/11 (g)		5,250	5,145
5.375% 8/7/10		3,760	3,600
9.25% 9/15/27		7,640	9,073
10.75% 9/19/13		6,885	8,500
13.625% 8/15/18		3,405	4,954
euro Brady:
par W-A 6.75% 3/31/20		8,855	8,877
See accompanying notes which are an integral part of the financial statements.

37			Annual Report

Investments continued

Foreign Government and Government Agency Obligations
continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Venezuelan Republic: – continued
euro Brady: – continued
par W-B 6.75% 3/31/20		$4,570	$4,581
Vietnamese Socialist Republic Brady par 3.75%
3/12/28 (e)		3,985	3,188
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $691,735)			733,006

Common Stocks 1.0%
		Shares

CONSUMER DISCRETIONARY – 0.5%
Auto Components 0.0%
Intermet Corp. (k)		113,858	1,306
Diversified Consumer Services – 0.1%
Coinmach Service Corp. unit		330,000	5,148
Hotels, Restaurants & Leisure 0.1%
Centerplate, Inc. unit		165,925	2,154
Media – 0.3%
NTL, Inc. (a)		140,401	9,559
NTL, Inc. Class A warrants 1/13/11 (a)		6	0
			9,559

TOTAL CONSUMER DISCRETIONARY			18,167

HEALTH CARE – 0.0%
Health Care Providers & Services – 0.0%
Skilled Healthcare Group, Inc. (a)(k)		98	20
TELECOMMUNICATION SERVICES – 0.5%
Diversified Telecommunication Services – 0.5%
Telewest Global, Inc. (a)		693,453	16,518
Wireless Telecommunication Services – 0.0%
DigitalGlobe, Inc. (f)		895	2

TOTAL TELECOMMUNICATION SERVICES			16,520

TOTAL COMMON STOCKS
(Cost $23,923)			34,707

See accompanying notes which are an integral part of the financial statements.

Annual Report	38

Preferred Stocks 0.1%
	Shares	Value (Note 1)
		(000s)
Convertible Preferred Stocks 0.0%

MATERIALS 0.0%
Chemicals – 0.0%
Celanese Corp. 4.25%	6,600	$185
Nonconvertible Preferred Stocks 0.1%

CONSUMER DISCRETIONARY – 0.1%
Media – 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	1,690	1,817
Specialty Retail – 0.0%
GNC Corp. Series A, 12.00%	1,170	959

TOTAL CONSUMER DISCRETIONARY		2,776

HEALTH CARE – 0.0%
Health Care Providers & Services – 0.0%
Fresenius Medical Care Capital Trust II 7.875%	1,260	1,319
TELECOMMUNICATION SERVICES – 0.0%
Diversified Telecommunication Services – 0.0%
PTV, Inc. Series A, 10.00%	119	0

TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,095

TOTAL PREFERRED STOCKS
(Cost $4,312)		4,280

Floating Rate Loans 2.4%
	Principal Amount
	(000s)(l)

CONSUMER DISCRETIONARY – 0.6%
Auto Components 0.2%
Goodyear Tire & Rubber Co.:
Tranche 2, term loan 7.06% 4/30/10 (g)	$2,235	2,255
Tranche 3, term loan 7.81% 3/1/11 (g)	3,550	3,546
		5,801
Automobiles – 0.1%
AM General LLC:
Tranche B1, term loan 8.7379% 11/1/11 (g)	2,340	2,399
Tranche C2, term loan 13.3419% 5/2/12 (g)	1,300	1,368
		3,767

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Investments continued

Floating Rate Loans continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)

CONSUMER DISCRETIONARY – continued
Diversified Consumer Services – 0.0%
Coinmach Corp. Tranche B1, term loan 7.8125%
12/19/12 (g)	$200	$203
Hotels, Restaurants & Leisure 0.0%
Hilton Head Communications LP Tranche B, term loan
8.25% 3/31/08 (g)	1,800	1,733
Media – 0.0%
UPC Broadband Holding BV Tranche H2, term loan
6.8044% 9/30/12 (g)	1,050	1,059
Multiline Retail – 0.1%
Neiman Marcus Group, Inc. term loan 6.9469%
4/6/13 (g)	2,440	2,452
Specialty Retail – 0.2%
Toys ’R’ US, Inc. term loan 7.4556% 12/1/12 (g)	6,110	6,095

TOTAL CONSUMER DISCRETIONARY		21,110

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Coffeyville Resources LLC:
Credit-Linked Deposit 6.8625% 7/8/11 (g)	180	182
Tranche 2, term loan 11.3125% 7/8/13 (g)	2,020	2,065
Tranche B1, term loan 7.0625% 7/8/12 (g)	269	272
Targa Resources, Inc. / Targa Resources Finance Corp.:
Credit-Linked Deposit 6.6519% 10/31/12 (g)	540	543
term loan:
6.6366% 10/31/12 (g)	2,244	2,256
6.83% 10/31/07 (g)	1,650	1,658
		6,976

FINANCIALS – 0.3%
Diversified Financial Services – 0.2%
MGM Holdings II, Inc. Tranche B, term loan 6.78%
4/8/12 (g)	2,310	2,333
Olympus Cable Holdings LLC Tranche B, term loan
9.25% 9/30/10 (g)	5,220	5,103
		7,436

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Floating Rate Loans continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)

FINANCIALS – continued
Real Estate 0.1%
Capital Automotive (REIT) term loan 6.12%
12/16/10 (g)	$3,820	$3,830
Newkirk Master LP Tranche B, term loan 6.0827%
8/11/08 (g)	142	143
		3,973

TOTAL FINANCIALS		11,409

HEALTH CARE – 0.1%
Health Care Providers & Services – 0.1%
DaVita, Inc. Tranche B, term loan 6.4466%
10/5/12 (g)	5,123	5,187

INDUSTRIALS – 0.5%
Airlines – 0.4%
Delta Air Lines, Inc.:
Tranche B, term loan 11.01% 3/16/08 (g)	250	259
Tranche C, term loan 13.51% 3/16/08 (g)	4,010	4,140
United Air Lines, Inc. Tranche B, term loan 8.62%
3/31/06 (g)	558	560
US Airways Group, Inc.:
Tranche 1A, term loan 10.5269% 9/30/10 (g)	3,151	3,230
Tranche 2B, term loan 12.9269% 9/30/08 (g)	5,517	5,683
		13,872
Building Products 0.0%
Mueller Group, Inc. term loan 6.5392% 10/3/12 (g)	190	192
Commercial Services & Supplies – 0.0%
Allied Waste Industries, Inc.:
term loan 6.1798% 1/15/12 (g)	551	554
Tranche A, Credit-Linked Deposit 5.8638%
1/15/12 (g)	214	215
		769
Industrial Conglomerates – 0.0%
Walter Industries, Inc. term loan 6.2765% 10/3/12 (g)	200	202
Machinery – 0.0%
Chart Industries, Inc. Tranche B, term loan 6.6179%
10/17/12 (g)	117	118
Road & Rail 0.1%
Hertz Corp.:
Credit-Linked Deposit 6.75% 12/21/12 (g)	143	145

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Floating Rate Loans continued
	Principal Amount	Value (Note 1)
	(000s)(l)	(000s)

INDUSTRIALS – continued
Road & Rail – continued
Hertz Corp.: – continued
Tranche B, term loan 8.5% 12/21/12 (g)	$979	$990
Tranche DD, term loan LIBOR + 2.5% 12/21/12 (g) .	168	168
		1,303

TOTAL INDUSTRIALS		16,456

INFORMATION TECHNOLOGY – 0.5%
IT Services – 0.3%
SunGard Data Systems, Inc. Tranche B, term loan
6.81% 2/10/13 (g)	10,857	10,925
Semiconductors & Semiconductor Equipment – 0.0%
Avago Technologies Finance Ltd. term loan 6.8213%
12/5/12 (g)	370	371
Software 0.2%
Infor Global Solutions AG:
Tranche 1, term loan 7.8014% 4/18/11 (g)	2,304	2,304
Tranche 2, term loan 11.8009% 4/18/12 (g)	2,160	2,182
		4,486

TOTAL INFORMATION TECHNOLOGY		15,782

TELECOMMUNICATION SERVICES – 0.2%
Diversified Telecommunication Services – 0.2%
Wind Telecomunicazioni Spa:
Tranche 2, term loan 10.62% 3/21/15 (g)	2,840	2,947
Tranche B, term loan 7.12% 9/21/13 (g)	1,420	1,416
Tranche C, term loan 7.62% 9/21/14 (g)	1,420	1,416
		5,779

TOTAL FLOATING RATE LOANS
(Cost $81,443)		82,699

Sovereign Loan Participations 0.1%

Indonesian Republic loan participation:
– Barclays Bank 5.0625% 3/28/13 (g)	200	189
– Citibank 5.0625% 3/28/13 (g)	702	664
– Credit Suisse First Boston 5.0625% 3/28/13 (g)	3,152	2,979

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Sovereign Loan Participations continued
		Principal Amount	Value (Note 1)
		(000s)(l)	(000s)
Indonesian Republic loan participation: – continued
– Deutsche Bank:
0.975% 3/28/13 (g)	JPY	86,456	$665
5.0625% 3/28/13 (g)		902	852
TOTAL SOVEREIGN LOAN PARTICIPATIONS
(Cost $5,116)			5,349
Fixed Income Funds 2.4%
		Shares
Fidelity Floating Rate Central Investment Portfolio (i)
(Cost $82,239)		820,098	82,231
Money Market Funds 7.8%
Fidelity Cash Central Fund, 4.28% (b)
(Cost $271,015)		271,015,020	271,015
TOTAL INVESTMENT PORTFOLIO 99.0%
(Cost $3,378,721)			3,442,319

NET OTHER ASSETS – 1.0%			34,080
NET ASSETS 100%			$3,476,399

Currency Abbreviations
ARS	—	Argentine peso
BRL	—	Brazilian real
CAD	—	Canadian dollar
COP	—	Colombian peso
EGP	—	Egyptian pound
EUR	—	European Monetary Unit
GBP	—	British pound
JPY	—	Japanese yen
MXN	—	Mexican peso
PEN	—	Peruvian new sol
TRY	—	New Turkish Lira

Security Type Abbreviations
FLIRB	—	Front Loaded Interest
Reduction Bonds

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Investments continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Non-income producing – Issuer is in
default.

(d) Debt obligation initially issued in zero
coupon form which converts to coupon
form at a specified rate and date. The
rate shown is the rate at period end.

(e) Debt obligation initially issued at one
coupon which converts to a higher
coupon at a specified date. The rate
shown is the rate at period end.

(f) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $271,528,000
or 7.8% of net assets.

(g) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(h) Security is linked to Argentine Republic
Gross Domestic Product (GDP). Security
does not pay principal over life of
security or at expiration. Payments are
based on growth of Argentine GDP,
subject to certain conditions.

(i) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. A complete unaudited list of
holdings for each fixed-income central
fund, as of the investing fund’s report
date, is available upon request or at
advisor.fidelity.com. The reports are
located just after the fund’s financial
statements and quarterly reports but are
not part of the financial statements or
quarterly reports. In addition, the
fixed-income central fund’s financial
statements, which are not covered by the
investing fund’s Report of Independent
Registered Public Accounting Firm, are
available on the EDGAR Database on
the SEC’s web site, www.sec.gov, or
upon request.

(j) Quantity represents share amount.

(k) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $1,326,000
or 0.0% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Intermet Corp.	11/9/05	$2,153
Skilled Healthcare	8/19/03 -
Group, Inc.	1/22/04	$0

(l) Principal amount is stated in United States dollars unless otherwise noted.

See accompanying notes which are an integral part of the financial statements.

Annual Report 44

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(amounts in thousands)
Fidelity Cash Central Fund	$8,928
Fidelity Floating Rate Central Investment Portfolio	2,454
Total	$11,382

Additional information regarding the fund’s purchases and sales, including the ownership percentage, of the following fixed income Central Funds during the period is as follows:

	Value,
Fund	beginning of		Sales	Value, end of	% ownership,
(amounts in thousands)	period	Purchases	Proceeds	period	end of period
Fidelity Floating Rate
Central Investment
Portfolio	$11,500	$70,739	$—	$82,231	12.5%

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	68.0%
Germany	4.8%
United Kingdom	3.5%
Brazil	2.8%
Canada	2.7%
Japan	2.0%
Mexico	1.8%
Russia	1.6%
Luxembourg	1.4%
Venezuela	1.3%
Argentina	1.3%
Philippines	1.0%
Others (individually less than 1%) .	7.8%
100.0%

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity’s fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		December 31, 2005

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $3,025,467)	$3,089,073
Affiliated Central Funds (cost $353,254)	353,246
Total Investments (cost $3,378,721)		$3,442,319
Cash		4,067
Receivable for investments sold		4,386
Receivable for fund shares sold		8,302
Dividends receivable		45
Interest receivable		46,894
Prepaid expenses		15
Receivable from investment adviser for expense
reductions		8
Other affiliated receivables		1
Total assets		3,506,037

Liabilities
Payable for investments purchased	$8,558
Payable for fund shares redeemed	13,451
Distributions payable	2,971
Accrued management fee	1,641
Distribution fees payable	1,075
Other affiliated payables	589
Other payables and accrued expenses	1,353
Total liabilities		29,638

Net Assets		$3,476,399
Net Assets consist of:
Paid in capital		$3,412,789
Undistributed net investment income		1,435
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(1,266)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		63,441
Net Assets		$3,476,399

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	December 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($647,015 ÷ 56,055 shares)	$11.54
Maximum offering price per share (100/95.25 of $11.54)	$12.12
Class T:
Net Asset Value and redemption price per share
($1,427,321 ÷ 123,685 shares)	$11.54
Maximum offering price per share (100/96.50 of $11.54)	$11.96
Class B:
Net Asset Value and offering price per share ($341,985
÷ 29,566 shares)A	$11.57
Class C:
Net Asset Value and offering price per share ($539,794
÷ 46,827 shares)A	$11.53
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($520,284 ÷ 44,725 shares)	$11.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended December 31, 2005

Investment Income
Dividends		$1,158
Interest		159,835
Income from affiliated Central Funds		11,382
Total income		172,375

Expenses
Management fee	$16,716
Transfer agent fees	5,187
Distribution fees	11,378
Accounting fees and expenses	991
Independent trustees’ compensation	13
Custodian fees and expenses	294
Registration fees	444
Audit	70
Legal	47
Miscellaneous	200
Total expenses before reductions	35,340
Expense reductions	(134)	35,206

Net investment income		137,169
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,066
Foreign currency transactions	(1,146)
Total net realized gain (loss)		7,920
Change in net unrealized appreciation (depreciation) on:
Investment securities	(65,516)
Assets and liabilities in foreign currencies	383
Total change in net unrealized appreciation
(depreciation)		(65,133)
Net gain (loss)		(57,213)
Net increase (decrease) in net assets resulting from
operations		$79,956

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Statement of Changes in Net Assets
	Year ended	Year ended
	December 31,	December 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$137,169	$92,795
Net realized gain (loss)	7,920	59,820
Change in net unrealized appreciation (depreciation) .	(65,133)	22,719
Net increase (decrease) in net assets resulting
from operations	79,956	175,334
Distributions to shareholders from net investment income .	(132,248)	(88,523)
Distributions to shareholders from net realized gain	(36,255)	(32,409)
Total distributions	(168,503)	(120,932)
Share transactions - net increase (decrease)	1,236,680	715,583
Total increase (decrease) in net assets	1,148,133	769,985

Net Assets
Beginning of period	2,328,266	1,558,281
End of period (including undistributed net investment
income of $1,435 and undistributed net investment
income of $25,324, respectively)	$3,476,399	$2,328,266

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Financial Highlights Class A

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.93	$ 11.63	$ 10.34	$10.11	$10.12
Income from Investment
Operations
Net investment incomeC	.571	.600	.617	.668	.730F
Net realized and unrealized
gain (loss)	(.255)	.445	1.321	.214	(.081)F
Total from investment operations	.316	1.045	1.938	.882	.649
Distributions from net investment
income	(.551)	(.575)	(.648)	(.652)	(.659)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.706)	(.745)	(.648)	(.652)	(.659)
Net asset value, end of period	$ 11.54	$ 11.93	$ 11.63	$10.34	$10.11
Total ReturnA,B	2.75%	9.31%	19.20%	9.09%	6.53%
Ratios to Average Net AssetsD,E
Expenses before reductions	99%	1.00%	1.01%	1.04%	1.07%
Expenses net of fee waivers, if
any	99%	1.00%	1.01%	1.04%	1.07%
Expenses net of all reductions	99%	1.00%	1.00%	1.04%	1.07%
Net investment income	4.92%	5.20%	5.58%	6.65%	7.18%F
Supplemental Data
Net assets, end of period (in
millions)	$ 647	$ 372	$ 187	$ 57	$ 33
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
F Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

50

Financial Highlights Class T

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.92	$ 11.62	$ 10.33	$ 10.11	$ 10.11
Income from Investment
Operations
Net investment incomeC	.564	.593	.604	.660	.725F
Net realized and unrealized
gain (loss)	(.245)	.443	1.322	.203	(.074)F
Total from investment operations	.319	1.036	1.926	.863	.651
Distributions from net investment
income	(.544)	(.566)	(.636)	(.643)	(.651)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.699)	(.736)	(.636)	(.643)	(.651)
Net asset value, end of period	$ 11.54	$ 11.92	$ 11.62	$ 10.33	$ 10.11
Total ReturnA,B	2.77%	9.23%	19.09%	8.89%	6.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.07%	1.11%	1.13%	1.15%
Expenses net of fee waivers, if
any	1.05%	1.07%	1.11%	1.13%	1.15%
Expenses net of all reductions	1.05%	1.07%	1.11%	1.13%	1.15%
Net investment income	4.86%	5.13%	5.47%	6.57%	7.10%F
Supplemental Data
Net assets, end of period (in
millions)	$ 1,427	$ 808	$ 515	$ 279	$ 238
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
F Effective January 21, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Financial Highlights Class B

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.95	$ 11.65	$ 10.35	$ 10.12	$ 10.13
Income from Investment
Operations
Net investment incomeC	.486	.513	.533	.595	.658F
Net realized and unrealized
gain (loss)	(.249)	.441	1.330	.212	(.085)F
Total from investment operations	.237	.954	1.863	.807	.573
Distributions from net investment
income	(.462)	(.484)	(.563)	(.577)	(.583)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.617)	(.654)	(.563)	(.577)	(.583)
Net asset value, end of period	$ 11.57	$ 11.95	$ 11.65	$ 10.35	$ 10.12
Total ReturnA,B	2.06%	8.45%	18.38%	8.28%	5.74%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.78%	1.78%	1.77%	1.78%	1.81%
Expenses net of fee waivers, if
any	1.75%	1.78%	1.77%	1.78%	1.81%
Expenses net of all reductions	1.75%	1.78%	1.77%	1.78%	1.81%
Net investment income	4.16%	4.42%	4.81%	5.91%	6.44%F
Supplemental Data
Net assets, end of period (in
millions)	$ 342	$ 319	$ 287	$ 147	$ 116
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
F Effective January 21, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

52

Financial Highlights Class C

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 11.91	$ 11.61	$ 10.32	$ 10.10	$ 10.11
Income from Investment
Operations
Net investment incomeC	.475	.505	.525	.585	.647F
Net realized and unrealized
gain (loss)	(.246)	.444	1.320	.204	(.082)F
Total from investment operations	.229	.949	1.845	.789	.565
Distributions from net investment
income	(.454)	(.479)	(.555)	(.569)	(.575)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.609)	(.649)	(.555)	(.569)	(.575)
Net asset value, end of period	$ 11.53	$ 11.91	$ 11.61	$ 10.32	$ 10.10
Total ReturnA,B	1.99%	8.43%	18.24%	8.10%	5.67%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.82%	1.82%	1.84%	1.87%	1.89%
Expenses net of fee waivers, if
any	1.82%	1.82%	1.84%	1.87%	1.89%
Expenses net of all reductions	1.82%	1.82%	1.84%	1.87%	1.89%
Net investment income	4.09%	4.37%	4.74%	5.83%	6.35%F
Supplemental Data
Net assets, end of period (in
millions)	$ 540	$ 405	$ 277	$ 68	$ 40
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
F Effective January 21, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Financial Highlights Institutional Class

Years ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 12.02	$ 11.71	$ 10.40	$ 10.17	$ 10.18
Income from Investment
Operations
Net investment incomeB	.599	.627	.635	.685	.725E
Net realized and unrealized
gain (loss)	(.262)	.449	1.338	.210	(.059)E
Total from investment operations	.337	1.076	1.973	.895	.666
Distributions from net investment
income	(.572)	(.596)	(.663)	(.665)	(.676)
Distributions from net realized
gain	(.155)	(.170)	—	—	—
Total distributions	(.727)	(.766)	(.663)	(.665)	(.676)
Net asset value, end of period	$ 11.63	$ 12.02	$ 11.71	$ 10.40	$ 10.17
Total ReturnA	2.91%	9.53%	19.44%	9.17%	6.67%
Ratios to Average Net AssetsC,D
Expenses before reductions	81%	.81%	.87%	.92%	.94%
Expenses net of fee waivers, if
any	81%	.81%	.87%	.92%	.94%
Expenses net of all reductions	80%	.81%	.87%	.92%	.94%
Net investment income	5.10%	5.38%	5.71%	6.78%	7.31%E
Supplemental Data
Net assets, end of period (in
millions)	$ 520	$ 424	$ 291	$ 120	$ 42
Portfolio turnover rate	109%	94%	153%	111%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Ex penses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the class.
E Effective January 21, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

54

Notes to Financial Statements

For the period ended December 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Strategic Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

55 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distribu tions or capital gain distributions. Interest income and distributions from the Central Funds, are accrued as earned. Interest income includes coupon interest and amortiza tion of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the

Annual Report

56

1. Significant Accounting Policies continued
Investment Transactions and Income continued

collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, foreign currency transactions, certain foreign taxes, prior period premium and discount on debt securi ties, defaulted bonds, market discount, partnerships, non taxable dividends, deferred trustees compensation, financing transactions, and losses deferred due to wash sales and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$110,562
Unrealized depreciation	(44,102)
Net unrealized appreciation (depreciation) .	66,460

Cost for federal income tax purposes	$3,375,859

57 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued
The tax character of distributions paid was as follows:
	December 31, 2005	December 31, 2004
Ordinary Income	$148,980	$107,587
Long term Capital Gains	19,523	13,345
Total	$168,503	$120,932

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

58

2. Operating Policies continued

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $2,544,045 and $2,003,804, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was ..57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

59 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$768	$—
Class T	0%	.25%	2,811	131
Class B	65%	.25%	3,008	2,173
Class C	75%	.25%	4,791	1,617
			$11,378	$3,921

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and ..25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$813
Class T	248
Class B*	652
Class C*	118
$1,831

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

60

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$1,020.20
Class T	1,756.16
Class B	790.24
Class C	865.18
Institutional Class	756.16
	$5,187

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by Fidelity Management & Research Company, Inc. (FMRC), an affiliate of FMR. The Floating Rate Central Investment Portfolio seeks a high level of income by normally investing in floating rate loans and other floating rate securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP, as of the fund’s report date, is available upon request or at advisor.fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, the CIP’s financial statements, which are not covered by

61 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class B	2.00% - 1.75%*	$108
* Expense limitation in effect at period end.

In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $26.

7. Credit Risk.

The fund’s relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obliga tions reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund’s investments and the income they generate, as well as the fund’s ability to repatriate such amounts.

Annual Report

62

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended December 31,	2005	2004
From net investment income
Class A	$24,357	$13,359
Class T	53,100	30,575
Class B	13,236	12,524
Class C	18,751	14,127
Institutional Class	22,804	17,938
Total	$132,248	$88,523
From net realized gain
Class A	$6,205	$5,220
Class T	13,720	11,202
Class B	4,302	4,464
Class C	6,019	5,646
Institutional Class	6,009	5,877
Total	$36,255	$32,409

63 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended December 31,	2005	2004	2005	2004
Class A
Shares sold	35,042	21,816	$408,757	$253,900
Reinvestment of distributions	2,123	1,282	24,731	15,021
Shares redeemed	(12,325)	(7,979)	(143,648)	(92,071)
Net increase (decrease)	24,840	15,119	$289,840	$176,850
Class T
Shares sold	73,391	39,956	$855,542	$465,339
Reinvestment of distributions	5,375	3,278	62,638	38,371
Shares redeemed	(22,830)	(19,779)	(265,605)	(229,093)
Net increase (decrease)	55,936	23,455	$652,575	$274,617
Class B
Shares sold	8,646	7,321	$100,980	$85,374
Reinvestment of distributions	1,104	1,045	12,908	12,249
Shares redeemed	(6,915)	(6,307)	(80,693)	(72,776)
Net increase (decrease)	2,835	2,059	$33,195	$24,847
Class C
Shares sold	20,463	16,778	$238,454	$195,224
Reinvestment of distributions	1,502	1,180	17,494	13,804
Shares redeemed	(9,092)	(7,887)	(105,690)	(90,740)
Net increase (decrease)	12,873	10,071	$150,258	$118,288
Institutional Class
Shares sold	15,959	15,202	$187,439	$176,823
Reinvestment of distributions	2,098	1,760	24,620	20,742
Shares redeemed	(8,622)	(6,561)	(101,247)	(76,584)
Net increase (decrease)	9,435	10,401	$110,812	$120,981

Annual Report

64

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Income Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts February 23, 2006

65 Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

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66

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Strategic Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

67 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

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68

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

69 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

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70

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

71 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Strategic Income. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present), certain Balanced Funds (2005 present), certain Asset Allocation Funds, and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a portfolio manager in the Bond Group (1997 2004).

George Fischer (44)

Year of Election or Appointment: 2003

Vice President of Advisor Strategic Income. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer worked as a research analyst and portfolio manager.

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72

Name, Age; Principal Occupation Mark J. Notkin (41)

Year of Election or Appointment: 2001

Vice President of Advisor Strategic Income. Mr. Notkin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin worked as a research analyst and portfolio manager. Mr. Notkin also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Strategic Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Strategic Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Strategic Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Strategic Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

73 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Strategic Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Strategic Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Strategic Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Strategic Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

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74

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1994

Assistant Treasurer of Advisor Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Strategic Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Strategic Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

75 Annual Report

Distributions

The fund hereby designates as capital gain dividend with respect to the taxable year ended December 31, 2005, $14,632,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,025,378 of distributions paid during the fiscal year as qualify ing to be taxed as short term capital gain dividends for nonresident alien shareholders.

The fund designates $126,530,885 of distributions paid during the fiscal year as qualifying to be taxed as interest related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

76

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to
allow the Board of Trustees, if per-
mitted by applicable law, to authorize
fund mergers without shareholder
approval.A
	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

77 Annual Report

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

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78

79 Annual Report

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80

81 Annual Report

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83 Annual Report

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84

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85

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
Fidelity Investments Money Management,
Inc.
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

SII-UANN-0206 1.787728.102

Item 2. Code of Ethics

As of the end of the period, December 31, 2005, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Strategic Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Mid Cap II Fund	$33,000	$27,000
Fidelity Advisor Strategic Income Fund	$47,000	$36,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,700,000	$4,300,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2005 and December 31, 2004 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Mid Cap II Fund	$0	$0
Fidelity Advisor Strategic Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Mid Cap II Fund	$3,900	$3,300
Fidelity Advisor Strategic Income Fund	$4,700	$3,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Mid Cap II Fund	$0	$0
Fidelity Advisor Strategic Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
Deloitte Entities	$160,000	$850,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not Applicable.

(g) For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by Deloitte Entities of $550,000A and $1,350,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$150,000	$850,000
Non-Covered Services	$400,000	$500,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 24, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	February 24, 2006